UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2012

Item 1. Reports to Stockholders

Strategic Advisers® Core Income Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 29, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Life of fund A
Strategic Advisers® Core Income Fund	7.26%	7.41%

A From September 27, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on September 27, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Barclays Capital® U.S. Aggregate Bond Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Against the backdrop of acute market volatility and investors' shifting attitude toward risk, U.S. taxable investment-grade bonds generated a solid gain for the 12 months ending February 29, 2012, as evidenced by the 8.37% return of the Barclays Capital® U.S. Aggregate Bond Index. Investment-grade corporate bonds fared best, up 10.41%, bolstered by demand for higher-yielding securities amid improved corporate profitability. U.S. Treasury bonds also performed well, rising 9.60%. Treasuries, too, benefited from periods of robust demand, particularly when the global economy weakened, inflation expectations fell, sovereign debt woes in Europe worsened, Congress wrangled over raising the federal debt ceiling and Standard & Poor's downgraded the long-term sovereign credit rating of the United States. Government-agency-backed residential mortgage-backed securities (MBS) rose 6.44%, receiving a boost from slower-than-expected prepayments and the Federal Reserve's program to reinvest payments from its holdings of agency debentures into the MBS sector. Despite struggling to gain traction early on, commercial mortgage-backed securities advanced 6.57%, aided by investors' thirst for higher yields, as well as improving commercial real estate market fundamentals. Asset-backed and agency securities saw gains of 5.57% and 4.95%, respectively.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Core Income Fund: For the year, Strategic Advisers® Core Income Fund (the Fund) gained 7.26%, trailing the Barclays Capital index. Relative to the benchmark, PIMCO Total Return Fund, the Fund's second-largest allocation, on average, was the biggest detractor, due to its underweighted exposure to Treasuries, unfavorable yield-curve positioning and investments in corporate bonds issued by financial institutions. Two additional managers detracted primarily because of underweightings in Treasuries: Metropolitan West Total Return Bond Fund and Western Asset Core Plus Bond Portfolio. Metropolitan West also was hurt by its holdings of non-government-agency mortgage-backed securities (MBS), and Western Asset was hampered by an out-of-benchmark allocation to high-yield bonds. Lastly, a small stake in Templeton Global Bond Fund detracted due to its exposure to emerging-markets debt denominated in local currencies - a category that underperformed in U.S. dollar terms because of dollar strength and investors' desire for higher-quality investments. On the plus side, the top contributor, and the Fund's largest average allocation, was a sub-advised portfolio managed by Fidelity Investments Money Management, which outperformed mainly because of favorable positioning among Treasuries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.10%	$ 1,000.00	$ 1,033.70	$ .51
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.37	$ .50

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 29, 2012
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Administrative Class	21.9	25.8
Western Asset Core Plus Bond Portfolio	11.4	10.9
Metropolitan West Total Return Bond Fund Class M	10.5	11.2
JPMorgan Core Bond Fund Class A	9.1	8.1
U.S. Treasury Obligations	7.2	9.1
Fannie Mae	6.3	9.9
Western Asset Core Bond Portfolio Class F	6.0	5.0
Spartan U.S. Bond Index Fund Investor Class	4.6	5.0
DoubleLine Total Return Bond Fund	4.5	2.6
Fidelity GNMA Fund	2.2	0.0
	83.7
Asset Allocation (% of fund's net assets)
As of February 29, 2012	As of August 31, 2011
Corporate Bonds 4.9%	Corporate Bonds 5.1%
U.S. Government and U.S. Government Agency Obligations 16.6%	U.S. Government and U.S. Government Agency Obligations 21.8%
Asset-Backed Securities 0.0%†	Asset-Backed Securities 0.2%
CMOs and Other Mortgage Related Securities 1.4%	CMOs and Other Mortgage Related Securities 2.1%
Municipal Securities 0.1%	Municipal Securities 0.1%
High Yield Fixed-Income Funds 2.8%	High Yield Fixed-Income Funds 1.8%
Intermediate-Term Bond Funds 71.9%	Intermediate-Term Bond Funds 70.8%
Long Term Bond Fund 0.6%	Long Term Bond Fund 0.0%
Sector Funds 0.2%	Sector Funds 0.2%
Short-Term Funds and Net Other Assets 1.5%	Short-Term Funds and Net Other Assets (2.1)%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
† Amount represents less than 0.1%.

Annual Report

Investments February 29, 2012

Showing Percentage of Net Assets

Nonconvertible Bonds - 4.9%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.5%
Media - 0.5%
Comcast Corp.:
5.15% 3/1/20	$ 2,184,000	$ 2,559,176
5.7% 5/15/18	1,615,000	1,907,569
6.4% 3/1/40	3,000,000	3,831,126
6.5% 1/15/17	1,764,000	2,125,191
6.55% 7/1/39	1,211,000	1,537,052
Discovery Communications LLC 6.35% 6/1/40	1,875,000	2,357,522
NBCUniversal Media LLC:
5.15% 4/30/20	1,382,000	1,597,483
6.4% 4/30/40	2,438,000	3,050,042
News America Holdings, Inc. 7.75% 12/1/45	799,000	960,742
News America, Inc.:
6.15% 3/1/37	2,054,000	2,364,707
6.15% 2/15/41	2,103,000	2,498,072
Time Warner Cable, Inc.:
4% 9/1/21	7,100,000	7,424,818
5.5% 9/1/41	2,500,000	2,747,218
5.85% 5/1/17	5,002,000	5,886,554
6.75% 7/1/18	1,413,000	1,736,845
Time Warner, Inc.:
5.375% 10/15/41	516,000	571,796
6.2% 3/15/40	2,433,000	2,885,061
Viacom, Inc.:
3.5% 4/1/17	530,000	568,901
6.75% 10/5/37	1,010,000	1,302,778
		47,912,653
CONSUMER STAPLES - 0.3%
Beverages - 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (c)	1,313,000	1,448,316
Fortune Brands, Inc.:
5.375% 1/15/16	146,000	162,081
5.875% 1/15/36	1,952,000	1,984,575
6.375% 6/15/14	623,000	687,768
SABMiller Holdings, Inc. 3.75% 1/15/22 (c)	1,593,000	1,660,929
		5,943,669
Food Products - 0.1%
Kraft Foods, Inc.:
5.375% 2/10/20	3,787,000	4,414,313
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food Products - continued
Kraft Foods, Inc.: - continued
6.125% 2/1/18	$ 1,549,000	$ 1,857,161
6.5% 8/11/17	1,194,000	1,449,280
		7,720,754
Tobacco - 0.1%
Altria Group, Inc.:
9.25% 8/6/19	1,330,000	1,818,431
9.7% 11/10/18	1,409,000	1,918,008
Reynolds American, Inc.:
6.75% 6/15/17	1,810,000	2,156,260
7.25% 6/15/37	2,443,000	2,929,787
		8,822,486
TOTAL CONSUMER STAPLES		22,486,909
ENERGY - 0.7%
Energy Equipment & Services - 0.1%
DCP Midstream LLC:
4.75% 9/30/21 (c)	1,717,000	1,842,370
5.35% 3/15/20 (c)	2,258,000	2,493,083
El Paso Pipeline Partners Operating Co. LLC:
4.1% 11/15/15	1,549,000	1,593,449
5% 10/1/21	1,212,000	1,265,280
Transocean, Inc.:
5.05% 12/15/16	1,260,000	1,378,688
6.375% 12/15/21	1,664,000	1,963,182
		10,536,052
Oil, Gas & Consumable Fuels - 0.6%
Anadarko Petroleum Corp. 6.375% 9/15/17	6,358,000	7,632,735
Enbridge Energy Partners LP 4.2% 9/15/21	2,044,000	2,181,089
EQT Corp. 4.875% 11/15/21	843,000	862,163
Marathon Petroleum Corp. 5.125% 3/1/21	2,870,000	3,116,051
Motiva Enterprises LLC:
5.75% 1/15/20 (c)	1,497,000	1,754,610
6.85% 1/15/40 (c)	816,000	1,079,922
Nakilat, Inc. 6.067% 12/31/33 (c)	666,000	715,950
Nexen, Inc. 6.4% 5/15/37	1,035,000	1,185,099
Petro-Canada 6.05% 5/15/18	497,000	601,710
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Petrobras International Finance Co. Ltd.:
3.875% 1/27/16	$ 5,441,000	$ 5,675,306
5.375% 1/27/21	1,403,000	1,508,391
5.75% 1/20/20	4,314,000	4,745,400
6.75% 1/27/41	3,965,000	4,606,259
Petroleos Mexicanos 6.5% 6/2/41 (c)	6,743,000	7,602,733
Plains All American Pipeline LP/PAA Finance Corp. 5% 2/1/21	1,776,000	1,996,920
Ras Laffan Liquefied Natural Gas Co. Ltd. III:
5.5% 9/30/14 (c)	988,000	1,060,865
6.75% 9/30/19 (c)	647,000	766,695
Schlumberger Investment SA 3.3% 9/14/21 (c)	1,114,000	1,149,816
Spectra Energy Partners, LP:
2.95% 6/15/16	737,000	750,299
4.6% 6/15/21	390,000	411,652
Suncor Energy, Inc. 6.1% 6/1/18	1,527,000	1,863,180
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	482,000	560,689
Western Gas Partners LP 5.375% 6/1/21	2,207,000	2,354,935
Williams Partners LP 4.125% 11/15/20	394,000	415,907
		54,598,376
TOTAL ENERGY		65,134,428
FINANCIALS - 2.2%
Capital Markets - 0.4%
Goldman Sachs Group, Inc.:
5.25% 7/27/21	2,497,000	2,500,346
5.75% 1/24/22	1,743,000	1,818,864
5.95% 1/18/18	1,219,000	1,317,563
6.75% 10/1/37	4,983,000	4,985,671
JPMorgan Chase Capital XVII 5.85% 8/1/35	460,000	461,430
JPMorgan Chase Capital XX 6.55% 9/29/36	4,414,000	4,436,070
Lazard Group LLC:
6.85% 6/15/17	623,000	677,268
7.125% 5/15/15	1,957,000	2,109,354
Merrill Lynch & Co., Inc.:
6.11% 1/29/37	3,789,000	3,609,837
6.875% 4/25/18	1,447,000	1,575,083
Morgan Stanley:
4.75% 4/1/14	428,000	433,028
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley: - continued
5.5% 7/28/21	$ 3,702,000	$ 3,666,753
6.625% 4/1/18	2,019,000	2,140,998
7.3% 5/13/19	1,209,000	1,304,586
		31,036,851
Commercial Banks - 0.3%
Bank of America NA 5.3% 3/15/17	1,874,000	1,905,181
Credit Suisse New York Branch 6% 2/15/18	2,126,000	2,239,450
Discover Bank:
7% 4/15/20	1,970,000	2,232,609
8.7% 11/18/19	1,504,000	1,809,935
Fifth Third Bancorp:
4.5% 6/1/18	520,000	538,794
8.25% 3/1/38	603,000	772,354
Fifth Third Capital Trust IV 6.5% 4/15/67 (e)	1,003,000	995,478
HBOS PLC 6.75% 5/21/18 (c)	773,000	694,612
Huntington Bancshares, Inc. 7% 12/15/20	404,000	456,784
JPMorgan Chase Bank 6% 10/1/17	6,514,000	7,310,037
KeyCorp. 5.1% 3/24/21	754,000	819,382
Marshall & Ilsley Bank 5% 1/17/17	3,905,000	4,169,907
Regions Bank:
6.45% 6/26/37	2,061,000	1,896,120
7.5% 5/15/18	939,000	1,023,510
Regions Financial Corp.:
5.75% 6/15/15	277,000	283,077
7.75% 11/10/14	1,190,000	1,270,563
Wachovia Corp. 4.875% 2/15/14	1,083,000	1,142,057
		29,559,850
Consumer Finance - 0.0%
Discover Financial Services 10.25% 7/15/19	956,000	1,218,988
SLM Corp. 5% 10/1/13	99,000	101,376
		1,320,364
Diversified Financial Services - 0.4%
Bank of America Corp:
5.65% 5/1/18	1,325,000	1,374,884
5.75% 12/1/17	3,470,000	3,633,014
6.5% 8/1/16	1,370,000	1,481,052
BP Capital Markets PLC:
3.125% 10/1/15	2,453,000	2,626,702
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Diversified Financial Services - continued
BP Capital Markets PLC: - continued
4.742% 3/11/21	$ 3,200,000	$ 3,686,371
Capital One Capital V 10.25% 8/15/39	535,000	557,738
Citigroup, Inc.:
3.953% 6/15/16	1,713,000	1,770,917
4.5% 1/14/22	1,891,000	1,942,066
4.75% 5/19/15	5,000,000	5,298,635
5.875% 1/30/42	808,000	858,948
6.125% 5/15/18	1,035,000	1,156,231
6.5% 8/19/13	333,000	352,874
JPMorgan Chase & Co.:
4.35% 8/15/21	2,217,000	2,325,349
4.5% 1/24/22	2,000,000	2,124,410
4.95% 3/25/20	3,248,000	3,521,225
5.4% 1/6/42	947,000	1,021,518
TECO Finance, Inc.:
4% 3/15/16	364,000	385,196
5.15% 3/15/20	523,000	587,566
		34,704,696
Insurance - 0.4%
Allstate Corp. 5.2% 1/15/42	2,505,000	2,741,061
American International Group, Inc. 4.875% 9/15/16	1,209,000	1,271,725
Aon Corp.:
3.125% 5/27/16	3,625,000	3,741,493
5% 9/30/20	540,000	604,560
6.25% 9/30/40	442,000	549,494
Assurant, Inc. 5.625% 2/15/14	1,017,000	1,076,917
Axis Capital Holdings Ltd. 5.75% 12/1/14	1,589,000	1,690,018
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (c)(e)	2,630,000	2,610,275
Liberty Mutual Group, Inc.:
5% 6/1/21 (c)	1,847,000	1,842,667
6.7% 8/15/16 (c)	1,887,000	2,070,624
10.75% 6/15/88 (c)(e)	1,017,000	1,327,185
Marsh & McLennan Companies, Inc. 4.8% 7/15/21	1,026,000	1,143,602
Massachusetts Mutual Life Insurance Co. 5.375% 12/1/41 (c)	1,109,000	1,177,485
MetLife, Inc.:
5.875% 2/6/41	652,000	796,793
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Insurance - continued
MetLife, Inc.: - continued
6.75% 6/1/16	$ 1,135,000	$ 1,358,539
New York Life Insurance Co. 6.75% 11/15/39 (c)	533,000	701,718
Northwestern Mutual Life Insurance Co. 6.063% 3/30/40 (c)	782,000	964,862
Pacific Life Insurance Co. 9.25% 6/15/39 (c)	1,102,000	1,461,180
Prudential Financial, Inc.:
4.5% 11/16/21	1,400,000	1,500,999
4.75% 9/17/15	1,859,000	2,025,377
5.8% 11/16/41	1,463,000	1,634,392
6.2% 11/15/40	725,000	832,992
7.375% 6/15/19	438,000	542,021
Symetra Financial Corp. 6.125% 4/1/16 (c)	1,239,000	1,268,117
Unum Group 5.625% 9/15/20	1,220,000	1,295,790
		36,229,886
Real Estate Investment Trusts - 0.2%
Alexandria Real Estate Equities, Inc. 4.6% 4/1/22	631,000	638,403
Camden Property Trust 5.375% 12/15/13	460,000	479,152
Developers Diversified Realty Corp.:
4.75% 4/15/18	1,240,000	1,272,874
5.375% 10/15/12	2,122,000	2,142,439
7.5% 4/1/17	663,000	745,183
9.625% 3/15/16	1,009,000	1,213,111
Duke Realty LP 4.625% 5/15/13	80,000	82,608
Equity One, Inc.:
5.375% 10/15/15	203,000	214,612
6% 9/15/17	822,000	882,901
6.25% 12/15/14	755,000	815,674
6.25% 1/15/17	540,000	585,174
Federal Realty Investment Trust:
5.4% 12/1/13	664,000	701,189
5.9% 4/1/20	351,000	395,809
6% 7/15/12	400,000	406,298
6.2% 1/15/17	307,000	347,376
HRPT Properties Trust:
5.75% 11/1/15	564,000	589,753
6.65% 1/15/18	809,000	870,843
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
UDR, Inc. 5.5% 4/1/14	$ 1,615,000	$ 1,697,123
United Dominion Realty Trust, Inc. 5.25% 1/15/15	439,000	464,524
		14,545,046
Real Estate Management & Development - 0.5%
AMB Property LP:
5.9% 8/15/13	1,148,000	1,183,160
6.3% 6/1/13	1,166,000	1,210,922
BioMed Realty LP:
3.85% 4/15/16	1,500,000	1,543,541
6.125% 4/15/20	473,000	530,837
Brandywine Operating Partnership LP:
5.7% 5/1/17	567,000	589,445
5.75% 4/1/12	807,000	808,556
Colonial Properties Trust:
5.5% 10/1/15	1,516,000	1,561,525
6.875% 8/15/12	837,000	849,310
Colonial Realty LP 6.05% 9/1/16	1,122,000	1,159,194
Digital Realty Trust LP 4.5% 7/15/15	1,675,000	1,747,723
Duke Realty LP:
5.4% 8/15/14	1,299,000	1,386,462
5.5% 3/1/16	1,275,000	1,352,970
5.95% 2/15/17	389,000	430,578
6.25% 5/15/13	4,463,000	4,694,009
6.5% 1/15/18	1,281,000	1,451,848
ERP Operating LP:
4.625% 12/15/21	3,826,000	4,098,082
4.75% 7/15/20	3,056,000	3,277,817
5.2% 4/1/13	1,606,000	1,659,337
5.5% 10/1/12	1,538,000	1,578,166
5.75% 6/15/17	437,000	497,032
6.625% 3/15/12	281,000	281,463
Liberty Property LP:
4.75% 10/1/20	2,674,000	2,763,114
5.5% 12/15/16	799,000	875,253
6.375% 8/15/12	550,000	559,250
6.625% 10/1/17	938,000	1,073,862
Post Apartment Homes LP 6.3% 6/1/13	1,384,000	1,438,181
Prime Property Funding, Inc.:
5.125% 6/1/15 (c)	1,762,000	1,793,554
5.35% 4/15/12 (c)	387,000	387,646
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Prime Property Funding, Inc: - continued
5.5% 1/15/14 (c)	$ 1,140,000	$ 1,166,858
Reckson Operating Partnership LP 6% 3/31/16	310,000	325,684
Simon Property Group LP:
4.125% 12/1/21	1,213,000	1,310,300
4.2% 2/1/15	511,000	544,990
5.1% 6/15/15	795,000	881,390
Tanger Properties LP:
6.125% 6/1/20	1,306,000	1,487,174
6.15% 11/15/15	3,307,000	3,706,935
		50,206,168
TOTAL FINANCIALS		197,602,861
HEALTH CARE - 0.2%
Biotechnology - 0.1%
Amgen, Inc. 5.15% 11/15/41	2,500,000	2,611,113
Health Care Providers & Services - 0.1%
Aristotle Holding, Inc.:
3.5% 11/15/16 (c)	3,017,000	3,112,983
4.75% 11/15/21 (c)	3,998,000	4,293,008
Express Scripts, Inc.:
3.125% 5/15/16	1,541,000	1,593,274
6.25% 6/15/14	394,000	433,865
Medco Health Solutions, Inc. 4.125% 9/15/20	1,049,000	1,089,043
		10,522,173
TOTAL HEALTH CARE		13,133,286
INDUSTRIALS - 0.0%
Airlines - 0.0%
Continental Airlines, Inc.:
6.545% 8/2/20	280,524	300,862
6.795% 2/2/20	77,730	78,313
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	517,582	522,758
8.36% 1/20/19	1,897,499	1,925,962
		2,827,895
Nonconvertible Bonds - continued
	Principal Amount	Value
INDUSTRIALS - continued
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (e)	$ 755,000	$ 782,369
TOTAL INDUSTRIALS		3,610,264
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Components - 0.0%
Tyco Electronics Group SA:
5.95% 1/15/14	1,188,000	1,274,384
6.55% 10/1/17	612,000	722,980
		1,997,364
Office Electronics - 0.0%
Xerox Corp. 4.5% 5/15/21	678,000	691,736
TOTAL INFORMATION TECHNOLOGY		2,689,100
MATERIALS - 0.2%
Chemicals - 0.1%
Dow Chemical Co.:
4.125% 11/15/21	3,812,000	4,055,499
4.25% 11/15/20	980,000	1,048,989
5.25% 11/15/41	2,829,000	3,110,474
7.6% 5/15/14	3,295,000	3,744,804
		11,959,766
Metals & Mining - 0.1%
ArcelorMittal SA 3.75% 3/1/16	1,404,000	1,408,542
Corporacion Nacional del Cobre de Chile (Codelco) 3.875% 11/3/21 (c)	1,810,000	1,854,707
Rio Tinto Finance Ltd. (United States) 3.75% 9/20/21	1,159,000	1,235,510
		4,498,759
TOTAL MATERIALS		16,458,525
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
5.55% 8/15/41	2,500,000	2,928,188
6.3% 1/15/38	2,523,000	3,112,459
6.8% 5/15/36	2,099,000	2,679,785
BellSouth Capital Funding Corp. 7.875% 2/15/30	1,063,000	1,407,806
Nonconvertible Bonds - continued
	Principal Amount	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
CenturyLink, Inc.:
6.15% 9/15/19	$ 1,651,000	$ 1,733,913
6.45% 6/15/21	1,217,000	1,288,132
7.6% 9/15/39	166,000	169,972
Embarq Corp. 7.995% 6/1/36	614,000	655,136
Telefonica Emisiones SAU 5.855% 2/4/13	325,000	335,907
Verizon Communications, Inc.:
3.5% 11/1/21	3,800,000	3,974,070
6.1% 4/15/18	4,623,000	5,636,154
		23,921,522
Wireless Telecommunication Services - 0.0%
America Movil SAB de CV 2.375% 9/8/16	2,609,000	2,664,345
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
5.875% 10/1/19	1,592,000	1,851,789
6.35% 3/15/40	498,000	586,539
		5,102,673
TOTAL TELECOMMUNICATION SERVICES		29,024,195
UTILITIES - 0.5%
Electric Utilities - 0.3%
Alabama Power Co. 3.375% 10/1/20	853,000	904,101
Cleveland Electric Illuminating Co. 5.65% 12/15/13	1,369,000	1,464,485
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (c)	3,153,000	3,312,069
6.4% 9/15/20 (c)	2,344,000	2,530,531
Edison International 3.75% 9/15/17	940,000	999,207
EDP Finance BV 6% 2/2/18 (c)	651,000	554,237
FirstEnergy Corp. 7.375% 11/15/31	2,804,000	3,572,136
FirstEnergy Solutions Corp. 6.05% 8/15/21	2,918,000	3,325,204
LG&E and KU Energy LLC:
2.125% 11/15/15	1,070,000	1,066,474
3.75% 11/15/20	211,000	214,425
Pacific Gas & Electric Co. 3.25% 9/15/21	268,000	276,413
Pennsylvania Electric Co. 6.05% 9/1/17	1,245,000	1,430,959
Pepco Holdings, Inc. 2.7% 10/1/15	997,000	1,009,975
Progress Energy, Inc. 4.4% 1/15/21	2,710,000	2,978,631
		23,638,847
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Gas Utilities - 0.0%
Southern Natural Gas Co. 5.9% 4/1/17 (c)	$ 732,000	$ 828,524
Southern Natural Gas Co. / Southern Natural Issuing Corp. 4.4% 6/15/21	527,000	543,601
		1,372,125
Independent Power Producers & Energy Traders - 0.0%
Duke Capital LLC 5.668% 8/15/14	1,596,000	1,729,742
PPL Energy Supply LLC:
6.2% 5/15/16	641,000	728,775
6.5% 5/1/18	1,354,000	1,579,395
PSEG Power LLC 2.75% 9/15/16	429,000	435,921
		4,473,833
Multi-Utilities - 0.2%
Consolidated Edison Co. of New York, Inc. 5.7% 6/15/40	509,000	640,062
Dominion Resources, Inc.:
2.8793% 9/30/66 (e)	2,677,000	2,278,756
7.5% 6/30/66 (e)	924,000	977,130
National Grid PLC 6.3% 8/1/16	1,687,000	1,958,771
NiSource Finance Corp.:
4.45% 12/1/21	820,000	868,077
5.4% 7/15/14	353,000	384,890
5.45% 9/15/20	3,370,000	3,802,900
5.8% 2/1/42	1,054,000	1,124,639
5.95% 6/15/41	1,711,000	1,924,576
6.15% 3/1/13	818,000	861,305
6.25% 12/15/40	336,000	385,837
6.4% 3/15/18	1,146,000	1,353,703
Wisconsin Energy Corp. 6.25% 5/15/67 (e)	1,012,000	1,037,300
		17,597,946
TOTAL UTILITIES		47,082,751
TOTAL NONCONVERTIBLE BONDS (Cost $422,989,909)		445,134,972
U.S. Government and Government Agency Obligations - 7.3%

U.S. Government Agency Obligations - 0.1%
Tennessee Valley Authority 5.25% 9/15/39	3,937,000	4,917,951
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Inflation Protected Obligations - 0.5%
U.S. Treasury Inflation-Indexed Bonds:
0.75% 2/15/42	$ 10,555,424	$ 10,594,568
2.125% 2/15/40	2,088	2,868
2.125% 2/15/41	24,541,678	33,859,011
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		44,456,447
U.S. Treasury Obligations - 6.7%
U.S. Treasury Bonds:
3.125% 2/15/42	33,277,000	33,443,385
3.75% 8/15/41	29,678,000	33,591,786
U.S. Treasury Notes:
0.375% 6/30/13	93,783,000	93,940,555
1.375% 5/15/13	56,397,000	57,172,459
1.5% 12/31/13	136,060,000	139,062,844
2% 11/15/21	57,216,000	57,484,229
3.125% 5/15/21	89,321,000	99,139,343
3.5% 5/31/13	62,665,000	65,210,766
3.625% 2/15/20	30,959,000	35,723,776
TOTAL U.S. TREASURY OBLIGATIONS		614,769,143
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $645,574,401)		664,143,541
U.S. Government Agency - Mortgage Securities - 9.3%

Fannie Mae - 6.3%
2.303% 6/1/36 (e)	34,847	36,967
2.601% 2/1/35 (e)	658,126	696,129
2.635% 7/1/37 (e)	102,010	108,705
3.5% 10/1/25 to 2/1/41	1,285,616	1,351,801
3.5% 3/1/42 (d)	13,500,000	13,953,717
3.5% 3/1/42 (d)	29,200,000	30,181,374
3.5% 3/1/42 (d)	34,300,000	35,452,778
3.5% 3/1/42 (d)	14,900,000	15,400,770
4% 12/1/25 to 11/1/41	57,631,907	61,004,668
4% 10/1/41	3,723,772	3,938,572
4% 3/1/42 (d)	32,400,000	34,099,357
4.5% 6/1/24 to 11/1/41	104,729,733	112,346,969
4.5% 3/1/27 (d)	5,000,000	5,350,123
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Fannie Mae - continued
4.5% 3/1/42 (d)	$ 5,100,000	$ 5,435,421
5% 4/1/18 to 6/1/40	60,858,976	65,717,000
5% 3/1/42 (d)	14,500,000	15,659,619
5% 3/1/42 (d)	7,600,000	8,207,800
5% 3/1/42 (d)	6,000,000	6,479,842
5.5% 12/1/30 to 9/1/38	61,054,492	66,663,468
5.5% 3/1/42 (d)	16,900,000	18,413,594
6% 3/1/22 to 4/1/40	72,067,496	79,488,435
6.5% 2/1/36	45,347	50,933
TOTAL FANNIE MAE		580,038,042
Freddie Mac - 1.7%
3.149% 10/1/35 (e)	50,570	53,881
4% 9/1/41	937,893	990,052
4% 9/1/41 to 11/1/41	21,782,379	23,137,348
4% 3/1/42 (d)	1,000,000	1,049,012
4.5% 7/1/25 to 10/1/41	59,837,645	64,311,878
5% 7/1/35 to 4/1/41	21,620,439	23,347,719
5.5% 12/1/28 to 1/1/40	27,315,013	29,610,985
6% 7/1/37 to 8/1/37	905,150	998,984
6.5% 9/1/39	10,323,038	11,499,797
TOTAL FREDDIE MAC		154,999,656
Ginnie Mae - 1.3%
3.5% 12/15/40 to 2/15/42	8,999,503	9,449,649
4% 1/15/25 to 12/15/41	19,100,822	20,635,931
4% 7/15/41	1,116,724	1,208,623
4% 3/1/42 (d)	7,900,000	8,508,146
4.5% 5/15/39 to 4/20/41	33,097,215	36,170,258
4.5% 3/1/42 (d)	1,100,000	1,199,158
5% 3/15/39 to 9/15/41	22,186,603	24,595,421
5% 3/1/42 (d)	1,100,000	1,214,955
5% 3/1/42 (d)	6,000,000	6,627,029
5.5% 12/20/28 to 12/15/38	2,243,816	2,498,870
6% 9/20/38	2,931,911	3,281,722
TOTAL GINNIE MAE		115,389,762
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $839,738,089)		850,427,460
Asset-Backed Securities - 0.0%
	Principal Amount	Value
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 0.714% 4/25/35 (e)	$ 192,880	$ 104,195
ACE Securities Corp. Home Equity Loan Trust:
Series 2004-HE1 Class M2, 1.894% 3/25/34 (e)	52,691	36,932
Series 2005-HE2 Class M2, 0.694% 4/25/35 (e)	17,136	16,637
Advanta Business Card Master Trust Series 2006-C1 Class C1, 0.6758% 10/20/14 (e)	95,000	950
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 0.944% 12/25/33 (e)	13,381	10,525
Series 2004-R2 Class M3, 0.794% 4/25/34 (e)	21,541	6,745
Series 2005-R2 Class M1, 0.694% 4/25/35 (e)	331,000	287,386
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 1.0563% 3/25/34 (e)	7,674	5,530
Series 2004-W7 Class M1, 0.794% 5/25/34 (e)	204,000	146,043
Series 2006-W4 Class A2C, 0.404% 5/25/36 (e)	212,377	51,928
Brazos Higher Education Authority, Inc. Series 2006-2 Class A9, 0.5838% 12/25/24 (e)	224,179	197,636
Capital Auto Receivables Asset Trust Series 2007-1 Class C, 5.38% 11/15/12	67,000	67,374
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.384% 12/25/36 (e)	289,000	91,415
Countrywide Asset-Backed Certificates Trust:
Series 2007-11 Class 2A1, 0.304% 6/25/47 (e)	1,346	1,331
Series 2007-4 Class A1A, 0.3963% 9/25/37 (e)	31,372	30,580
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 5.5436% 3/25/32 (MGIC Investment Corp. Insured) (e)	15,322	2,622
Series 2004-3 Class M4, 1.214% 4/25/34 (e)	25,557	11,260
Series 2004-4 Class M2, 1.039% 6/25/34 (e)	94,124	42,565
Series 2005-3 Class MV1, 0.664% 8/25/35 (e)	35,126	34,640
Fannie Mae subordinate REMIC pass-thru certificates Series 2004-T5 Class AB3, 0.7513% 5/28/35 (e)	6,234	4,001
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.069% 3/25/34 (e)	3,381	363
Fremont Home Loan Trust Series 2005-A Class M4, 0.924% 1/25/35 (e)	58,000	13,147
GE Business Loan Trust:
Series 2003-1 Class A, 0.6785% 4/15/31 (c)(e)	34,272	32,043
Series 2006-2A:
Class A, 0.4285% 11/15/34 (c)(e)	251,622	208,217
Class B, 0.5285% 11/15/34 (c)(e)	91,012	58,703
Class C, 0.6285% 11/15/34 (c)(e)	151,241	74,864
Asset-Backed Securities - continued
	Principal Amount	Value
GSAMP Trust Series 2004-AR1 Class B4, 5% 6/25/34 (c)(e)	$ 65,519	$ 19,148
Home Equity Asset Trust:
Series 2003-2 Class M1, 1.564% 8/25/33 (e)	45,117	30,703
Series 2003-3 Class M1, 1.534% 8/25/33 (e)	111,578	80,496
Series 2003-5 Class A2, 0.944% 12/25/33 (e)	5,278	3,844
Series 2005-5 Class 2A2, 0.494% 11/25/35 (e)	1,108	1,106
Series 2006-1 Class 2A3, 0.469% 4/25/36 (e)	59,951	59,451
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.434% 1/25/37 (e)	231,000	67,291
JPMorgan Mortgage Acquisition Trust Series 2007-CH1 Class AV4, 0.374% 11/25/36 (e)	231,000	191,052
Keycorp Student Loan Trust:
Series 1999-A Class A2, 0.9038% 12/27/29 (e)	95,106	83,518
Series 2006-A Class 2C, 1.7238% 3/27/42 (e)	406,000	108,840
Long Beach Mortgage Loan Trust Series 2004-2 Class M2, 1.324% 6/25/34 (e)	13,476	8,002
Marriott Vacation Club Owner Trust Series 2006-2A Class D, 6.01% 10/20/28 (c)	12,448	12,517
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.544% 5/25/37 (e)	126,000	2,179
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 0.994% 7/25/34 (e)	19,529	12,101
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.219% 7/25/34 (e)	69,648	46,704
Series 2006-FM1 Class A2B, 0.354% 4/25/37 (e)	254,009	188,670
Series 2006-OPT1 Class A1A, 0.504% 6/25/35 (e)	405,662	303,303
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 0.584% 8/25/34 (e)	9,173	7,041
Series 2004-NC8 Class M6, 1.494% 9/25/34 (e)	23,647	13,470
Series 2005-NC1 Class M1, 0.684% 1/25/35 (e)	64,000	40,416
Series 2005-NC2 Class B1, 1.414% 3/25/35 (e)	66,866	8,467
National Collegiate Student Loan Trust Series 2006-4 Class D, 1.344% 5/25/32 (e)	310,000	661
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.754% 9/25/35 (e)	229,000	97,382
Option One Mortgage Loan Trust:
Series 2007-5 Class 2A1, 0.334% 5/25/37 (e)	2,453	2,437
Series 2007-6 Class 2A1, 0.304% 7/25/37 (e)	12,481	12,285
Park Place Securities, Inc. Series 2004-WCW1:
Class M3, 1.494% 9/25/34 (e)	85,000	35,841
Class M4, 1.694% 9/25/34 (e)	109,000	23,818
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 1.044% 4/25/33 (e)	815	660
Asset-Backed Securities - continued
	Principal Amount	Value
Sierra Receivables Funding Co. Series 2007-1A Class A2, 0.4309% 3/20/19 (FGIC Insured) (c)(e)	$ 82,180	$ 78,700
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.4963% 6/15/33 (e)	204,000	92,555
SVO VOI Mortgage Corp. Series 2006-AA Class A, 5.28% 2/20/24 (c)	66,239	68,399
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.104% 9/25/34 (e)	4,618	3,428
TOTAL ASSET-BACKED SECURITIES (Cost $3,497,699)		3,242,117
Collateralized Mortgage Obligations - 0.0%

Private Sponsor - 0.0%
Cobalt CMBS Commercial Mortgage Trust Series 2007-C2 Class B, 5.617% 4/15/47 (e)	310,000	68,200
COMM pass-thru certificates floater Series 2001-J2A Class A2F, 0.7475% 7/16/34 (c)(e)	2,993	2,991
Credit Suisse Mortgage Capital Certificates sequential payer Series 2010-16 Class A1, 3% 6/25/50 (c)	772,640	745,598
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 2.631% 10/25/34 (e)	174,575	160,713
Granite Master Issuer PLC floater:
Series 2006-4:
Class B1, 0.4255% 12/20/54 (e)	682,000	574,244
Class M1, 0.5855% 12/20/54 (e)	179,000	136,488
Series 2007-1:
Class 1M1, 0.5455% 12/20/54 (e)	226,000	172,325
Class 2M1, 0.7455% 12/20/54 (e)	290,000	221,125
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-CB18 Class A3, 5.447% 6/12/47 (e)	470,113	495,042
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 5.8155% 8/25/36 (e)	297,863	224,679
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.454% 5/25/47 (e)	131,938	77,551
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.414% 2/25/37 (e)	227,908	153,176
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.534% 7/25/35 (e)	320,065	248,967
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 2.6048% 7/10/35 (c)(e)	178,929	145,343
Class B6, 3.1048% 7/10/35 (c)(e)	237,332	188,880
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Residential Funding Securities Corp. floater Series 2003-RP2 Class A1, 0.694% 6/25/33 (c)(e)	$ 39,277	$ 36,494
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.668% 7/20/34 (e)	5,758	4,149
Structured Asset Securities Corp. Series 2003-15A Class 4A, 5.3281% 4/25/33 (e)	63,659	58,942
TBW Mortgage-Backed pass-thru certificates floater Series 2006-4 Class A3, 0.4763% 9/25/36 (e)	524,000	399,649
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,061,073)		4,114,556
Commercial Mortgage Securities - 1.4%

Asset Securitization Corp. Series 1997-D5:
Class A2, 7.0826% 2/14/43 (e)	204,000	206,291
Class A3, 7.1326% 2/14/43 (e)	220,000	223,966
Class A6, 7.4526% 2/14/43 (e)	324,000	330,231
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-2 Class AAB, 5.9028% 5/10/45 (e)	270,636	288,767
Series 2006-6 Class A3, 5.369% 10/10/45	554,000	590,937
Series 2007-4 Class A3, 5.9813% 2/10/51 (e)	276,000	293,190
Series 2006-6 Class E, 5.619% 10/10/45 (c)	160,000	32,416
Series 2007-3:
Class A3, 5.8426% 6/10/49 (e)	463,000	485,296
Class A4, 5.8426% 6/10/49 (e)	577,000	637,698
Banc of America Commercial Mortgage, Inc.:
sequential payer:
Series 2004-2:
Class A3, 4.05% 11/10/38	38,063	38,626
Class A4, 4.153% 11/10/38	351,000	364,601
Series 2005-1 Class A3, 4.877% 11/10/42	114,929	114,883
Series 2001-3 Class H, 6.562% 4/11/37 (c)	155,000	155,414
Series 2001-PB1 Class K, 6.15% 5/11/35 (c)	129,000	125,662
Series 2005-3 Class A3B, 5.09% 7/10/43 (e)	860,000	912,507
Banc of America Large Loan, Inc. floater:
Series 2005-MIB1:
Class C, 0.5585% 3/15/22 (c)(e)	119,000	115,430
Class D, 0.6085% 3/15/22 (c)(e)	121,000	117,370
Class E, 0.6485% 3/15/22 (c)(e)	100,000	97,000
Commercial Mortgage Securities - continued
	Principal Amount	Value
Banc of America Large Loan, Inc. floater: - continued
Series 2006-BIX1:
Class D, 0.4585% 10/15/19 (c)(e)	$ 198,588	$ 190,645
Class E, 0.4885% 10/15/19 (c)(e)	201,000	190,950
Class F, 0.5585% 10/15/19 (c)(e)	477,000	448,380
Class G, 0.5785% 10/15/19 (c)(e)	192,000	170,880
Bayview Commercial Asset Trust floater:
Series 2004-1:
Class A, 0.604% 4/25/34 (c)(e)	169,822	136,707
Class B, 2.144% 4/25/34 (c)(e)	19,009	10,992
Series 2005-2A:
Class A1, 0.554% 8/25/35 (c)(e)	245,420	160,213
Class M2, 0.724% 8/25/35 (c)(e)	21,325	9,711
Series 2005-3A Class A2, 0.644% 11/25/35 (c)(e)	89,349	59,026
Series 2005-4A:
Class A2, 0.634% 1/25/36 (c)(e)	214,333	132,867
Class M1, 0.694% 1/25/36 (c)(e)	69,181	29,856
Series 2006-2A Class A1, 0.474% 7/25/36 (c)(e)	573,317	362,988
Series 2006-4A:
Class A1, 0.474% 12/25/36 (c)(e)	118,686	78,518
Class A2, 0.514% 12/25/36 (c)(e)	601,106	306,564
Series 2007-1 Class A2, 0.514% 3/25/37 (c)(e)	130,853	62,809
Series 2007-2A:
Class A1, 0.514% 7/25/37 (c)(e)	338,003	174,283
Class A2, 0.564% 7/25/37 (c)(e)	316,460	110,761
Class B1, 1.844% 7/25/37 (c)(e)	95,087	3,618
Class B2, 2.494% 7/25/37 (c)(e)	30,595	1,619
Class M1, 0.614% 7/25/37 (c)(e)	107,715	16,319
Class M4, 0.894% 7/25/37 (c)(e)	118,115	9,222
Class M5, 0.994% 7/25/37 (c)(e)	104,001	6,799
Class M6, 1.244% 7/25/37 (c)(e)	132,973	6,932
Series 2007-3:
Class A2, 0.534% 7/25/37 (c)(e)	128,631	55,030
Class B1, 1.194% 7/25/37 (c)(e)	77,653	6,477
Class B2, 1.844% 7/25/37 (c)(e)	199,171	10,610
Class B3, 4.244% 7/25/37 (c)(e)	23,955	541
Class M1, 0.554% 7/25/37 (c)(e)	68,168	22,500
Class M2, 0.584% 7/25/37 (c)(e)	72,911	19,789
Class M3, 0.614% 7/25/37 (c)(e)	116,776	25,697
Class M4, 0.744% 7/25/37 (c)(e)	184,351	32,526
Class M5, 0.844% 7/25/37 (c)(e)	93,658	12,482
Class M6, 1.044% 7/25/37 (c)(e)	71,132	7,764
Commercial Mortgage Securities - continued
	Principal Amount	Value
Bayview Commercial Asset Trust floater: - continued
Series 2007-4A:
Class M4, 1.844% 9/25/37 (c)(e)	$ 114,264	$ 4,935
Class M5, 1.994% 9/25/37 (c)(e)	114,264	3,643
Class M6, 2.194% 9/25/37 (c)(e)	114,264	2,344
Bear Stearns Commercial Mortgage Securities Trust:
floater Series 2007-BBA8:
Class E, 0.5485% 3/15/22 (c)(e)	514,000	435,878
Class F, 0.5985% 3/15/22 (c)(e)	315,000	260,824
sequential payer:
Series 2003-PWR2 Class A3, 4.834% 5/11/39	14,648	14,669
Series 2004-PWR3 Class A3, 4.487% 2/11/41	81,679	83,272
Series 2006-PW13 Class A3, 5.518% 9/11/41	978,000	1,021,585
Series 2006-T22 Class A4, 5.7044% 4/12/38 (e)	35,000	39,766
C-BASS Trust floater Series 2006-SC1 Class A, 0.514% 5/25/36 (c)(e)	117,150	96,601
CDC Commercial Mortgage Trust Series 2002-FX1 Class G, 6.625% 5/15/35 (c)	325,000	338,923
Citigroup Commercial Mortgage Trust:
floater Series 2006-FL2:
Class G, 0.5835% 8/15/21 (c)(e)	38,580	36,770
Class H, 0.6235% 8/15/21 (c)(e)	66,000	61,678
Series 2006-C5 Class AMP2, 5.5005% 10/15/49 (c)	410,622	391,388
Series 2007-C6 Class A1, 5.622% 12/10/49 (e)	49,837	49,838
Series 2007-FL3A Class A2, 0.3885% 4/15/22 (c)(e)	230,779	217,810
Series 2008-C7 Class A2B, 6.2764% 12/10/49 (e)	261,068	268,696
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4:
Class A3, 5.293% 12/11/49	270,000	288,581
Class C, 5.476% 12/11/49	522,000	149,557
Cobalt CMBS Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A3, 6.0104% 5/15/46 (e)	277,000	297,248
Series 2006-C1 Class B, 5.359% 8/15/48	831,000	49,860
COMM pass-thru certificates:
floater:
Series 2005-F10A:
Class G, 0.7985% 4/15/17 (c)(e)	12,256	11,808
Class H, 0.8685% 4/15/17 (c)(e)	27,000	23,314
Series 2005-FL11:
Class C, 0.5485% 11/15/17 (c)(e)	211,505	194,584
Class D, 0.5885% 11/15/17 (c)(e)	10,974	9,987
Class E, 0.6385% 11/15/17 (c)(e)	38,909	35,018
Commercial Mortgage Securities - continued
	Principal Amount	Value
COMM pass-thru certificates: - continued
floater: - continued
Series 2005-FL11: - continued
Class F, 0.6985% 11/15/17 (c)(e)	$ 29,930	$ 26,638
Class G, 0.7485% 11/15/17 (c)(e)	20,618	18,144
Series 2006-FL12 Class AJ, 0.3785% 12/15/20 (c)(e)	395,000	354,105
sequential payer:
Series 2006-C8 Class A3, 5.31% 12/10/46	789,000	820,740
Series 2006-CN2A:
Class A2FX, 5.449% 2/5/19 (c)	468,000	455,118
Class AJFX, 5.478% 2/5/19 (c)	828,000	822,950
Commercial Mortgage pass-thru certificates sequential payer Series 2005-C6 Class A2, 4.999% 6/10/44 (e)	2,005	2,012
Credit Suisse Commercial Mortgage Trust:
sequential payer:
Series 2007-C2 Class A3, 5.542% 1/15/49 (e)	554,000	603,176
Series 2007-C3 Class A4, 5.9018% 6/15/39 (e)	167,000	182,059
Series 2007-C5 Class A4, 5.695% 9/15/40 (e)	251,000	274,909
Credit Suisse First Boston Mortgage Capital Certificates floater Series 2007-TF2A Class B, 0.5985% 4/15/22 (c)(e)	988,000	733,601
Credit Suisse First Boston Mortgage Securities Corp.:
sequential payer Series 2004-C1:
Class A3, 4.321% 1/15/37	14,262	14,329
Class A4, 4.75% 1/15/37	129,000	135,912
Series 2006-C1 Class A3, 5.5944% 2/15/39 (e)	1,027,392	1,097,832
Credit Suisse Mortgage Capital Certificates:
floater Series 2007-TFL1:
Class B, 0.3985% 2/15/22 (c)(e)	105,000	94,248
Class C:
0.4185% 2/15/22 (c)(e)	299,000	265,333
0.5185% 2/15/22 (c)(e)	107,000	93,860
Class F, 0.5685% 2/15/22 (c)(e)	213,000	184,671
Series 2007-C1 Class B, 5.487% 2/15/40 (c)(e)	420,000	63,000
Greenwich Capital Commercial Funding Corp.:
floater Series 2006-FL4 Class B, 0.4525% 11/5/21 (c)(e)	104,000	101,019
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	805,000	893,712
GS Mortgage Securities Corp. II:
floater: - continued
Series 2006-FL8A:
Class E, 0.6325% 6/6/20 (c)(e)	63,182	60,259
Class F, 0.7025% 6/6/20 (c)(e)	134,000	126,501
Commercial Mortgage Securities - continued
	Principal Amount	Value
GS Mortgage Securities Corp. II: - continued
floater: - continued
Series 2007-EOP:
Class C, 2.1455% 3/6/20 (c)(e)	$ 263,000	$ 255,952
Class D, 2.3636% 3/6/20 (c)(e)	1,737,000	1,683,500
Class H, 3.5846% 3/6/20 (c)(e)	121,000	115,700
Class J, 4.4568% 3/6/20 (c)(e)	174,000	167,510
sequential payer Series 2004-GG2 Class A4, 4.964% 8/10/38	66,856	67,807
GS Mortgage Securities Trust sequential payer:
Series 2006-GG8 Class A2, 5.479% 11/10/39	132,070	132,874
Series 2007-GG10 Class A2, 5.778% 8/10/45	90,752	92,409
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2006-FLA2:
Class B, 0.4185% 11/15/18 (c)(e)	152,082	141,437
Class C, 0.4585% 11/15/18 (c)(e)	108,262	97,436
Class F, 0.5785% 11/15/18 (c)(e)	73,893	62,809
Class G, 0.6085% 11/15/18 (c)(e)	64,012	52,490
sequential payer:
Series 2006-LDP9 Class A2, 5.134% 5/15/47 (e)	105,563	110,527
Series 2007-LD11 Class A4, 6.0045% 6/15/49 (e)	23,510,461	25,957,453
Series 2007-LDPX Class A2 S, 5.305% 1/15/49	522,381	522,490
Series 2006-CB17 Class A3, 5.45% 12/12/43	72,768	75,128
Series 2007-CB19:
Class B, 5.9303% 2/12/49 (e)	24,000	8,937
Class C, 5.9303% 2/12/49 (e)	62,000	18,140
Class D, 5.9303% 2/12/49 (e)	65,000	9,019
Series 2007-LDP10:
Class BS, 5.437% 1/15/49 (e)	53,000	13,551
Class CS, 5.466% 1/15/49 (e)	23,000	2,796
Class ES, 5.7445% 1/15/49 (c)(e)	143,000	7,485
JPMorgan Commercial Mortgage Finance Corp. Series 2000-C9 Class G, 6.25% 10/15/32 (c)	7,123	7,138
LB Commercial Conduit Mortgage Trust Series 1998-C1 Class D, 6.98% 2/18/30	39,453	40,114
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2006-C1 Class A2, 5.084% 2/15/31	37,571	37,961
Series 2006-C6 Class A2, 5.262% 9/15/39 (e)	23,273	23,299
Series 2006-C7 Class A2, 5.3% 11/15/38	166,559	166,757
Series 2007-C6 Class A4, 5.858% 7/15/40 (e)	346,000	391,864
Series 2007-C7 Class A3, 5.866% 9/15/45	294,000	333,985
Commercial Mortgage Securities - continued
	Principal Amount	Value
Lehman Brothers Floating Rate Commercial Mortgage Trust floater Series 2006-LLFA:
Class D, 0.4785% 9/15/21 (c)(e)	$ 88,297	$ 79,040
Class E, 0.5385% 9/15/21 (c)(e)	320,310	277,123
Class F, 0.5885% 9/15/21 (c)(e)	183,169	152,977
Class G, 0.6085% 9/15/21 (c)(e)	361,641	291,182
Class H, 0.6485% 9/15/21 (c)(e)	92,993	71,156
Lehman Large Loan Trust Series 1997-LLI Class E, 7.3% 10/12/34	492,000	492,726
Merrill Lynch Mortgage Trust:
sequential payer Series 2005-CIP1 Class A2, 4.96% 7/12/38	385,037	390,778
Series 2005-CKI1 Class A3, 5.3913% 11/12/37 (e)	187,854	189,607
Series 2005-LC1 Class F, 5.5568% 1/12/44 (c)(e)	241,000	134,604
Series 2006-C1 Class A2, 5.8093% 5/12/39 (e)	257,086	266,026
Series 2007-C1 Class A4, 6.0271% 6/12/50 (e)	7,022,000	7,898,079
Series 2008-C1 Class A4, 5.69% 2/12/51	591,000	672,755
Merrill Lynch-CFC Commercial Mortgage Trust:
floater Series 2006-4 Class A2FL, 0.4158% 12/12/49 (e)	41,824	41,813
sequential payer:
Series 2006-4 Class ASB, 5.133% 12/12/49 (e)	227,725	241,762
Series 2007-5:
Class A3, 5.364% 8/12/48	108,000	110,752
Class B, 5.479% 8/12/48	831,000	207,750
Series 2007-6 Class A4, 5.485% 3/12/51 (e)	656,000	711,437
Series 2007-7 Class A4, 5.81% 6/12/50 (e)	970,000	1,049,065
Series 2007-6 Class B, 5.635% 3/12/51 (e)	277,000	86,525
Series 2007-7 Class B, 5.9345% 6/12/50 (e)	356,000	30,011
Series 2007-8 Class A3, 6.1644% 8/12/49 (e)	239,000	265,553
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.449% 7/15/19 (c)(e)	57,391	33,287
Series 2007-XLFA:
Class C, 0.409% 10/15/20 (c)(e)	159,000	144,035
Class D, 0.439% 10/15/20 (c)(e)	107,000	96,394
Class E, 0.499% 10/15/20 (c)(e)	134,000	114,018
Class NHRO, 1.139% 10/15/20 (c)(e)	127,548	104,589
sequential payer:
Series 2005-IQ9 Class A3, 4.54% 7/15/56	285,205	290,646
Series 2007-HQ11 Class A31, 5.439% 2/12/44 (e)	2,197,000	2,305,998
Series 2007-IQ13 Class A1, 5.05% 3/15/44	1,715	1,713
Commercial Mortgage Securities - continued
	Principal Amount	Value
Morgan Stanley Capital I Trust: - continued
Series 2006-IQ11 Class A4, 5.895% 10/15/42 (e)	$ 83,000	$ 93,654
Series 2006-T23 Class A3, 5.986% 8/12/41 (e)	141,000	147,287
Series 2007-HQ12 Class A4, 5.7828% 4/12/49 (e)	1,466,000	1,559,494
Series 2007-IQ14:
Class A4, 5.692% 4/15/49 (e)	416,000	455,991
Class AAB, 5.654% 4/15/49	608,000	656,728
Class B, 5.9063% 4/15/49 (e)	68,000	18,427
Structured Asset Securities Corp. Series 1997-LLI Class D, 7.15% 10/12/34	13,175	13,196
Wachovia Bank Commercial Mortgage Trust:
floater:
Series 2006-WL7A:
Class E, 0.5696% 9/15/21 (c)(e)	278,000	217,745
Class F, 0.6296% 9/15/21 (c)(e)	301,000	226,729
Class G, 0.6496% 9/15/21 (c)(e)	285,000	206,127
Series 2007-WHL8 Class F, 0.7285% 6/15/20 (c)(e)	686,000	445,900
sequential payer:
Series 2006-C29 Class A3, 5.313% 11/15/48	736,000	758,367
Series 2007-C30:
Class A3, 5.246% 12/15/43	89,265	91,329
Class A4, 5.305% 12/15/43	81,000	86,080
Class A5, 5.342% 12/15/43	9,486,000	10,332,711
Series 2007-C31:
Class A4, 5.509% 4/15/47	11,426,000	12,484,870
Class A5, 5.5% 4/15/47	1,310,000	1,422,670
Series 2007-C32:
Class A2, 5.9237% 6/15/49 (e)	284,562	294,924
Class A3, 5.9287% 6/15/49 (e)	7,379,000	8,123,519
Series 2005-C19 Class B, 4.892% 5/15/44	277,000	252,019
Series 2005-C22:
Class B, 5.5336% 12/15/44 (e)	614,000	421,984
Class F, 5.5336% 12/15/44 (c)(e)	462,000	111,701
Series 2007-C30:
Class C, 5.483% 12/15/43 (e)	831,000	328,158
Class D, 5.513% 12/15/43 (e)	443,000	113,075
Series 2007-C31 Class C, 5.8735% 4/15/47 (e)	1,142,000	233,208
Series 2007-C31A Class A2, 5.421% 4/15/47	687,147	713,964
Series 2007-C32:
Class D, 5.9287% 6/15/49 (e)	208,000	60,812
Class E, 5.9287% 6/15/49 (e)	328,000	81,836
Commercial Mortgage Securities - continued
	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust pass-thru certificates sequential payer Series 2007-C33:
Class A4, 6.0964% 2/15/51 (e)	$ 13,170,000	$ 14,518,661
Class A5, 6.0964% 2/15/51 (e)	4,253,000	4,695,954
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $123,666,353)		126,332,154
Municipal Securities - 0.1%

Beaver County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (FirstEnergy Nuclear Generation Corp. Proj.) Series 2005 A, 3.375%, tender 7/1/15 (e)	465,000	480,889
California Gen. Oblig.:
7.5% 4/1/34	2,915,000	3,758,630
7.55% 4/1/39	470,000	622,275
7.6% 11/1/40	1,695,000	2,267,503
7.625% 3/1/40	330,000	438,497
Illinois Gen. Oblig. Series 2011, 5.877% 3/1/19	265,000	293,437
TOTAL MUNICIPAL SECURITIES (Cost $7,272,441)		7,861,231
Foreign Government and Government Agency Obligations - 0.0%

Chilean Republic 3.25% 9/14/21	562,000	576,331
United Mexican States 6.05% 1/11/40	1,830,000	2,228,025
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $2,535,703)		2,804,356
Fixed-Income Funds - 75.5%
	Shares
High Yield Fixed-Income Funds - 2.8%
Fidelity Focused High Income Fund (b)	9,667,517	89,617,886
Fidelity New Markets Income Fund (b)	5,412,134	89,895,550
Janus High-Yield Fund Class T	8,726,699	79,412,963
TOTAL HIGH YIELD FIXED-INCOME FUNDS		258,926,399
Intermediate-Term Bond Funds - 71.9%
DoubleLine Total Return Bond	36,815,505	411,229,195
Fidelity GNMA Fund (b)	16,934,355	200,333,417
Fixed-Income Funds - continued
	Shares	Value
Intermediate-Term Bond Funds - continued
JPMorgan Core Bond Fund Class A	70,095,549	$ 836,239,895
Loomis Sayles Bond Fund Retail Class	4,160,595	61,035,926
Metropolitan West Total Return Bond Fund Class M	91,057,883	960,660,669
PIMCO Total Return Fund Administrative Class	179,904,317	2,000,536,006
Spartan U.S. Bond Index Fund Investor Class (b)	35,861,307	424,239,258
Templeton Global Bond Fund Class A	3,427,792	45,658,188
Westcore Plus Bond Fund	4,145,601	46,140,536
Western Asset Core Bond Portfolio Class F	45,806,008	551,504,333
Western Asset Core Plus Bond Portfolio	92,486,210	1,045,094,172
TOTAL INTERMEDIATE-TERM BOND FUNDS		6,582,671,595
Long Term Bond Fund - 0.6%
PIMCO Long-Term Credit Fund Institutional Class	4,206,422	52,369,958
Sector Funds - 0.2%
Fidelity Real Estate Income Fund (b)	1,273,325	13,713,708
TOTAL FIXED-INCOME FUNDS (Cost $6,721,603,848)		6,907,681,660
Short-Term Funds - 1.3%

Prudential Short-Term Corporate Bond Fund, Inc. Class A (Cost $123,113,491)	10,708,725	123,257,428
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.12% (a) (Cost $199,524,643)	199,524,643	$ 199,524,643
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $9,093,577,650)		9,334,524,118
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(181,507,542)
NET ASSETS - 100%		$ 9,153,016,576
TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
4.5% 3/1/42	$ (6,900,000)	$ (7,353,805)
5% 3/1/42	(13,000,000)	(14,039,659)
5% 3/1/42	(6,000,000)	(6,479,842)
5% 3/1/42	(6,000,000)	(6,479,842)
TOTAL FANNIE MAE		(34,353,148)
Freddie Mac
4.5% 3/1/42	(10,100,000)	(10,728,757)
Ginnie Mae
4% 3/1/42	(2,100,000)	(2,261,659)
TOTAL TBA SALE COMMITMENTS (Proceeds $47,304,344)		$ (47,343,564)
Swap Agreements
	Expiration Date	Notional Amount
Credit Default Swaps

Receive from Credit Suisse First Boston upon credit event of Deutsche Bank AG, par value of the notional amount of Deutsche Bank AG, 2.066% 4/11/18, and pay quarterly notional amount multiplied by 1% (Upfront Premium Received/(Paid) $(151,811))

	Dec. 2018	$ 2,000,000	$ 86,608
Receive from Credit Suisse First Boston upon credit event of National Australia Bank Ltd., par value of the notional amount of National Australia Bank Ltd., 4.625% 2/10/20, and pay quarterly notional amount multiplied by 1% (Upfront Premium Received/(Paid $(253,838))	Dec. 2018	2,000,000	168,514
Swap Agreements - continued
	Expiration Date	Notional Amount	Value
Credit Default Swaps - continued

Receive from Credit Suisse First Boston, upon credit event of UFJ Finance Aruba AEC, par value of the notional amount of UFJ Finance Aruba AEC 6.75% 7/15/13, and pay quarterly notional amount multiplied by 1% (Upfront Premium Received/(Paid) $(48,223))

	March 2018	$ 1,500,000	$ 112,316
Receive from JPMorgan Chase, Inc. upon credit event of Deutsche Bank AG, par value of the notional amount of Deutsche Bank AG, 5.125% 8/31/17, and pay quarterly notional amount multiplied by 1% (Upfront Premium Received/(Paid) $(140,579))	March 2019	1,655,634	76,534
		$ 7,155,634	$ 443,972
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(b) Affiliated company

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $71,540,411 or 0.8% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 219,812
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Focused High Income Fund	$ 70,611,865	$ 19,279,579	$ -	$ 4,735,689	$ 89,617,886
Fidelity GNMA Fund	-	200,662,505	-	1,050,990	200,333,417
Fidelity Municipal Income Fund	16,855,833	24,016,128	41,657,500	445,174	-
Fidelity New Markets Income Fund	-	86,034,379	-	486,844	89,895,550
Fidelity Real Estate Income Fund	12,956,055	768,586	-	649,222	13,713,708
Spartan U.S. Bond Index Fund Investor Class (formerly Fidelity U.S. Bond Index Fund)	238,975,649	255,003,895	84,979,232	10,106,726	424,239,258
Total	$ 339,399,402	$ 585,765,072	$ 126,636,732	$ 17,474,645	$ 817,799,819
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 445,134,972	$ -	$ 445,134,972	$ -
U.S. Government and Government Agency Obligations	664,143,541	-	664,143,541	-
U.S. Government Agency - Mortgage Securities	850,427,460	-	850,427,460	-
Asset-Backed Securities	3,242,117	-	1,755,766	1,486,351
Collateralized Mortgage Obligations	4,114,556	-	3,712,133	402,423
Commercial Mortgage Securities	126,332,154	-	122,634,591	3,697,563
Municipal Securities	7,861,231	-	7,861,231	-
Foreign Government and Government Agency Obligations	2,804,356	-	2,804,356	-
Fixed-Income Funds	6,907,681,660	6,907,681,660	-	-
Short-Term Funds	123,257,428	123,257,428	-	-
Money Market Funds	199,524,643	199,524,643	-	-
Total Investments in Securities:	$ 9,334,524,118	$ 7,230,463,731	$ 2,098,474,050	$ 5,586,337
Derivative Instruments:
Assets
Swap Agreements	$ 443,972	$ -	$ 443,972	$ -
Other Financial Instruments:
TBA Sale Commitments	$ (47,343,564)	$ -	$ (47,343,564)	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 8,338,632
Total Realized Gain (Loss)	36,489
Total Unrealized Gain (Loss)	(1,527,058)
Cost of Purchases	950
Proceeds of Sales	(2,211,876)
Amortization/Accretion	(111,731)
Transfers in to Level 3	4,772,940
Transfers out of Level 3	(3,738,039)
Ending Balance	$ 5,560,307
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ (1,227,722)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 29, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swap Agreements (a)	$ 443,972	$ -
Total Value of Derivatives	$ 443,972	$ -
(a) Value is included in the Statements of Assets and Liabilities in the Investments at Value line-item.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $8,101,190,163)	$ 8,317,199,656
Fidelity Central Funds (cost $199,524,643)	199,524,643
Affiliated issuers (cost $792,862,844)	817,799,819
Total Investments (cost $9,093,577,650)		$ 9,334,524,118
Receivable for investments sold, regular delivery		6,881,774
Receivable for TBA sale commitments		47,304,344
Receivable for fund shares sold		10,379,782
Dividends receivable		7,914,476
Interest receivable		12,256,409
Distributions receivable from Fidelity Central Funds		21,261
Swap agreements, at value		443,972
Total assets		9,419,726,136

Liabilities
Payable for investments purchased
Regular delivery	$ 4,616,644
Delayed delivery	207,673,833
TBA sale commitments, at value	47,343,564
Payable for fund shares redeemed	5,905,166
Distributions payable	40,403
Accrued management fee	250,615
Other affiliated payables	313,630
Other payables and accrued expenses	565,705
Total liabilities		266,709,560

Net Assets		$ 9,153,016,576
Net Assets consist of:
Paid in capital		$ 8,893,915,112
Undistributed net investment income		1,792,136
Accumulated undistributed net realized gain (loss) on investments		16,521,294
Net unrealized appreciation (depreciation) on investments		240,788,034
Net Assets, for 852,610,863 shares outstanding		$ 9,153,016,576
Net Asset Value, offering price and redemption price per share ($9,153,016,576 ÷ 852,610,863 shares)		$ 10.74

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends: Unaffiliated issuers		$ 191,748,850
Affiliated issuers		17,474,645
Interest		52,819,054
Income from Fidelity Cash Central Fund		219,812
Total income		262,262,361

Expenses
Management fee	$ 20,767,783
Transfer agent fees	2,408,298
Accounting fees and expenses	1,264,069
Custodian fees and expenses	64,268
Independent trustees' compensation	65,077
Registration fees	662,551
Audit	39,305
Legal	80,288
Miscellaneous	105,664
Total expenses before reductions	25,457,303
Expense reductions	(18,111,125)	7,346,178
Net investment income (loss)		254,916,183
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	44,692,152
Affiliated issuers	1,744,759
Swap agreements	(1,709,380)
Realized gain distributions from underlying funds:
Unaffiliated issuers	11,142,044
Affiliated issuers	4,374,605
Total net realized gain (loss)		60,244,180
Change in net unrealized appreciation (depreciation) on: Investment securities	200,190,878
Swap agreements	459,476
Delayed delivery commitments	242,624
Total change in net unrealized appreciation (depreciation)		200,892,978
Net gain (loss)		261,137,158
Net increase (decrease) in net assets resulting from operations		$ 516,053,341

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 254,916,183	$ 125,633,147
Net realized gain (loss)	60,244,180	135,876,880
Change in net unrealized appreciation (depreciation)	200,892,978	(45,008,124)
Net increase (decrease) in net assets resulting from operations	516,053,341	216,501,903
Distributions to shareholders from net investment income	(255,635,139)	(123,911,392)
Distributions to shareholders from net realized gain	(96,890,547)	(66,910,635)
Total distributions	(352,525,686)	(190,822,027)
Share transactions Proceeds from sales of shares	5,767,105,479	2,606,331,080
Reinvestment of distributions	351,918,503	190,454,907
Cost of shares redeemed	(1,921,121,745)	(678,073,090)
Net increase (decrease) in net assets resulting from share transactions	4,197,902,237	2,118,712,897
Total increase (decrease) in net assets	4,361,429,892	2,144,392,773

Net Assets
Beginning of period	4,791,586,684	2,647,193,911
End of period (including undistributed net investment income of $1,792,136 and undistributed net investment income of $2,649,962, respectively)	$ 9,153,016,576	$ 4,791,586,684
Other Information Shares
Sold	545,073,857	244,571,549
Issued in reinvestment of distributions	33,295,795	18,085,653
Redeemed	(181,166,943)	(64,362,650)
Net increase (decrease)	397,202,709	198,294,552

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2012 J	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.52	$ 10.30	$ 9.02	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.372	.376	.488	.509	.207
Net realized and unrealized gain (loss)	.371	.372	1.326	(.950)	.132
Total from investment operations	.743	.748	1.814	(.441)	.339
Distributions from net investment income	(.373)	(.373)	(.504)	(.499)	(.222) K
Distributions from net realized gain	(.150)	(.155)	(.030)	(.130)	(.027) K
Total distributions	(.523)	(.528)	(.534)	(.629)	(.249)
Net asset value, end of period	$ 10.74	$ 10.52	$ 10.30	$ 9.02	$ 10.09
Total Return B, C	7.26%	7.36%	20.54%	(4.41)%	3.42%
Ratios to Average Net Assets E, G
Expenses before reductions	.35%	.28%	.25%	.26%	.25% A
Expenses net of fee waivers, if any	.10%	.03%	.00%	.00%	.00% A
Expenses net of all reductions	.10%	.03%	.00%	.00%	.00% A
Net investment income (loss)	3.52%	3.57%	4.93%	5.35%	4.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,153,017	$ 4,791,587	$ 2,647,194	$ 728,293	$ 746,712
Portfolio turnover rate H	113%	44% I	10%	38%	19% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F For the period September 27, 2007 (commencement of operations) to February 29, 2008.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amounts do not include the portfolio activity of any Underlying Funds.

I Portfolio turnover rate excludes securities received or delivered in-kind.

J For the year ended February 29.

K The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

February 29, 2012 for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Swaps are marked-to-market daily based on valuations from independent pricing services or dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Pricing services utilize matrix pricing which considers comparisons to interest rate curves, credit spread curves, default possibilities and recovery rates and, as a result, swaps are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest income even though principal is not received until maturity.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements;

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, swap agreements, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 258,337,807
Gross unrealized depreciation	(24,670,418)
Net unrealized appreciation (depreciation) on securities and other investments	$ 233,667,389

Tax Cost	$ 9,100,856,729

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 20,252,572
Undistributed long-term capital gain	$ 5,328,605
Net unrealized appreciation (depreciation)	$ 233,522,286

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 288,004,431	$ 177,871,582
Long-term Capital Gains	64,521,255	12,950,445
Total	$ 352,525,686	$ 190,822,027

3. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount however; delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells MBS and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell MBS on a later date at a lower price. Transactions in mortgage dollar

Annual Report

Notes to Financial Statements - continued

3. Operating Policies - continued

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls - continued

rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a dollar roll or a reverse dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including, swap agreements, in order to meet its investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter (OTC) derivatives such as swap agreements, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the counterparty. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on OTC derivatives in an amount not less than the counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives - continued

Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swap Agreements	$ (61,731)	$ (119,214)
Interest Rate Risk
Swap Agreements	(1,647,649)	578,690
Totals (a)	$ (1,709,380)	$ 459,476

(a) A summary of the value of derivatives by risk exposure as of period end, is included at the end of the Schedule of Investments and is representative of activity for the period.

Swap Agreements. A swap agreement (swap) is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

Details of swaps open at period end are included in the Schedule of Investments under the caption "Swap Agreements." Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. Any upfront premiums paid or received upon entering a swap to compensate for differences between stated terms of the agreement and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded as realized gain or (loss) ratably over the term of the swap. Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Realized gain or (loss) is also recorded in the event of an early termination of a swap. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection on a debt security or a basket of securities against a defined credit event. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments,

Annual Report

4. Derivative Instruments - continued

Credit Default Swaps - continued

the seller acts as a guarantor of the creditworthiness of a reference obligation. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to provide a measure of protection against defaults of an issuer. The issuer may be either a single issuer or a "basket" of issuers. Periodic payments are made over the life of the contract provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay, obligation acceleration or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller.

As a seller, if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the reference obligation or underlying securities comprising an index or pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index.

As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the reference obligation or underlying securities comprising an index or receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $4,495,689,896 and $781,939,506, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Adviser. Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Strategic Advisers, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .03% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

7. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seeks preservation of capital and current income and is managed by FIMM, an affiliate of FMR.

Annual Report

7. Investments in Fidelity Central Funds - continued

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $17,685 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2014. During the period, this waiver reduced the Fund's management fee by $18,111,125.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2012

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 24 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (47)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (44)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (52)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (68)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (46)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (38)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Fund voted to pay on April 16, 2012, to shareholders of record at the opening of business on April 13, 2012, a distribution of $0.028 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2012, $8,661,903 or, if subsequently determined to be different, the net capital gain of such year.

A total of 4.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $9,118,464 of distributions paid during the period January 1, 2012 to February 29, 2012 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 20, 2012. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect one Trustee to the Board of Trustees: Amy Butte Liebowitz
	# of Votes	% of Votes
Affirmative	44,707,926,494.93	93.433
Withheld	3,142,175,265.81	6.567
TOTAL	47,850,101,760.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMR Co.), Fidelity Management & Research (U.K.) Inc. (FMR (U.K.)), Fidelity Management & Research (Japan) Inc. (FMR (Japan)), and Fidelity Management & Research (Hong Kong) Limited (FMR (H.K.)) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and considers at each of its meetings one or more factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, FIMM, FMR Co., FMR (U.K.), FMR (Japan), and FMR (H.K.) (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct quantitative and fundamental analysis. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-and three-year periods ended December 31, 2010, the annualized total returns of the fund, annualized total returns of a broad-based securities market index ("benchmark"), and a range of annualized total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

1 The Fund is the survivor-in-interest to a shell reorganization that closed on August 23, 2010. In connection therewith, the Fund changed its principal investment strategies. The performance results shown would not necessarily have been achieved had the Fund's current principal strategies been in place for the periods shown.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for each period and that the fund had out-performed 76% and 84% of its peers for the one- and three-year periods, respectively, ended December 31, 2010. The Board also noted that the investment performance of the fund was higher than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2014.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 28, 2011.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 28, 2011.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

FMR Co., Inc.

Fidelity Management &
Research (U.K.) Inc.

Fidelity Management &
Research (Hong Kong) Limited

Fidelity Management &
Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SSC-UANN-0412
1.926375.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 29, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Life of fund A
Strategic Advisers® Emerging Markets Fund	0.11%	1.28%

A From September 30, 2010.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on September 30, 2010, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities experienced turbulent swings during the 12-month period ending February 29, 2012, jostled by a number of headline events. Investors' heightened sensitivity to risk in the face of Europe's sovereign debt crisis and a slow U.S. economic recovery sparked a global sell-off that pushed many overseas markets to their lowest level in more than a year by early fall. In addition, worries increased about a potentially sharp slowdown of gross domestic product (GDP) growth in China - one of the world economy's few bright spots during the Great Recession of 2007-2009. Japan faced its own challenges, as the nation continued to struggle to rebound from its devastating earthquake, tsunami and nuclear disaster in March 2011. After several months of declines, the market staged two mini-rallies, as investors' anxiety began to ease in October and then again later in the period amid hope for a resolution to Europe's debt woes. Despite these gains, the MSCI® ACWI® (All Country World Index) ex USA Index fell 5.99% for the year. Within the index, emerging markets posted a nominal increase, held back partly by a stronger U.S. dollar. The U.K. saw a slight loss, faring better than the rest of Europe (-11%), which was the worst-performing index component. Japan and Canada also had double-digit losses, each falling around 10%, while Asia-Pacific ex Japan declined only about 1%.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® Emerging Markets Fund: For the year, Strategic Advisers® Emerging Markets Fund (the Fund) returned 0.11%, about in line with the 0.19% gain of the MSCI® Emerging Markets Index. For most of the period, emerging-markets (EM) equities were volatile, primarily because of eurozone debt fears and a generalized flight from riskier assets. However, beginning in mid-December, as investors' appetite for risk returned, EM equities rallied steadily through period end. Against this backdrop, the Fund's holdings of defensively positioned, quality-oriented managers, such as Aberdeen Emerging Markets Institutional Fund and Lazard Emerging Markets Portfolio, were the biggest relative contributors. Invesco Developing Markets Fund also aided relative performance, primarily because of its holdings of higher-quality, fast-growing small and mid-size companies. On the downside, Fidelity® Emerging Markets Fund was the biggest relative detractor, as it invested in companies in the financials, information technology and consumer staples sectors that were hurt by inflationary pressures. GMO Emerging Markets Fund and T. Rowe Price Emerging Markets Stock Fund also hampered performance, both due to unfavorable positioning in several sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.03%	$ 1,000.00	$ 1,031.90	$ .15
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.71	$ .15

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Lazard Emerging Markets Portfolio Institutional Class	15.7	16.2
GMO Emerging Markets Fund Class IV	13.6	9.9
Fidelity Emerging Markets Fund	13.4	15.1
T. Rowe Price Emerging Markets Stock Fund	12.9	13.2
Aberdeen Emerging Markets Institutional Fund	11.4	11.4
Acadian Emerging Market Portfolio Institutional Class	8.2	8.4
SSgA Emerging Markets Fund	7.2	7.2
Eaton Vance Parametric Structured Emerging Markets Fund Class A	5.1	5.4
Oppenheimer Developing Markets Fund Class A	4.9	5.0
Invesco Developing Markets Fund Class A	4.8	3.9
	97.2
Asset Allocation (% of fund's net assets)
As of February 29, 2012	As of August 31, 2011
Emerging Market Funds 98.2%	Emerging Market Funds 99.0%
Europe Stock Funds 1.0%	Europe Stock Funds 0.8%
Short-Term Investments and Net Other Assets 0.8%	Short-Term Investments and Net Other Assets 0.2%

Asset allocations in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 29, 2012

Showing Percentage of Net Assets

Equity Funds - 99.2%
	Shares	Value
Emerging Market Funds - 98.2%
Aberdeen Emerging Markets Institutional Fund	14,834,188	$ 217,469,192
Acadian Emerging Market Portfolio Institutional Class	8,215,269	156,665,181
Eaton Vance Parametric Structured Emerging Markets Fund Class A	6,645,262	98,017,607
Fidelity Emerging Markets Fund (b)	10,849,033	255,277,738
GMO Emerging Markets Fund Class IV	21,609,439	259,961,554
Invesco Developing Markets Fund Class A	2,782,394	90,511,263
Lazard Emerging Markets Portfolio Institutional Class	14,935,223	299,451,229
Oppenheimer Developing Markets Fund Class A	2,747,613	92,786,891
SSgA Emerging Markets Fund	6,516,348	136,712,978
T. Rowe Price Emerging Markets Stock Fund	7,389,249	244,731,916
Vanguard Emerging Markets ETF	428,160	19,108,781
TOTAL EMERGING MARKET FUNDS		1,870,694,330
Europe Stock Funds - 1.0%
Market Vectors Russia ETF	599,100	19,788,273
TOTAL EQUITY FUNDS (Cost $1,984,557,504)		1,890,482,603
Money Market Funds - 0.8%

SSgA US Treasury Money Market Fund, 0% (a) (Cost $14,134,445)	14,134,445	14,134,445
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,998,691,949)		1,904,617,048
NET OTHER ASSETS (LIABILITIES) - 0.0%		473,918
NET ASSETS - 100%		$ 1,905,090,966
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$ 271,453,025	$ 18,910,866	$ 14,664,736	$ 3,380,745	$ 255,277,738
Fidelity Select Money Market Portfolio	943	-	943	-	-
Total	$ 271,453,968	$ 18,910,866	$ 14,665,679	$ 3,380,745	$ 255,277,738
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,717,710,359)	$ 1,649,339,310
Affiliated issuers (cost $280,981,590)	255,277,738
Total Investments (cost $1,998,691,949)		$ 1,904,617,048
Receivable for fund shares sold		1,829,723
Other receivables		9,462
Total assets		1,906,456,233

Liabilities
Payable for fund shares redeemed	1,277,718
Other affiliated payables	20,768
Other payables and accrued expenses	66,781
Total liabilities		1,365,267

Net Assets		$ 1,905,090,966
Net Assets consist of:
Paid in capital		$ 1,985,987,594
Accumulated undistributed net realized gain (loss) on investments		13,178,273
Net unrealized appreciation (depreciation) on investments		(94,074,901)
Net Assets, for 193,646,351 shares outstanding		$ 1,905,090,966
Net Asset Value, offering price and redemption price per share ($1,905,090,966 ÷ 193,646,351 shares)		$ 9.84

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends: Unaffiliated issuers		$ 25,743,072
Affiliated issuers		3,380,745
Interest		52
Total income		29,123,869

Expenses
Management fee	$ 4,345,364
Transfer agent fees	146,553
Accounting fees and expenses	154,247
Custodian fees and expenses	6,341
Independent trustees' compensation	15,605
Registration fees	102,466
Audit	26,843
Legal	21,537
Miscellaneous	30,199
Total expenses before reductions	4,849,155
Expense reductions	(4,419,609)	429,546
Net investment income (loss)		28,694,323
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,105,618)
Affiliated issuers	(2,131,950)
Realized gain distributions from underlying funds:
Unaffiliated issuers	33,764,412
Total net realized gain (loss)		25,526,844
Change in net unrealized appreciation (depreciation) on investment securities		(43,351,279)
Net gain (loss)		(17,824,435)
Net increase (decrease) in net assets resulting from operations		$ 10,869,888

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	For the period September 30, 2010 (commencement of operations) to February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 28,694,323	$ 13,855,862
Net realized gain (loss)	25,526,844	2,461,355
Change in net unrealized appreciation (depreciation)	(43,351,279)	(50,723,622)
Net increase (decrease) in net assets resulting from operations	10,869,888	(34,406,405)
Distributions to shareholders from net investment income	(28,521,159)	(13,795,381)
Distributions to shareholders from net realized gain	(9,863,291)	(3,827,629)
Total distributions	(38,384,450)	(17,623,010)
Share transactions Proceeds from sales of shares	600,957,575	1,744,669,320
Reinvestment of distributions	38,321,859	17,588,198
Cost of shares redeemed	(324,225,653)	(92,676,356)
Net increase (decrease) in net assets resulting from share transactions	315,053,781	1,669,581,162
Total increase (decrease) in net assets	287,539,219	1,617,551,747

Net Assets
Beginning of period	1,617,551,747	-
End of period	$ 1,905,090,966	$ 1,617,551,747
Other Information Shares
Sold	62,607,971	168,065,304
Issued in reinvestment of distributions	4,536,404	1,676,106
Redeemed	(34,271,010)	(8,968,424)
Net increase (decrease)	32,873,365	160,772,986

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2012 I	2011 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.16	.11
Net realized and unrealized gain (loss)	(.18)	.07 E
Total from investment operations	(.02)	.18
Distributions from net investment income	(.15)	(.09)
Distributions from net realized gain	(.05)	(.03)
Total distributions	(.20)	(.12)
Net asset value, end of period	$ 9.84	$ 10.06
Total Return B,C	.11%	1.70%
Ratios to Average Net Assets G
Expenses before reductions	.28%	.35% A
Expenses net of fee waivers, if any	.03%	.10% A
Expenses net of all reductions	.02%	.10% A
Net investment income (loss)	1.65%	2.51% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,905,091	$ 1,617,552
Portfolio turnover rate H	11%	18%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

F For the period September 30, 2010 (commencement of operations) to February 28, 2011.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amounts do not include the portfolio activity of any Underlying Funds.

I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV and the value of each ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 23,065,681
Gross unrealized depreciation	(119,204,742)
Net unrealized appreciation (depreciation) on securities and other investments	$ (96,139,061)

Tax Cost	$ 2,000,756,109

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 15,242,434
Net unrealized appreciation (depreciation)	$ (96,139,061)

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 28,521,159	$ 17,623,010
Long-term Capital Gains	9,863,291	-
Total	$ 38,384,450	$ 17,623,010

Annual Report

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Fund shares aggregated $521,869,978 and $197,558,583, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Adviser. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .01% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC),an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit - continued

amounted to $4,255 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2014. During the period, this waiver reduced the Fund's management fee by $4,345,364.

Many of the brokers with whom Strategic Advisers places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $74,131 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $114.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2012

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 24 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (47)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (44)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (52)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (68)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (46)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (38)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Emerging Markets Fund voted to pay on April 16, 2012, to shareholders of record at the opening of business on April 13, 2012, a distribution of $0.091 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2012, $26,532,513, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 85% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes

Strategic Advisers Emerging Markets Fund	12/30/2011	$0.088	$0.0261
	01/03/2012	$0.014	$0.0000

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 20, 2012. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect one Trustee to the Board of Trustees: Amy Butte Liebowitz
	# of Votes	% of Votes
Affirmative	44,707,926,494.93	93.433
Withheld	3,142,175,265.81	6.567
TOTAL	47,850,101,760.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and considers at each of its meetings one or more factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders; (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. Because the fund had been in existence less than a full calendar year, the Board did not consider the performance of the fund in its review of the Advisory Contracts.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2014.

Annual Report

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group" The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 28, 2011.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 28, 2011.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Boston, MA

SAE-UANN-0412
1.926377.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Strategic Advisers® Income Opportunities Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 29, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Life of fund A
Strategic Advisers® Income Opportunities Fund	4.00%	7.40%

A From September 27, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on September 27, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Although the high-yield market was volatile during the year ending February 29, 2012, The BofA Merrill LynchSM US High Yield Constrained Index still returned 6.17% for the period. Healthy corporate earnings, plentiful liquidity and a low default rate helped the index post a gain during four of the first five months of the period. Companies took advantage of historically low interest rates to refinance and extend their bond maturities. This led to record new issuance at the same time that demand from yield-hungry investors firmed, helping push bond prices higher. However, market volatility spiked sharply in August, due to several factors, including signs of slowing global economic growth and a widening financial crisis in Europe. In September, technical factors of supply and demand turned decidedly negative, but in October the index experienced its largest monthly increase in roughly two years, driven in part by attractive valuations resulting from the sell-off. The market declined in November before rebounding solidly during the last three months of the period, buoyed by positive news from the eurozone, solid corporate earnings growth, improving economic data, an accommodative Federal Reserve monetary policy and a default rate expected to remain below average through the end of 2012.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Income Opportunities Fund: For the year, Strategic Advisers® Income Opportunities Fund (the Fund) returned 4.00%, trailing the BofA Merrill Lynch index. Relative to the benchmark, Fidelity® Capital & Income Fund - the Fund's second-largest holding - was by far the biggest detractor. The fund underperformed the index by a sizable margin due to a double-digit allocation to stocks of leveraged companies, along with substantial stakes in floating-rate bank-loan securities and cash. The Fund's largest allocation, T. Rowe Price High Yield Fund, proved disappointing because of an underweighting in well-performing BB-rated bonds and an overweighting in weaker CCC-rated bonds. Modest positions in bank debt and cash also hampered T. Rowe Price's results. Lastly, Fidelity Advisor® High Income Advantage Fund's holdings of leveraged equities and bank debt were detrimental, and it also was a notable detractor. On the plus side, MainStay High Yield Corporate Bond Fund gave the Fund a small boost versus the benchmark because of its significant allocation to outperforming investment-grade bonds, its relative avoidance of the lowest-rated areas of the market and its overall more-conservative positioning.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.02%	$ 1,000.00	$ 1,078.60	$ .10
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.76	$ .10

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund Advisor Class	24.5	25.3
Fidelity Capital & Income Fund	22.5	23.9
Fidelity High Income Fund	14.6	13.8
PIMCO High Yield Fund Administrative Class	12.1	12.1
BlackRock High Yield Bond Portfolio Investor A Class	7.0	5.9
Janus High-Yield Fund Class T	6.8	5.7
Fidelity Advisor High Income Advantage Fund Institutional Class	4.0	4.2
MainStay High Yield Corporate Bond Fund Class A	3.7	3.9
Fidelity Advisor High Income Fund Institutional Class	3.2	3.4
Goldman Sachs High Yield Fund Class A	1.3	1.5
	99.7
Asset Allocation (% of fund's net assets)
As of February 29, 2012	As of August 31, 2011
High Yield Fixed-Income Funds 100.0%	High Yield Fixed-Income Funds 100.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 29, 2012

Showing Percentage of Net Assets

Fixed-Income Funds - 100.0%
	Shares	Value
High Yield Fixed-Income Funds - 100.0%
BlackRock High Yield Bond Portfolio Investor A Class	26,605,635	$ 207,257,896
Fidelity Advisor High Income Advantage Fund Institutional Class (a)	12,728,059	119,134,636
Fidelity Advisor High Income Fund Institutional Class (a)	11,194,235	95,934,593
Fidelity Capital & Income Fund (a)	72,063,634	664,426,704
Fidelity Focused High Income Fund (a)	1,084,548	10,053,758
Fidelity High Income Fund (a)	47,649,100	430,747,864
Goldman Sachs High Yield Fund Class A	5,324,958	38,126,699
Janus High-Yield Fund Class T	22,022,072	200,400,857
MainStay High Yield Corporate Bond Fund Class A	18,193,579	108,433,732
PIMCO High Yield Fund Administrative Class	38,326,589	357,970,344
T. Rowe Price High Yield Fund Advisor Class	106,730,480	722,565,350
TOTAL FIXED-INCOME FUNDS (Cost $2,842,623,530)		2,955,052,433
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,842,623,530)		2,955,052,433
NET OTHER ASSETS (LIABILITIES) - 0.0%		(177,613)
NET ASSETS - 100%		$ 2,954,874,820
Legend
(a) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Institutional Class	$ 73,525,825	$ 50,946,990	$ -	$ 7,791,430	$ 119,134,636
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Fund Institutional Class	$ 90,059,434	$ 6,980,069	$ -	$ 6,329,583	$ 95,934,593
Fidelity Capital & Income Fund	576,375,979	134,721,498	6,259,686	38,864,029	664,426,704
Fidelity Focused High Income Fund	9,352,223	807,334	-	570,433	10,053,758
Fidelity High Income Fund	292,492,433	146,046,325	4,748,486	25,208,363	430,747,864
Total	$ 1,041,805,894	$ 339,502,216	$ 11,008,172	$ 78,763,838	$ 1,320,297,555
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,593,480,930)	$ 1,634,754,878
Affiliated issuers (cost $1,249,142,600)	1,320,297,555
Total Investments (cost $2,842,623,530)		$ 2,955,052,433
Receivable for fund shares sold		3,029,857
Total assets		2,958,082,290

Liabilities
Payable for investments purchased	$ 1,215,834
Payable for fund shares redeemed	1,803,354
Distributions payable	24,241
Other affiliated payables	20,063
Other payables and accrued expenses	143,978
Total liabilities		3,207,470

Net Assets		$ 2,954,874,820
Net Assets consist of:
Paid in capital		$ 2,845,174,565
Undistributed net investment income		838,928
Accumulated undistributed net realized gain (loss) on investments		(3,567,576)
Net unrealized appreciation (depreciation) on investments		112,428,903
Net Assets, for 301,168,516 shares outstanding		$ 2,954,874,820
Net Asset Value, offering price and redemption price per share ($2,954,874,820 ÷ 301,168,516 shares)		$ 9.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends: Unaffiliated issuers		$ 100,379,838
Affiliated issuers		78,763,838
Total income		179,143,676

Expenses
Management fee	$ 6,552,209
Accounting fees and expenses	220,168
Custodian fees and expenses	9,140
Independent trustees' compensation	23,537
Registration fees	204,674
Audit	18,592
Legal	27,264
Miscellaneous	39,143
Total expenses before reductions	7,094,727
Expense reductions	(6,552,209)	542,518
Net investment income (loss)		178,601,158
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,291,362)
Affiliated issuers	(211,329)
Realized gain distributions from underlying funds:
Unaffiliated issuers	1,307,500
Affiliated issuers	3,729,547
Total net realized gain (loss)		3,534,356
Change in net unrealized appreciation (depreciation) on underlying funds		(69,431,821)
Net gain (loss)		(65,897,465)
Net increase (decrease) in net assets resulting from operations		$ 112,703,693

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 178,601,158	$ 104,314,518
Net realized gain (loss)	3,534,356	1,176,409
Change in net unrealized appreciation (depreciation)	(69,431,821)	148,418,558
Net increase (decrease) in net assets resulting from operations	112,703,693	253,909,485
Distributions to shareholders from net investment income	(177,869,952)	(104,166,977)
Distributions to shareholders from net realized gain	(2,330,383)	(1,776,167)
Total distributions	(180,200,335)	(105,943,144)
Share transactions Proceeds from sales of shares	1,264,227,802	1,279,041,974
Reinvestment of distributions	179,893,319	105,726,236
Cost of shares redeemed	(469,120,308)	(254,116,641)
Net increase (decrease) in net assets resulting from share transactions	975,000,813	1,130,651,569
Total increase (decrease) in net assets	907,504,171	1,278,617,910

Net Assets
Beginning of period	2,047,370,649	768,752,739
End of period (including undistributed net investment income of $838,928 and undistributed net investment income of $14,186, respectively)	$ 2,954,874,820	$ 2,047,370,649
Other Information Shares
Sold	128,415,113	134,683,361
Issued in reinvestment of distributions	18,688,608	10,936,634
Redeemed	(48,652,523)	(26,510,201)
Net increase (decrease)	98,451,198	119,109,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.10	$ 9.19	$ 6.52	$ 9.27	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.657	.699	.648	.660	.302
Net realized and unrealized gain (loss)	(.286)	.910	2.684	(2.753)	(.728)
Total from investment operations	.371	1.609	3.332	(2.093)	(.426)
Distributions from net investment income	(.653)	(.687)	(.652)	(.657)	(.304)
Distributions from net realized gain	(.008)	(.012)	(.010)	-	-
Total distributions	(.661)	(.699)	(.662)	(.657)	(.304)
Net asset value, end of period	$ 9.81	$ 10.10	$ 9.19	$ 6.52	$ 9.27
Total Return B, C	4.00%	18.17%	52.61%	(23.54)%	(4.34)%
Ratios to Average Net Assets F
Expenses before reductions	.27%	.27%	.25%	.26%	.25% A
Expenses net of fee waivers, if any	.02%	.01%	.00%	.00%	.00% A
Expenses net of all reductions	.02%	.01%	.00%	.00%	.00% A
Net investment income (loss)	6.82%	7.27%	7.88%	8.31%	7.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,954,875	$ 2,047,371	$ 768,753	$ 481,952	$ 387,233
Portfolio turnover rate G	2%	2%	32%	6%	23% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 27, 2007 (commencement of operations) to February 29, 2008.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 136,701,970
Gross unrealized depreciation	(27,840,643)
Net unrealized appreciation (depreciation) on securities and other investments	$ 108,861,327

Tax Cost	$ 2,846,191,106

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 838,928
Net unrealized appreciation (depreciation)	$ 108,861,327

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 178,452,548	$ 105,943,144
Long-term Capital Gains	1,747,787	-
Total	$ 180,200,335	$ 105,943,144

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $1,032,066,380 and $53,529,631, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, there were no transfer agent fees paid by the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,798 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2014. During the period, this waiver reduced the Fund's management fee by $6,552,209.

Annual Report

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 10% of the total outstanding shares of Fidelity Advisor High Income Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Income Opportunities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2012

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 24 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (47)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (44)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (52)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (68)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (46)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (38)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2012, $1,626,305, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 20, 2012. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect one Trustee to the Board of Trustees: Amy Butte Liebowitz
	# of Votes	% of Votes
Affirmative	44,707,926,494.93	93.433
Withheld	3,142,175,265.81	6.567
TOTAL	47,850,101,760.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and considers at each of its meetings one or more factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers (the Investment Adviser), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, their use of technology, and Strategic Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in their deliberations, the Board considered Strategic Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Strategic Advisers' and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the annualized total returns of the fund, annualized total returns of a broad-based securities market index ("benchmark"), and a range of annualized total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

1 The Fund is the survivor-in-interest to a shell reorganization that closed on August 23, 2010. In connection therewith, the Fund changed its principal investment strategies. The performance results shown would not necessarily have been achieved had the Fund's current principal strategies been in place for the periods shown.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for each period and that the fund had out-performed 72% and 71% of its peers for the one- and three-year periods, respectively, ended December 31, 2010. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Strategic Advisers. The Board considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2014.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 28, 2011.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the year ended February 28, 2011. The Board noted the funded invested a significant portion of its assets in Class A shares of underlying funds, which typically charge distribution and/or service fees. These amounts are reflected in the fund's overall expense ratio through its "Acquired fund fees and expenses."

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the funds, and also took into consideration that Strategic Advisers' has waived its 0.25% management fee through September 30, 2014.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SRQ-UANN-0412
1.926373.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Strategic Advisers® International Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 29, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® International Fund	-6.00%	-1.38%	1.56%

A From March 23, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on March 23, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities experienced turbulent swings during the 12-month period ending February 29, 2012, jostled by a number of headline events. Investors' heightened sensitivity to risk in the face of Europe's sovereign debt crisis and a slow U.S. economic recovery sparked a global sell-off that pushed many overseas markets to their lowest level in more than a year by early fall. In addition, worries increased about a potentially sharp slowdown of gross domestic product (GDP) growth in China - one of the world economy's few bright spots during the Great Recession of 2007-2009. Japan faced its own challenges, as the nation continued to struggle to rebound from its devastating earthquake, tsunami and nuclear disaster in March 2011. After several months of declines, the market staged two mini-rallies, as investors' anxiety began to ease in October and then again later in the period amid hope for a resolution to Europe's debt woes. Despite these gains, the MSCI® ACWI® (All Country World Index) ex USA Index fell 5.99% for the year. Within the index, emerging markets posted a nominal increase, held back partly by a stronger U.S. dollar. The U.K. saw a slight loss, faring better than the rest of Europe (-11%), which was the worst-performing index component. Japan and Canada also had double-digit losses, each falling around 10%, while Asia-Pacific ex Japan declined only about 1%.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International Fund: For the year, Strategic Advisers® International Fund (the Fund) returned -6.00%, outperforming the -7.35% mark of the MSCI® EAFE® (Europe, Australasia, Far East) Index. For most of the period, developed foreign markets were volatile, primarily because of eurozone debt fears. However, beginning in mid-December, as investors' appetite for risk returned, international equities rallied steadily through period end. Against this backdrop, the Fund's allocations to defensively positioned value-oriented managers, such as MFS International Value - both the fund and the sub-advised sleeve - and Artisan International Value Fund, were the biggest relative contributors, as their emphasis on downside protection was helpful when the market was volatile. Harbor International Fund was another top contributor, as its managers achieved positive security selection in nine out of 10 market sectors. William Blair International Growth Fund also aided our relative results, thanks to favorable stock choices in Europe and beneficial positioning in emerging markets. On the downside, Manning & Napier Fund, Inc.: World Opportunities Series detracted primarily because it underweighted large-cap pharmaceuticals and energy. Fidelity® International Discovery Fund also hampered performance, due to poor positioning within financials and energy stocks. Lastly, Fidelity® Japan Fund proved disappointing, as Japan underperformed the broad international market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.17%	$ 1,000.00	$ 1,043.00	$ .86
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.02	$ .86

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Harbor International Fund Retirement Class	11.0	10.1
Manning & Napier Fund, Inc. World Opportunities Series Class A	7.0	7.0
Fidelity International Discovery Fund	5.8	6.2
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class B	5.7	5.5
Oakmark International Fund Class I	4.6	4.3
iShares MSCI EAFE Index ETF	4.4	0.7
Artisan International Value Fund Investor Class	4.1	3.9
Fidelity Diversified International Fund	4.0	4.2
Thornburg International Value Fund Class A	3.9	3.9
Scout International Fund	3.1	3.2
	53.6
Asset Allocation (% of fund's net assets)
As of February 29, 2012	As of August 31, 2011
Stocks 22.9%	Stocks 23.1%
Europe Stock Funds 0.3%	Europe Stock Funds 0.7%
Foreign Large Blend Funds 50.3%	Foreign Large Blend Funds 48.4%
Foreign Large Growth Funds 9.8%	Foreign Large Growth Funds 8.8%
Foreign Large Value Funds 5.7%	Foreign Large Value Funds 6.3%
Foreign Small Mid Value Funds 3.0%	Foreign Small Mid Value Funds 3.1%
Other 5.7%	Other 7.6%
Foreign Small Mid Growth Funds 0.0%†	Foreign Small Mid Growth Funds 0.0%†
Sector Funds 1.2%	Sector Funds 1.3%
Short-Term Investments and Net Other Assets 1.1%	Short-Term Investments and Net Other Assets 0.7%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above. † Amount represents less than 0.1%

Annual Report

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 22.7%
	Shares	Value
CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.2%
Denso Corp.	232,300	$ 7,678,088
Exedy Corp.	33,300	988,002
FCC Co. Ltd.	32,600	760,312
GKN PLC	1,363,942	4,747,433
Nokian Tyres PLC	70,546	3,130,520
		17,304,355
Automobiles - 0.6%
Bayerische Motoren Werke AG (BMW)	212,909	19,692,943
Dongfeng Motor Group Co. Ltd. (H Shares)	824,000	1,616,957
Honda Motor Co. Ltd.	739,200	28,389,295
Hyundai Motor Co.	28,867	5,572,382
Toyota Motor Corp.	527,000	21,905,810
		77,177,387
Distributors - 0.1%
Li & Fung Ltd.	2,786,000	6,393,780
Hotels, Restaurants & Leisure - 0.3%
Compass Group PLC	1,415,432	14,185,516
Greek Organization of Football Prognostics SA	513,083	4,579,645
Orascom Development Holding AG	15,146	291,269
Sands China Ltd.	1,797,600	6,755,978
The Restaurant Group PLC	93,112	411,188
Tim Hortons, Inc. (Canada)	61,738	3,335,031
Whitbread PLC	179,856	4,855,370
		34,413,997
Household Durables - 0.0%
Berkeley Group Holdings PLC (a)	137,817	3,043,041
JM AB (B Shares)	42,076	766,226
		3,809,267
Internet & Catalog Retail - 0.0%
Ocado Group PLC (a)	519,241	768,601
Start Today Co. Ltd.	33,000	601,993
		1,370,594
Leisure Equipment & Products - 0.1%
Sankyo Co. Ltd. (Gunma)	162,300	7,806,052
Media - 0.5%
CyberAgent, Inc.	540	1,548,361
Fuji Media Holdings, Inc.	3,799	5,803,996
Naspers Ltd. Class N	49,734	2,760,080
Nippon Television Network Corp.	80,210	11,859,576
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Pearson PLC	288,980	$ 5,502,421
PT Media Nusantara Citra Tbk	3,249,000	601,535
Publicis Groupe SA	143,872	7,870,776
Reed Elsevier NV	1,995,370	24,623,202
Rightmove PLC	17,256	396,939
Schibsted ASA (B Shares)	22,133	726,503
T4F Entretenimento SA	89,400	817,246
UBM PLC	221,649	2,055,654
		64,566,289
Multiline Retail - 0.0%
Daiei, Inc. (a)	159,000	565,238
Dollarama, Inc.	39,953	1,735,542
Next PLC	46,118	2,032,931
		4,333,711
Specialty Retail - 0.3%
Cia.Hering SA	94,200	2,533,464
Delticom AG	1,380	143,398
Dunelm Group PLC	162,150	1,337,462
Esprit Holdings Ltd.	2,012,800	4,515,507
Fast Retailing Co. Ltd.	18,300	3,788,536
Foschini Ltd.	126,151	1,984,832
Inditex SA	155,464	14,354,735
K'S Denki Corp.	33,400	1,113,813
Mekonomen AB	14,031	483,458
Nitori Holdings Co. Ltd.	39,800	3,363,380
Sa Sa International Holdings Ltd.	1,222,000	743,652
Sports Direct International PLC (a)	102,016	478,747
United Arrows Ltd.	24,300	483,938
USS Co. Ltd.	54,570	5,343,222
		40,668,144
Textiles, Apparel & Luxury Goods - 0.2%
Arezzo Industria e Comercio SA	12,400	230,968
Burberry Group PLC	116,560	2,618,182
Christian Dior SA	19,636	3,046,225
Gerry Weber International AG (Bearer)	29,740	1,119,254
LVMH Moet Hennessy - Louis Vuitton SA	51,016	8,583,792
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Salvatore Ferragamo Italia SpA (a)	52,110	$ 972,587
Yue Yuen Industrial (Holdings) Ltd.	2,855,000	9,828,200
		26,399,208
TOTAL CONSUMER DISCRETIONARY		284,242,784
CONSUMER STAPLES - 2.7%
Beverages - 0.4%
Diageo PLC	396,230	9,459,900
Heineken NV (Bearer)	646,463	34,130,070
		43,589,970
Food & Staples Retailing - 0.4%
Ain Pharmaciez, Inc.	10,900	492,742
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	98,246	3,026,848
Bim Birlesik Magazalar A/S JSC	51,691	1,817,037
C.P. Seven Eleven PCL (For. Reg.)	550,300	1,204,406
FamilyMart Co. Ltd.	43,800	1,707,928
Lawson, Inc.	317,600	18,674,310
Shoprite Holdings Ltd.	138,824	2,513,153
Sun Art Retail Group Ltd. (a)	809,000	1,082,686
Tesco PLC	3,120,976	15,693,887
		46,212,997
Food Products - 0.8%
Barry Callebaut AG	1,016	994,889
Danone	499,550	33,794,116
First Resources Ltd.	316,000	463,647
Kuala Lumpur Kepong Bhd	214,900	1,680,173
Nestle SA	949,462	58,029,674
Tiger Brands Ltd.	41,093	1,424,922
Unilever NV (Certificaten Van Aandelen) (Bearer)	153,841	5,114,870
Viscofan Envolturas Celulosicas SA	31,447	1,304,989
		102,807,280
Household Products - 0.2%
Kimberly-Clark de Mexico SA de CV Series A	622,700	3,445,167
Reckitt Benckiser Group PLC	360,827	19,975,325
		23,420,492
Personal Products - 0.2%
Dr. Ci:Labo Co., Ltd.	136	634,873
Kao Corp.	620,700	15,873,490
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
Kobayashi Pharmaceutical Co. Ltd.	110,400	$ 5,337,007
Kose Corp.	137,400	3,072,676
		24,918,046
Tobacco - 0.7%
British American Tobacco PLC (United Kingdom)	873,167	44,040,175
Japan Tobacco, Inc.	4,798	25,496,477
KT&G Corp.	315,543	20,642,157
		90,178,809
TOTAL CONSUMER STAPLES		331,127,594
ENERGY - 1.9%
Energy Equipment & Services - 0.4%
AMEC PLC	414,029	7,284,529
John Wood Group PLC	182,923	2,205,734
Petrofac Ltd.	624,887	15,815,658
Technip SA	177,152	19,335,635
Tecnicas Reunidas SA	243,470	9,805,123
		54,446,679
Oil, Gas & Consumable Fuels - 1.5%
Bankers Petroleum Ltd. (a)	413,093	2,036,977
BG Group PLC	340,190	8,212,319
BP PLC	5,467,035	42,774,627
Cairn Energy PLC	929,016	5,086,858
Celtic Exploration Ltd. (a)	31,257	572,616
CNOOC Ltd.	2,365,000	5,370,058
Crescent Point Energy Corp.	46,712	2,211,345
Ecopetrol SA	710,796	2,096,649
INPEX Corp.	2,160	15,330,833
OGX Petroleo e Gas Participacoes SA (a)	355,300	3,516,900
Oil Search Ltd. ADR	290,621	2,168,965
Petroleo Brasileiro SA - Petrobras (ON)	646,900	9,680,241
Peyto Exploration & Development Corp.	103,103	1,925,270
Reliance Industries Ltd.:
GDR (d)	139,264	4,581,786
GDR (Reg. S) (d)	43,600	1,434,440
Royal Dutch Shell PLC:
Class A (United Kingdom)	1,214,661	44,194,475
Class B	210,127	7,788,300
Sasol Ltd.	95,536	5,076,010
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
StatoilHydro ASA	230,500	$ 6,573,185
Total SA	157,258	8,796,439
Tullow Oil PLC	141,962	3,331,039
		182,759,332
TOTAL ENERGY		237,206,011
FINANCIALS - 4.6%
Capital Markets - 0.4%
Ashmore Group PLC	288,211	1,768,839
Cetip SA	75,000	1,397,421
CI Financial Corp.	97,658	2,170,945
Credit Suisse Group	218,213	5,855,997
Daiwa Securities Group, Inc.	1,695,000	7,026,447
Deutsche Bank AG	121,086	5,649,972
Julius Baer Group Ltd.	218,998	8,580,326
Jupiter Fund Management PLC	273,699	1,088,501
Partners Group Holding AG	12,618	2,349,838
UBS AG (a)	907,799	12,711,984
Value Partners Group Ltd.	1,283,000	919,725
		49,519,995
Commercial Banks - 2.3%
Banco Santander Chile sponsored ADR	27,258	2,208,171
Banco Santander SA (Spain)	1,821,618	15,077,614
Barclays PLC	6,717,811	26,011,759
BNP Paribas SA	668,928	32,647,129
Canadian Western Bank, Edmonton	46,728	1,298,459
Chiba Bank Ltd.	330,000	2,086,475
China Construction Bank Corp. (H Shares)	6,065,000	5,098,413
Credicorp Ltd. (NY Shares)	26,613	3,270,472
DnB NOR ASA	548,949	7,045,550
HDFC Bank Ltd. sponsored ADR	184,396	6,334,003
HSBC Holdings PLC:
(Hong Kong)	1,544,000	13,739,857
(United Kingdom)	2,519,454	22,319,847
ICICI Bank Ltd. sponsored ADR	83,340	3,025,242
IndusInd Bank Ltd.	73,707	472,782
Itau Unibanco Banco Multiplo SA sponsored ADR	379,260	7,983,423
Joyo Bank Ltd.	496,000	2,239,154
Jyske Bank A/S (Reg.) (a)	27,469	985,378
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Kasikornbank PCL (For. Reg.)	494,200	$ 2,424,470
KBC Groupe SA	171,215	4,044,082
Komercni Banka A/S	28,768	5,632,185
Mitsubishi UFJ Financial Group, Inc.	1,224,200	6,326,418
PT Bank Rakyat Indonesia Tbk	4,260,500	3,259,148
Sapporo Hokuyo Holdings, Inc.	395,500	1,362,199
Siam Commercial Bank PCL (For. Reg.)	564,600	2,424,777
Skandinaviska Enskilda Banken AB (A Shares)	1,620,588	12,125,541
Standard Chartered PLC (United Kingdom)	908,839	23,385,509
Sumitomo Mitsui Financial Group, Inc.	1,054,900	35,801,806
Sydbank A/S	49,487	950,565
The Hachijuni Bank Ltd.	339,000	1,989,089
Turkiye Halk Bankasi A/S	220,613	1,519,469
UniCredit SpA	861,172	4,481,172
Unione di Banche Italiane SCPA	232,390	1,076,754
Westpac Banking Corp.	728,775	16,332,628
		274,979,540
Consumer Finance - 0.0%
Aeon Credit Service Co. Ltd.	244,900	3,536,658
Compartamos SAB de CV	152,800	171,338
		3,707,996
Diversified Financial Services - 0.3%
CRISIL Ltd.	9,628	182,561
IG Group Holdings PLC	201,370	1,417,182
ING Groep NV (Certificaten Van Aandelen) (a)	2,269,432	19,998,172
ORIX Corp.	65,790	6,336,622
SNS Reaal (a)	307,886	869,551
		28,804,088
Insurance - 1.3%
AIA Group Ltd.	3,732,800	14,149,420
Amlin PLC	689,647	3,855,176
Aviva PLC	2,105,734	12,322,426
AXA SA	1,057,511	17,053,720
Catlin Group Ltd.	391,361	2,591,788
Euler Hermes SA	27,379	2,065,905
Hiscox Ltd.	1,462,726	9,540,309
Intact Financial Corp.	31,799	1,927,894
Jardine Lloyd Thompson Group PLC	301,121	3,362,743
Lancashire Holdings Ltd.	169,937	2,069,420
Munich Re Group	126,798	18,488,326
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Prudential PLC	241,133	$ 2,735,502
Samsung Fire & Marine Insurance Co. Ltd.	17,899	3,375,178
Sony Financial Holdings, Inc.	1,410,700	25,803,690
St. James's Place Capital PLC	138,015	810,155
Swiss Re Ltd.	314,232	18,649,711
Zurich Financial Services AG	85,112	21,428,508
		160,229,871
Real Estate Management & Development - 0.3%
BR Malls Participacoes SA	146,100	1,872,346
BR Properties SA	94,900	1,218,402
Brookfield Asset Management, Inc.	207,675	6,491,921
CapitaMalls Asia Ltd.	1,305,000	1,606,924
Daito Trust Construction Co. Ltd.	29,800	2,624,614
Deutsche Wohnen AG	515,388	6,847,461
Global Logistic Properties Ltd. (a)	1,697,000	2,958,030
GSW Immobilien AG	246,845	7,760,787
Hang Lung Properties Ltd.	1,711,000	6,474,626
Parque Arauco SA	822,371	1,617,836
SM Prime Holdings, Inc.	2,558,000	978,349
		40,451,296
Thrifts & Mortgage Finance - 0.0%
Home Capital Group, Inc.	10,812	539,699
TOTAL FINANCIALS		558,232,485
HEALTH CARE - 2.3%
Biotechnology - 0.0%
Abcam PLC	304,674	1,644,261
Health Care Equipment & Supplies - 0.3%
Biosensors International Group Ltd. (a)	790,000	922,240
Coloplast A/S Series B	18,180	2,990,421
Essilor International SA	45,350	3,610,417
Getinge AB (B Shares)	160,878	4,597,522
Nihon Kohden Corp.	110,900	2,842,925
Smith & Nephew PLC	505,688	4,965,452
Sonova Holding AG Class B	43,848	4,894,615
Synthes, Inc.	46,617	8,068,327
William Demant Holding A/S (a)	14,902	1,383,153
		34,275,072
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - 0.2%
Diagnosticos da America SA	584,700	$ 5,447,145
Life Healthcare Group Holdings Ltd.	464,341	1,344,348
Miraca Holdings, Inc.	329,200	12,573,541
Odontoprev SA	45,200	786,911
Rhoen-Klinikum AG	388,157	7,596,240
Ship Healthcare Holdings, Inc.	31,500	607,953
		28,356,138
Life Sciences Tools & Services - 0.0%
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	37,398	483,556
Pharmaceuticals - 1.8%
Bayer AG	666,918	49,309,983
Celltrion, Inc.	47,497	1,485,661
CFR Pharmaceuticals SA	3,781,051	909,706
Genomma Lab Internacional SA de CV (a)	381,900	727,103
GlaxoSmithKline PLC	759,312	16,778,102
Hisamitsu Pharmaceutical Co., Inc.	56,100	2,532,591
Ipca Laboratories Ltd.	59,773	418,752
Kaken Pharmaceutical Co. Ltd.	62,000	784,772
Lupin Ltd.	115,747	1,133,312
Novartis AG	420,107	22,895,913
PT Kalbe Farma Tbk	3,264,500	1,266,716
Roche Holding AG (participation certificate)	291,728	50,781,565
Sanofi	572,487	42,345,308
Santen Pharmaceutical Co. Ltd.	399,200	15,787,294
Shire PLC	104,098	3,630,350
Sun Pharmaceutical Industries Ltd.	157,244	1,762,311
		212,549,439
TOTAL HEALTH CARE		277,308,466
INDUSTRIALS - 3.3%
Aerospace & Defense - 0.3%
Cobham PLC	2,378,408	7,090,413
Meggitt PLC	300,473	1,846,963
MTU Aero Engines Holdings AG	31,524	2,400,927
Rolls-Royce Group PLC	2,242,343	29,036,351
		40,374,654
Air Freight & Logistics - 0.4%
Deutsche Post AG	855,887	15,033,704
PostNL NV	1,931,711	11,438,876
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - continued
TNT Express NV	463,718	$ 5,776,722
Yamato Holdings Co. Ltd.	1,223,800	19,298,993
		51,548,295
Airlines - 0.2%
Copa Holdings SA Class A	12,314	881,313
Norwegian Air Shuttle A/S (a)	44,043	634,211
Ryanair Holdings PLC sponsored ADR (a)	319,027	10,693,785
Singapore Airlines Ltd.	1,259,000	11,093,575
		23,302,884
Building Products - 0.1%
Geberit AG (Reg.)	32,840	7,048,550
Nibe Industrier AB (B Shares)	47,333	751,085
		7,799,635
Commercial Services & Supplies - 0.1%
Aggreko PLC	59,431	2,092,233
Babcock International Group PLC	296,686	3,553,920
Brambles Ltd.	356,385	2,766,778
RPS Group PLC	164,866	593,252
		9,006,183
Construction & Engineering - 0.4%
Balfour Beatty PLC	2,432,000	10,751,466
JGC Corp.	1,112,000	32,185,695
Outotec Oyj	66,645	4,085,861
Samsung Engineering Co. Ltd.	19,123	4,041,779
		51,064,801
Electrical Equipment - 0.3%
Legrand SA	675,262	24,513,665
Schneider Electric SA	156,828	10,657,329
		35,170,994
Industrial Conglomerates - 0.4%
Alliance Global Group, Inc.	5,059,000	1,353,009
Hutchison Whampoa Ltd.	485,000	4,821,173
Keppel Corp. Ltd.	1,183,000	10,452,285
SembCorp Industries Ltd.	707,000	2,990,469
Siemens AG	332,102	33,096,709
		52,713,645
Machinery - 0.7%
Andritz AG	9,686	960,293
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Fanuc Corp.	29,200	$ 5,290,805
Glory Ltd.	444,700	9,414,216
Hyundai Heavy Industries Co. Ltd.	42,662	12,943,938
Iochpe-Maxion SA	56,500	1,062,593
Joy Global, Inc.	88,340	7,682,046
Meyer Burger Technology AG (a)	12,800	226,348
PT United Tractors Tbk	1,096,500	3,525,341
Rotork PLC	26,244	864,621
Samsung Heavy Industries Ltd.	62,990	2,293,954
Schindler Holding AG (participation certificate)	110,040	13,560,411
SembCorp Marine Ltd.	2,517,000	10,767,161
Sinotruk Hong Kong Ltd.	2,809,000	2,020,889
SMC Corp.	78,800	13,434,628
Spirax-Sarco Engineering PLC	31,600	1,033,034
The Weir Group PLC	110,825	3,712,887
		88,793,165
Professional Services - 0.1%
Experian PLC	257,195	3,868,474
Michael Page International PLC	1,235,416	8,914,600
SGS SA (Reg.)	1,396	2,615,186
		15,398,260
Road & Rail - 0.1%
East Japan Railway Co.	83,800	5,370,540
Trading Companies & Distributors - 0.2%
Brenntag AG	49,991	5,827,326
Bunzl PLC	569,890	8,721,309
Mitsubishi Corp.	318,000	7,788,155
		22,336,790
Transportation Infrastructure - 0.0%
Companhia de Concessoes Rodoviarias	278,400	2,224,023
TOTAL INDUSTRIALS		405,103,869
INFORMATION TECHNOLOGY - 1.8%
Communications Equipment - 0.2%
AAC Acoustic Technology Holdings, Inc.	224,000	575,877
Axis Communications AB	10,393	294,495
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Nokia Corp.	373,386	$ 1,962,157
Telefonaktiebolaget LM Ericsson (B Shares)	1,924,877	19,283,053
		22,115,582
Computers & Peripherals - 0.1%
ASUSTeK Computer, Inc. GDR (Reg. S)	59,460	2,829,107
Gemalto NV	191,148	10,920,552
Lenovo Group Ltd.	4,578,000	4,054,984
		17,804,643
Electronic Equipment & Components - 0.1%
China High Precision Automation Group Ltd.	334,000	80,937
Halma PLC	931,538	5,822,348
Spectris PLC	144,526	4,011,964
Venture Corp. Ltd.	499,000	3,363,507
		13,278,756
Internet Software & Services - 0.1%
Daum Communications Corp.	6,489	653,563
GREE, Inc.	90,600	2,832,957
Moneysupermarket.com Group PLC	273,674	551,167
Opera Software ASA	126,385	802,574
TelecityGroup PLC (a)	159,798	1,752,755
Yahoo! Japan Corp.	12,718	4,020,575
		10,613,591
IT Services - 0.4%
Amadeus IT Holding SA Class A	599,421	11,419,246
Cielo SA	31,600	1,129,721
Cognizant Technology Solutions Corp. Class A (a)	66,510	4,718,885
Computershare Ltd.	439,637	3,648,812
Nomura Research Institute Ltd.	518,000	12,316,797
Obic Co. Ltd.	26,860	5,131,137
Sonda SA	243,933	711,643
Tata Consultancy Services Ltd.	210,911	5,247,866
		44,324,107
Office Electronics - 0.2%
Canon, Inc.	253,200	11,546,031
Konica Minolta Holdings, Inc.	602,600	5,084,982
Neopost SA	95,313	6,521,486
		23,152,499
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.4%
Aixtron AG	2,890	$ 47,439
ARM Holdings PLC	149,596	1,348,495
ASM International NV (Netherlands)	67,167	2,517,964
ASML Holding NV (Netherlands)	169,303	7,697,440
Samsung Electronics Co. Ltd.	17,049	18,375,182
Spreadtrum Communications, Inc. ADR	28,494	395,497
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	980,401	14,235,423
Tokyo Electron Ltd.	104,500	5,797,343
		50,414,783
Software - 0.3%
Check Point Software Technologies Ltd. (a)	58,727	3,415,562
Dassault Systemes SA	84,354	7,003,297
Nintendo Co. Ltd.	20,300	2,996,494
SAP AG	281,027	18,971,573
SimCorp A/S	4,308	700,902
		33,087,828
TOTAL INFORMATION TECHNOLOGY		214,791,789
MATERIALS - 2.1%
Chemicals - 1.3%
Air Liquide SA	61,293	7,963,767
Akzo Nobel NV	639,215	36,255,262
BASF AG	47,832	4,199,266
China BlueChemical Ltd. (H shares)	1,178,000	926,471
Chugoku Marine Paints Ltd.	327,000	2,248,515
Croda International PLC	51,007	1,747,797
Dongyue Group Co. Ltd.	1,427,000	1,466,354
Givaudan SA	21,792	20,580,530
Johnson Matthey PLC	146,968	5,396,028
Linde AG	207,200	34,448,774
Nippon Paint Co. Ltd.	355,000	2,777,293
Nufarm Ltd. (a)	910,471	4,608,127
Shin-Etsu Chemical Co., Ltd.	271,155	14,525,863
Sika AG (Bearer)	614	1,336,848
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	35,081	2,076,094
Symrise AG	262,826	7,671,497
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Victrex PLC	59,099	$ 1,246,635
Yingde Gases Group Co. Ltd.	770,000	855,765
		150,330,886
Containers & Packaging - 0.2%
Rexam PLC	2,011,303	13,281,460
Smurfit Kappa Group PLC	935,730	9,536,333
		22,817,793
Metals & Mining - 0.6%
BHP Billiton PLC	287,476	9,297,172
Eurasian Natural Resources Corp. PLC	645,202	7,189,843
Glencore International PLC	967,409	6,648,282
Iluka Resources Ltd.	599,010	10,726,718
Newcrest Mining Ltd.	157,905	5,670,578
Rio Tinto PLC	436,173	24,742,274
Steel Authority of India Ltd.	635,412	1,334,611
Sumitomo Metal Industries Ltd.	1,062,000	2,207,737
Teck Resources Ltd.:
Class B	858	34,294
Class B (sub. vtg.)	203,293	8,138,704
		75,990,213
Paper & Forest Products - 0.0%
UPM-Kymmene Corp.	83,555	1,152,079
TOTAL MATERIALS		250,290,971
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.3%
China Unicom Ltd.	4,770,000	8,526,188
Hutchison Telecommunications Hong Kong Holdings Ltd.	3,048,000	1,296,837
Koninklijke KPN NV	1,114,383	12,077,067
TDC A/S	685,379	5,431,797
Telecom Italia SpA	1,911,244	2,195,408
Telenor ASA	293,101	5,416,000
		34,943,297
Wireless Telecommunication Services - 0.9%
Advanced Info Service PCL (For. Reg.)	509,600	2,693,624
Empresa Nacional de Telecomunicaciones SA (ENTEL)	72,891	1,488,657
KDDI Corp.	6,928	43,973,776
Millicom International Cellular SA (depositary receipt)	33,830	3,790,956
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
NTT DoCoMo, Inc.	3,946	$ 6,730,399
SmarTone Telecommunications Holdings Ltd.	629,000	1,342,974
TIM Participacoes SA sponsored ADR	192,064	5,771,523
Vodafone Group PLC	16,761,028	45,150,054
		110,941,963
TOTAL TELECOMMUNICATION SERVICES		145,885,260
UTILITIES - 0.5%
Electric Utilities - 0.2%
Ceske Energeticke Zavody A/S	167,962	7,250,546
Fortum Corp.	277,376	6,891,554
Scottish & Southern Energy PLC	306,548	6,290,770
		20,432,870
Gas Utilities - 0.2%
Enagas SA	672,201	13,786,318
Snam Rete Gas SpA	1,471,449	7,123,601
Tokyo Gas Co. Ltd.	1,650,000	7,529,984
		28,439,903
Independent Power Producers & Energy Traders - 0.1%
International Power PLC	1,229,872	6,767,466
Tractebel Energia SA	314,300	5,559,658
		12,327,124
TOTAL UTILITIES		61,199,897
TOTAL COMMON STOCKS (Cost $2,756,472,771)		2,765,389,126
Nonconvertible Preferred Stocks - 0.2%

CONSUMER STAPLES - 0.1%
Household Products - 0.1%
Henkel AG & Co. KGaA	181,805	11,831,500
Nonconvertible Preferred Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telecom Italia SpA (Risparmio Shares)	8,628,545	$ 8,125,373
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $22,506,702)		19,956,873
Equity Funds - 76.0%

Europe Stock Funds - 0.3%
Henderson European Focus Fund Class A	38	998
iShares MSCI Germany Index ETF	1,035,800	23,771,610
Vanguard European ETF	223,835	10,309,840
TOTAL EUROPE STOCK FUNDS		34,082,448
Foreign Large Blend Funds - 50.3%
American EuroPacific Growth Fund Class F-1	4,788,928	188,156,994
Artisan International Value Fund Investor Class	18,077,771	497,319,489
Fidelity Diversified International Fund (c)	17,020,063	486,092,992
Fidelity International Discovery Fund (c)	23,135,583	708,180,205
GE Institutional International Equity Fund Service Class	26,507,553	279,654,688
Harbor International Fund Retirement Class	22,383,190	1,338,738,593
Henderson International Opportunities Fund Class A	13,478,676	275,908,490
iShares MSCI EAFE Index ETF	9,802,000	536,169,400
Litman Gregory Masters International Fund	18,914,947	270,105,444
Manning & Napier Fund, Inc. World Opportunities Series Class A	111,459,701	850,437,521
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class B	51,404,767	690,366,017
Neuberger Berman International Fund Trust Class	373	6,859
TOTAL FOREIGN LARGE BLEND FUNDS		6,121,136,692
Foreign Large Growth Funds - 9.8%
AIM International Growth Fund Class A	3,761,312	103,849,817
Fidelity Canada Fund (c)	2,432,073	131,113,064
Fidelity International Capital Appreciation Fund (c)	4,866,275	62,580,302
Scout International Fund	12,203,927	383,325,337
Equity Funds - continued
	Shares	Value
Foreign Large Growth Funds - continued
T. Rowe Price International Stock Fund Advisor Class	2,616,374	$ 36,603,074
Thornburg International Value Fund Class A	17,599,470	471,665,791
TOTAL FOREIGN LARGE GROWTH FUNDS		1,189,137,385
Foreign Large Value Funds - 5.7%
Oakmark International Fund Class I	29,148,907	559,659,012
Pear Tree Polaris Freign Value Fund - Ordinary Class	9,413,280	129,809,137
TOTAL FOREIGN LARGE VALUE FUNDS		689,468,149
Foreign Small Mid Growth Funds - 0.0%
MFS International New Discovery Fund A Shares	57	1,254
Foreign Small Mid Value Funds - 3.0%
Morgan Stanley International Small Cap Portfolio Class P (a)	7,195,425	93,972,245
Third Avenue International Value Fund	16,755,999	270,106,709
TOTAL FOREIGN SMALL MID VALUE FUNDS		364,078,954
Sector Funds - 1.2%
ING International Real Estate Fund Class A	15,628,590	128,623,294
SPDR DJ Wilshire International Real Estate ETF	706,300	25,765,824
TOTAL SECTOR FUNDS		154,389,118
Other - 5.7%
Fidelity Japan Fund (c)	16,172,606	162,372,969
Fidelity Japan Smaller Companies Fund (c)	6,307,574	55,885,104
iShares MSCI Australia Index ETF	5,394,200	128,004,366
iShares MSCI Japan Index ETF	30,042,200	300,121,578
Lazard Emerging Markets Equity Portfolio Open Shares	56	1,151
Matthews Pacific Tiger Fund Class I	15,358	350,013
SPDR Russell/Nomura Small Cap Japan ETF	160,400	6,934,108
SSgA Emerging Markets Fund	50	1,043
Wintergreen Fund (a)	2,541,069	37,607,818
TOTAL OTHER		691,278,150
TOTAL EQUITY FUNDS (Cost $8,606,071,600)		9,243,572,150
Money Market Funds - 1.0%
	Shares	Value
SSgA US Treasury Money Market Fund, 0% (b) (Cost $117,834,426)	117,834,426	$ 117,834,426
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $11,502,885,499)		12,146,752,575
NET OTHER ASSETS (LIABILITIES) - 0.1%		6,419,628
NET ASSETS - 100%		$ 12,153,172,203
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,016,226 or 0.0% of net assets.

Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Canada Fund	$ 168,872,831	$ 13,444,976	$ 29,109,101	$ 1,215,677	$ 131,113,064
Fidelity Diversified International Fund	536,141,778	13,656,245	13,152,709	8,235,624	486,092,992
Fidelity International Capital Appreciation Fund	64,040,185	-	-	579,087	62,580,302
Fidelity International Discovery Fund	788,860,713	26,492,891	24,449,756	9,323,293	708,180,205
Fidelity Japan Fund	169,612,340	19,486,755	-	2,514,517	162,372,969
Fidelity Japan Smaller Companies Fund	56,024,953	5,580,386	-	485,869	55,885,104
Fidelity Select Money Market Portfolio	6,143	2	6,145	2	-
Total	$ 1,783,558,943	$ 78,661,255	$ 66,717,711	$ 22,354,069	$ 1,606,224,636
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 284,242,784	$ 228,445,258	$ 55,797,526	$ -
Consumer Staples	342,959,094	284,344,149	58,614,945	-
Energy	237,206,011	116,632,917	120,573,094	-
Financials	558,232,485	379,208,349	179,024,136	-
Health Care	277,308,466	186,693,341	90,615,125	-
Industrials	405,103,869	372,007,160	33,096,709	-
Information Technology	214,791,789	153,854,664	60,856,188	80,937
Materials	250,290,971	216,251,525	34,039,446	-
Telecommunication Services	154,010,633	83,283,211	70,727,422	-
Utilities	61,199,897	61,199,897	-	-
Equity Funds	9,243,572,150	9,243,572,150	-	-
Money Market Funds	117,834,426	117,834,426	-	-
Total Investments in Securities:	$ 12,146,752,575	$ 11,443,327,047	$ 703,344,591	$ 80,937
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(140,380)
Total Unrealized Gain (Loss)	(146,019)
Cost of Purchases	490,698
Proceeds of Sales	(123,362)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 80,937
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ (146,019)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,984,716,453)	$ 10,540,527,939
Affiliated issuers (cost $1,518,169,046)	1,606,224,636
Total Investments (cost $11,502,885,499)		$ 12,146,752,575
Cash		40,723
Foreign currency held at value (cost $6,147,593)		6,191,109
Receivable for investments sold		125,931,862
Receivable for fund shares sold		12,190,434
Dividends receivable		6,540,894
Other receivables		48,498
Total assets		12,297,696,095

Liabilities
Payable for investments purchased	$ 134,318,191
Payable for fund shares redeemed	8,118,722
Accrued management fee	950,950
Other affiliated payables	615,396
Other payables and accrued expenses	520,633
Total liabilities		144,523,892

Net Assets		$ 12,153,172,203
Net Assets consist of:
Paid in capital		$ 11,584,973,167
Undistributed net investment income		9,638,744
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(85,256,635)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		643,816,927
Net Assets, for 1,426,122,801 shares outstanding		$ 12,153,172,203
Net Asset Value, offering price and redemption price per share ($12,153,172,203 ÷ 1,426,122,801 shares)		$ 8.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends: Unaffiliated issuers		$ 191,051,980
Affiliated issuers		22,354,069
Interest		1,194
Income before foreign taxes withheld		213,407,243
Less foreign taxes withheld		(4,030,505)
Total income		209,376,738

Expenses
Management fee	$ 36,901,709
Transfer agent fees	4,477,889
Accounting fees and expenses	1,825,437
Custodian fees and expenses	380,902
Independent trustees' compensation	101,926
Registration fees	493,444
Audit	42,066
Legal	134,339
Miscellaneous	391,901
Total expenses before reductions	44,749,613
Expense reductions	(28,782,656)	15,966,957
Net investment income (loss)		193,409,781
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	116,922,060
Affiliated issuers	(3,277,788)
Foreign currency transactions	620,904
Realized gain distributions from underlying funds:
Unaffiliated issuers	34,740,700
Affiliated issuers	1,774,797
Total net realized gain (loss)		150,780,673
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $101,059)	(987,605,270)
Assets and liabilities in foreign currencies	34,203
Total change in net unrealized appreciation (depreciation)		(987,571,067)
Net gain (loss)		(836,790,394)
Net increase (decrease) in net assets resulting from operations		$ (643,380,613)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 193,409,781	$ 135,011,694
Net realized gain (loss)	150,780,673	21,366,879
Change in net unrealized appreciation (depreciation)	(987,571,067)	1,607,779,671
Net increase (decrease) in net assets resulting from operations	(643,380,613)	1,764,158,244
Distributions to shareholders from net investment income	(178,774,665)	(131,867,108)
Distributions to shareholders from net realized gain	(213,705,661)	(19,493,400)
Total distributions	(392,480,326)	(151,360,508)
Share transactions Proceeds from sales of shares	3,682,060,004	6,754,115,840
Reinvestment of distributions	391,727,743	150,999,485
Cost of shares redeemed	(2,213,546,556)	(1,523,120,316)
Net increase (decrease) in net assets resulting from share transactions	1,860,241,191	5,381,995,009
Total increase (decrease) in net assets	824,380,252	6,994,792,745

Net Assets
Beginning of period	11,328,791,951	4,333,999,206
End of period (including undistributed net investment income of $9,638,744 and undistributed net investment income of $3,144,583, respectively)	$ 12,153,172,203	$ 11,328,791,951
Other Information Shares
Sold	432,245,533	815,013,523
Issued in reinvestment of distributions	50,728,332	16,833,833
Redeemed	(262,626,007)	(179,098,165)
Net increase (decrease)	220,347,858	652,749,191

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2012 F	2011	2010	2009	2008 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 7.84	$ 5.16	$ 10.74	$ 11.34
Income from Investment Operations
Net investment income (loss) B	.15	.15	.18	.19	.22
Net realized and unrealized gain (loss)	(.74)	1.54	2.67	(5.14)	.08
Total from investment operations	(.59)	1.69	2.85	(4.95)	.30
Distributions from net investment income	(.13)	(.12)	(.12)	(.14)	(.18)
Distributions from net realized gain	(.16)	(.02)	(.06)	(.49)	(.72)
Total distributions	(.29)	(.13) H	(.17) G	(.63)	(.90)
Net asset value, end of period	$ 8.52	$ 9.40	$ 7.84	$ 5.16	$ 10.74
Total Return A	(6.00)%	21.66%	55.24%	(48.57)%	2.17%
Ratios to Average Net Assets C
Expenses before reductions	.39%	.28%	.25%	.25%	.26%
Expenses net of fee waivers, if any	.14%	.03%	.00%	.00%	.00%
Expenses net of all reductions	.14%	.03%	.00%	.00%	.00%
Net investment income (loss)	1.71%	1.72%	2.32%	2.44%	1.88%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,153,172	$ 11,328,792	$ 4,333,999	$ 695,499	$ 504,763
Portfolio turnover rate D	18% E	15% E	9%	18%	34%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E Portfolio turnover rate excludes securities received or delivered in-kind.

F For the year ended February 29.

G Total distributions of $.17 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.055 per share.

H Total distributions of $.13 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.017 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 938,350,734
Gross unrealized depreciation	(335,292,534)
Net unrealized appreciation (depreciation) on securities and other investments	$ 603,058,200

Tax Cost	$ 11,543,694,375

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,638,744
Undistributed long-term capital gain	$ 17,579,996
Net unrealized appreciation (depreciation)	$ 603,109,110

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 219,856,581	$ 151,360,508
Long-term Capital Gains	172,623,745	-
Total	$ 392,480,326	$ 151,360,508

3. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and in-kind transactions, aggregated $3,897,936,241 and $2,089,668,840, respectively.

Exchanges In-Kind. During the period, the Fund redeemed shares of MFS International Value Fund A Shares, MFS Research International Fund A Shares and William Blair International Growth Fund Class N in exchange for cash and securities, as noted in the following table. Realized gains on the Fund's redemptions of MFS Research International Fund A Shares, MFS International Value Fund A Shares and William Blair International Growth Fund Class N shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized gains on the exchanges for federal income tax purposes.

Annual Report

4. Purchases and Sales of Investments - continued

Exchanges In-Kind - continued

Transaction Date	Fund Name	Value of securities and cash received	Realized gain (loss)	Shares redeemed
5/20/11	MFS International Value Fund A Shares	$ 576,923,369	$ 61,863,292	22,146,770
5/20/11	MFS Research International Fund A Shares	705,190,722	107,015,561	43,964,509
7/22/11	William Blair International Growth Fund Class N	557,826,353	93,266,809	24,886,852
	Total	$ 1,839,940,444	$ 262,145,662	90,998,131

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services (MFS) and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .04% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $28,230 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2014. During the period, this waiver reduced the Fund's management fee by $28,349,971.

Many of the brokers with whom Strategic Advisers places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $431,008 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,677.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

8. Other - continued

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Japan Smaller Companies Fund	19%
Fidelity Japan Fund	34%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2012

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 24 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (47)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (44)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (52)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (68)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (46)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin's Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (38)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Fund voted to pay on April 16, 2012, to shareholders of record at the opening of business on April 13, 2012, a distribution of $0.014 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.007 per share from net investment income.

The fund designates 10% and 100% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2012, $193,724,969, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.085 and $0.0136 for the dividend paid December 30, 2011.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 20, 2012. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect one Trustee to the Board of Trustees: Amy Butte Liebowitz
	# of Votes	% of Votes
Affirmative	44,707,926,494.93	93.433
Withheld	3,142,175,265.81	6.567
TOTAL	47,850,101,760.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and considers at each of its meetings one or more factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the annualized total returns of the fund, annualized total returns of a broad-based securities market index ("benchmark"), and a range of annualized total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

1 The Fund is the survivor-in-interest to a shell reorganization that closed on August 23, 2010. In connection therewith, the Fund changed its principal investment strategies. The performance results shown would not necessarily have been achieved had the Fund's current principal strategies been in place for the periods shown.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for each period and that the fund had out-performed 68% and 72% of its peers for the one- and three-year periods, respectively, ended December 31, 2010. The Board also noted that the investment performance of the fund was higher than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2014.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 28, 2011.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 28, 2011.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors LLC

Causeway Capital Management LLC

Massachusetts Financial Services Company

William Blair & Company, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SIT-UANN-0412
1.926369.101

Strategic Advisers® International II Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 29, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P, and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Life of fund A
Strategic Advisers® International II Fund	-8.91%	-3.22%

A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International II Fund on March 8, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® (Europe, Australasia, Far East) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities experienced turbulent swings during the 12-month period ending February 29, 2012, jostled by a number of headline events. Investors' heightened sensitivity to risk in the face of Europe's sovereign debt crisis and a slow U.S. economic recovery sparked a global sell-off that pushed many overseas markets to their lowest level in more than a year by early fall. In addition, worries increased about a potentially sharp slowdown of gross domestic product (GDP) growth in China one of the world economy's few bright spots during the Great Recession of 2007-2009. Japan faced its own challenges, as the nation continued to struggle to rebound from its devastating earthquake, tsunami and nuclear disaster in March 2011. After several months of declines, the market staged two mini-rallies, as investors' anxiety began to ease in October and then again later in the period amid hope for a resolution to Europe's debt woes. Despite these gains, the MSCI® ACWI® (All Country World Index) ex USA Index fell 5.99% for the year. Within the index, emerging markets posted a nominal increase, held back partly by a stronger U.S. dollar. The U.K. saw a slight loss, faring better than the rest of Europe (-11%), which was the worst-performing index component. Japan and Canada also had double-digit losses, each falling around 10%, while Asia-Pacific ex Japan declined only about 1%.

Comments from Wilfred Chilangwa, Portfolio Manager of Strategic Advisers® International II Fund: For the year, Strategic Advisers® International II Fund (the Fund) returned -8.91%, underperforming the -7.35% mark of the MSCI® EAFE® (Europe, Australasia, Far East) Index. For most of the period, developed foreign markets were volatile, primarily because of eurozone debt fears. However, beginning in mid-December, as investor risk appetite returned, international equities rallied steadily through period end. Against this backdrop, the Pyramis International Value strategy was the Fund's largest relative detractor, primarily due to adverse security selection in industrials. Fidelity® International Value Fund and Fidelity Advisor® Overseas Fund both detracted largely because of unfavorable industry positioning and weak results within financials. Lastly, Fidelity® International Discovery Fund, which was among the Fund's largest allocations, also suffered from poor positioning within financials, and lost ground in energy as well. On the plus side, Fidelity International Capital Appreciation Fund was by far the top relative contributor and benefited mainly from strong security selection in consumer discretionary, consumer staples and technology. Similarly, Fidelity International Small Cap Opportunities Fund was helped by stock choices in consumer discretionary and consumer staples, and received a further boost because small-cap stocks outperformed the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.29%	$ 1,000.00	$ 1,027.30	$ 1.46
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,023.42	$ 1.46

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Diversified International Fund	15.2	15.6
Fidelity International Discovery Fund	14.9	16.3
Fidelity Advisor Overseas Fund Institutional Class	13.4	13.3
Fidelity International Capital Appreciation Fund	7.9	8.3
Fidelity International Value Fund	3.2	4.3
Fidelity Japan Fund	3.0	2.9
Fidelity Japan Smaller Companies Fund	1.4	1.4
Fidelity International Real Estate Fund	1.4	1.3
Fidelity International Small Cap Opportunities Fund	1.3	1.2
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	1.2	1.2
	62.9
Asset Allocation (% of fund's net assets)
As of February 29, 2012	As of August 31, 2011
Stocks 36.1%	Stocks 32.5%
Foreign Large Blend Funds 43.5%	Foreign Large Blend Funds 46.0%
Foreign Large Growth Funds 8.3%	Foreign Large Growth Funds 8.3%
Foreign Large Value Funds 3.2%	Foreign Large Value Funds 4.3%
Foreign Small Mid Growth Funds 1.3%	Foreign Small Mid Growth Funds 1.2%
Other 5.6%	Other 5.5%
Sector Funds 1.4%	Sector Funds 1.3%
Short-Term Funds and Net Other Assets 0.6%	Short-Term Funds and Net Other Assets 0.9%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 35.7%
	Shares	Value
CONSUMER DISCRETIONARY - 3.8%
Auto Components - 0.4%
Aisin Seiki Co. Ltd.	28,600	$ 1,006,866
Bridgestone Corp.	56,300	1,354,607
Denso Corp.	17,300	571,808
NHK Spring Co. Ltd.	25,000	257,703
Pirelli & C SpA	32,900	342,746
		3,533,730
Automobiles - 1.1%
Bayerische Motoren Werke AG (BMW)	21,879	2,023,690
Daihatsu Motor Co. Ltd.	16,000	306,636
Fuji Heavy Industries Ltd.	46,000	347,426
Honda Motor Co. Ltd.	79,000	3,034,029
Nissan Motor Co. Ltd.	29,400	300,889
Toyota Motor Corp.	75,200	3,125,838
		9,138,508
Hotels, Restaurants & Leisure - 0.2%
Melco PBL Entertainment (Macau) Ltd. sponsored ADR (a)	34,600	436,998
Sands China Ltd.	309,200	1,162,076
William Hill PLC	72,300	258,208
		1,857,282
Household Durables - 0.1%
PDG Realty SA Empreendimentos e Participacoes	100,300	428,660
Sekisui House Ltd.	57,000	539,886
		968,546
Internet & Catalog Retail - 0.1%
Rakuten, Inc.	537	533,730
Leisure Equipment & Products - 0.1%
Nikon Corp.	13,100	354,673
SHIMANO, Inc.	4,600	266,511
		621,184
Media - 0.5%
British Sky Broadcasting Group PLC	58,600	624,580
CyberAgent, Inc.	160	458,774
ITV PLC	321,700	439,858
Pearson PLC	23,600	449,364
Reed Elsevier NV	48,739	601,447
UBM PLC	40,200	372,829
WPP PLC	88,072	1,125,743
		4,072,595
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.3%
Lifestyle International Holdings Ltd.	151,500	$ 415,077
Next PLC	9,600	423,178
PPR SA	12,500	2,124,859
		2,963,114
Specialty Retail - 0.5%
ABC-Mart, Inc.	10,800	380,348
Fast Retailing Co. Ltd.	1,200	248,429
H&M Hennes & Mauritz AB (B Shares)	43,778	1,573,270
Inditex SA	11,399	1,052,524
Kingfisher PLC	117,500	531,224
Yamada Denki Co. Ltd.	6,210	402,567
		4,188,362
Textiles, Apparel & Luxury Goods - 0.5%
adidas AG	9,300	730,730
Billabong International Ltd.	91,015	300,594
Burberry Group PLC	31,100	698,571
Christian Dior SA	4,100	636,052
LVMH Moet Hennessy - Louis Vuitton SA	9,372	1,576,903
Swatch Group AG (Bearer)	1,520	689,107
		4,631,957
TOTAL CONSUMER DISCRETIONARY		32,509,008
CONSUMER STAPLES - 3.9%
Beverages - 0.6%
Anheuser-Busch InBev SA NV	9,399	631,389
Coca-Cola West Co. Ltd.	5,100	86,699
Diageo PLC	83,250	1,987,575
Pernod Ricard SA	3,780	391,074
SABMiller PLC	27,700	1,122,560
Treasury Wine Estates Ltd.	181,981	759,088
		4,978,385
Food & Staples Retailing - 0.4%
Koninklijke Ahold NV	31,591	436,848
Lawson, Inc.	3,800	223,433
Metro AG	8,460	334,957
Seven & i Holdings Co., Ltd.	40,600	1,121,688
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Tesco PLC	122,600	$ 616,496
Wesfarmers Ltd.	26,332	821,662
		3,555,084
Food Products - 1.8%
Danone	31,240	2,113,358
Nestle SA	133,023	8,130,163
Toyo Suisan Kaisha Ltd.	12,000	308,063
Unilever NV (Certificaten Van Aandelen) (Bearer)	104,500	3,474,392
Unilever PLC	47,300	1,529,024
		15,555,000
Household Products - 0.1%
Reckitt Benckiser Group PLC	11,900	658,782
Personal Products - 0.1%
Beiersdorf AG	11,600	726,470
Tobacco - 0.9%
British American Tobacco PLC (United Kingdom)	90,800	4,579,706
Imperial Tobacco Group PLC	19,156	759,092
Japan Tobacco, Inc.	470	2,497,571
		7,836,369
TOTAL CONSUMER STAPLES		33,310,090
ENERGY - 3.2%
Energy Equipment & Services - 0.6%
Aker Solutions ASA	34,000	589,641
AMEC PLC	35,328	621,570
Saipem SpA	51,520	2,606,069
Transocean Ltd. (Switzerland)	10,815	576,370
WorleyParsons Ltd.	19,333	608,863
		5,002,513
Oil, Gas & Consumable Fuels - 2.6%
BG Group PLC	191,565	4,624,454
BP PLC	485,469	3,798,358
ENI SpA	90,800	2,088,185
INPEX Corp.	80	567,809
Oil Search Ltd. ADR	36,458	272,094
Origin Energy Ltd.	65,978	962,883
Repsol YPF SA	35,266	919,425
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Royal Dutch Shell PLC:
Class A (United Kingdom)	131,822	$ 4,796,239
Class B	39,192	1,452,641
StatoilHydro ASA	46,800	1,334,599
Total SA	23,840	1,333,523
Tullow Oil PLC	10,800	253,414
		22,403,624
TOTAL ENERGY		27,406,137
FINANCIALS - 8.0%
Capital Markets - 0.5%
ICAP PLC	26,300	160,993
Macquarie Group Ltd.	21,247	609,905
UBS AG (a)	266,880	3,737,142
		4,508,040
Commercial Banks - 4.1%
Australia & New Zealand Banking Group Ltd.	106,474	2,506,077
Banco Bilbao Vizcaya Argentaria SA	193,598	1,733,033
Banco Santander SA (Spain)	78,993	653,829
Barclays PLC	879,933	3,407,152
BNP Paribas SA	49,100	2,396,333
Commonwealth Bank of Australia	46,450	2,462,026
Danske Bank A/S (a)	78,946	1,421,648
DBS Group Holdings Ltd.	172,000	1,952,904
HSBC Holdings PLC (United Kingdom)	436,354	3,865,661
Intesa Sanpaolo SpA	314,753	612,618
KBC Groupe SA	7,449	175,945
Lloyds Banking Group PLC (a)	3,107,200	1,729,641
Mitsubishi UFJ Financial Group, Inc.	508,700	2,628,859
Mizrahi Tefahot Bank Ltd.	46,900	370,107
National Australia Bank Ltd.	34,517	876,088
Shinsei Bank Ltd.	189,000	244,111
Societe Generale Series A	45,787	1,479,188
Sumitomo Mitsui Financial Group, Inc.	107,700	3,655,185
Swedbank AB (A Shares)	35,400	605,599
United Overseas Bank Ltd.	52,860	762,902
Westpac Banking Corp.	72,517	1,625,184
		35,164,090
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.0%
Credit Saison Co. Ltd.	13,100	$ 261,372
Diversified Financial Services - 0.5%
ASX Ltd.	8,474	281,505
Deutsche Boerse AG	10,300	682,927
IG Group Holdings PLC	12,600	88,675
ING Groep NV (Certificaten Van Aandelen) (a)	213,300	1,879,594
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,300	140,857
ORIX Corp.	13,650	1,314,712
		4,388,270
Insurance - 1.8%
AEGON NV (a)	295,200	1,544,804
Ageas	95,500	202,797
AIA Group Ltd.	201,200	762,662
Allianz AG	28,495	3,455,593
Aviva PLC	245,700	1,437,798
AXA SA	65,870	1,062,238
MS&AD Insurance Group Holdings, Inc.	12,700	272,294
Prudential PLC	21,294	241,567
QBE Insurance Group Ltd.	32,883	410,784
Resolution Ltd.	157,500	673,982
Sampo OYJ (A Shares)	32,100	904,451
Sony Financial Holdings, Inc.	36,600	669,466
Storebrand ASA (A Shares)	104,100	498,867
Suncorp-Metway Ltd.	90,446	793,339
Tokio Marine Holdings, Inc.	43,600	1,204,035
Zurich Financial Services AG	3,819	961,503
		15,096,180
Real Estate Investment Trusts - 0.4%
British Land Co. PLC	58,300	436,173
Capital Shopping Centres Group PLC	45,300	239,754
Goodman Group unit	450,425	333,264
Unibail-Rodamco	5,200	1,004,479
Westfield Group unit	181,789	1,713,455
		3,727,125
Real Estate Management & Development - 0.7%
Cheung Kong Holdings Ltd.	82,000	1,198,902
Henderson Land Development Co. Ltd.	105,000	659,288
Mitsubishi Estate Co. Ltd.	51,000	922,197
Mitsui Fudosan Co. Ltd.	76,000	1,441,565
New World Development Co. Ltd.	377,739	520,139
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Sino Land Ltd.	194,000	$ 346,174
Wharf Holdings Ltd.	108,000	676,036
		5,764,301
TOTAL FINANCIALS		68,909,378
HEALTH CARE - 3.3%
Biotechnology - 0.2%
Biovitrum AB (a)	176,700	512,712
CSL Ltd.	40,398	1,419,989
		1,932,701
Health Care Equipment & Supplies - 0.2%
Elekta AB (B Shares)	8,000	374,789
Nakanishi, Inc.	4,400	421,625
William Demant Holding A/S (a)	5,800	538,336
		1,334,750
Life Sciences Tools & Services - 0.1%
Lonza Group AG	6,779	352,211
Pharmaceuticals - 2.8%
Astellas Pharma, Inc.	22,900	940,845
Bayer AG	25,218	1,864,546
Daiichi Sankyo Kabushiki Kaisha	24,500	449,948
GlaxoSmithKline PLC	140,000	3,093,504
Mitsubishi Tanabe Pharma Corp.	37,000	505,197
Novartis AG	11,147	607,514
Novo Nordisk A/S Series B	23,210	3,253,235
Roche Holding AG (participation certificate)	34,337	5,977,097
Rohto Pharmaceutical Co. Ltd.	26,000	307,350
Sanofi	62,283	4,606,904
Shire PLC	42,500	1,482,160
Takeda Pharmaceutical Co. Ltd.	26,700	1,205,351
		24,293,651
TOTAL HEALTH CARE		27,913,313
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 4.4%
Aerospace & Defense - 0.3%
Rolls-Royce Group PLC	109,500	$ 1,417,928
Safran SA	27,000	904,810
		2,322,738
Airlines - 0.1%
China Southern Airlines Ltd. (H Shares) (a)	568,000	285,607
Qantas Airways Ltd. (a)	228,911	424,648
		710,255
Building Products - 0.3%
Asahi Glass Co. Ltd.	43,000	386,125
ASSA ABLOY AB (B Shares)	27,000	820,154
Compagnie de St. Gobain	11,800	560,259
JS Group Corp.	26,400	552,063
Wienerberger AG	21,000	258,780
		2,577,381
Commercial Services & Supplies - 0.0%
Serco Group PLC	12,269	108,322
Construction & Engineering - 0.2%
Chiyoda Corp.	36,000	461,431
VINCI SA	24,190	1,259,550
		1,720,981
Electrical Equipment - 0.3%
Alstom SA	34,276	1,476,725
Schneider Electric SA	14,882	1,011,314
Sumitomo Electric Industries Ltd.	16,600	215,834
		2,703,873
Industrial Conglomerates - 0.9%
Cookson Group PLC	56,500	607,141
Hutchison Whampoa Ltd.	72,000	715,721
Keppel Corp. Ltd.	151,700	1,340,331
Koninklijke Philips Electronics NV	72,500	1,519,981
Orkla ASA (A Shares)	94,100	782,378
Siemens AG	25,532	2,544,475
		7,510,027
Machinery - 0.8%
Fanuc Corp.	7,400	1,340,821
Fiat Industrial SpA (a)	131,900	1,405,737
GEA Group AG	18,482	624,407
Komatsu Ltd.	10,100	300,907
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Kubota Corp.	49,000	$ 482,195
Makita Corp.	8,100	336,773
NSK Ltd.	124,000	979,248
Schindler Holding AG (participation certificate)	5,798	714,497
SMC Corp.	2,800	477,373
Vallourec SA	6,890	485,103
		7,147,061
Marine - 0.2%
A.P. Moller - Maersk A/S Series B	64	516,046
Kuehne & Nagel International AG	7,730	1,017,510
SITC International Holdings Co. Ltd.	966,000	325,068
		1,858,624
Professional Services - 0.1%
Adecco SA (Reg.)	11,458	574,166
Capita Group PLC	13,300	162,279
Experian PLC	35,900	539,972
Intertek Group PLC	3,100	114,164
		1,390,581
Road & Rail - 0.2%
Tokyu Corp.	92,000	442,487
West Japan Railway Co.	23,500	958,269
		1,400,756
Trading Companies & Distributors - 0.8%
Bunzl PLC	8,600	131,610
Itochu Corp.	70,300	799,895
Kloeckner & Co. AG	27,421	423,568
Marubeni Corp.	67,000	478,836
Mitsubishi Corp.	76,100	1,863,769
Mitsui & Co. Ltd.	66,300	1,140,952
Sumitomo Corp.	39,400	584,009
Travis Perkins PLC	34,200	584,314
Wolseley PLC	20,700	802,164
		6,809,117
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Transportation Infrastructure - 0.2%
Kamigumi Co. Ltd.	47,000	$ 403,543
Sydney Airport unit	378,436	1,063,188
		1,466,731
TOTAL INDUSTRIALS		37,726,447
INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.0%
HTC Corp.	18,000	404,790
Computers & Peripherals - 0.1%
Gemalto NV	10,114	577,827
NEC Corp. (a)	103,000	201,452
Toshiba Corp.	96,000	420,395
		1,199,674
Electronic Equipment & Components - 0.6%
Foxconn International Holdings Ltd. (a)	663,000	465,872
Hitachi High-Technologies Corp.	9,800	224,220
Hitachi Ltd.	211,000	1,237,942
Ibiden Co. Ltd.	8,800	211,841
Keyence Corp.	1,800	472,059
Kyocera Corp.	6,900	610,259
Murata Manufacturing Co. Ltd.	7,000	417,184
Taiyo Yuden Co. Ltd.	44,000	456,805
TDK Corp.	23,600	1,230,875
		5,327,057
Internet Software & Services - 0.1%
DeNA Co. Ltd.	6,500	211,483
GREE, Inc.	10,300	322,069
Yahoo! Japan Corp.	625	197,583
		731,135
IT Services - 0.1%
Amadeus IT Holding SA Class A	27,200	518,173
Office Electronics - 0.3%
Brother Industries Ltd.	26,200	338,720
Canon, Inc.	42,800	1,951,699
		2,290,419
Semiconductors & Semiconductor Equipment - 0.2%
ASML Holding NV (Netherlands)	9,300	422,829
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Infineon Technologies AG	92,780	$ 938,259
Tokyo Electron Ltd.	7,900	438,268
		1,799,356
Software - 0.3%
SAP AG	39,580	2,671,967
TOTAL INFORMATION TECHNOLOGY		14,942,571
MATERIALS - 3.9%
Chemicals - 1.7%
Air Liquide SA	11,100	1,442,217
Air Water, Inc.	26,000	338,053
Akzo Nobel NV	14,066	797,801
Arkema SA	9,800	897,961
Asahi Kasei Corp.	77,000	487,791
BASF AG	7,258	637,194
Incitec Pivot Ltd.	174,568	610,237
Israel Chemicals Ltd.	36,900	391,183
Johnson Matthey PLC	31,200	1,145,529
JSR Corp.	29,400	617,329
Lanxess AG	19,280	1,440,918
Linde AG	1,354	225,114
Mitsubishi Gas Chemical Co., Inc.	58,000	368,141
Mitsui Chemicals, Inc.	102,000	348,804
Nippon Shokubai Co. Ltd.	21,000	247,727
Nitto Denko Corp.	12,600	517,670
Shin-Etsu Chemical Co., Ltd.	27,700	1,483,898
Sumitomo Chemical Co. Ltd.	70,000	303,094
Syngenta AG (Switzerland)	1,460	476,525
Toray Industries, Inc.	51,000	362,605
Umicore SA	32,057	1,667,682
		14,807,473
Construction Materials - 0.2%
CRH PLC	15,600	331,334
HeidelbergCement Finance AG	18,350	987,858
		1,319,192
Metals & Mining - 2.0%
African Minerals Ltd. (a)	68,200	623,290
Anglo American PLC (United Kingdom)	40,100	1,690,145
ArcelorMittal SA (Netherlands)	33,500	706,017
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
BHP Billiton Ltd.	94,018	$ 3,639,440
BHP Billiton PLC	46,720	1,510,957
European Goldfields Ltd.	35,400	459,725
Fortescue Metals Group Ltd.	166,990	997,383
Hitachi Metals Ltd.	23,000	287,447
Iluka Resources Ltd.	41,135	736,621
JFE Holdings, Inc.	29,600	637,550
Kazakhmys PLC	19,500	344,018
Kingsgate Consolidated NL	24,405	179,523
Medusa Mining Ltd.	24,854	171,366
Newcrest Mining Ltd.	34,505	1,239,120
Rio Tinto PLC	26,200	1,486,217
Xstrata PLC	120,300	2,296,479
		17,005,298
Paper & Forest Products - 0.0%
China Forestry Holdings Co. Ltd.	860,000	24,904
Nine Dragons Paper (Holdings) Ltd.	267,000	241,316
		266,220
TOTAL MATERIALS		33,398,183
TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 1.3%
BT Group PLC	232,200	790,499
Deutsche Telekom AG	176,300	2,057,434
France Telecom SA	35,950	548,105
HKT Trust / HKT Ltd. unit	1,470,000	1,059,463
Iliad SA	5,561	737,503
Nippon Telegraph & Telephone Corp.	33,000	1,553,293
PCCW Ltd.	1,450,000	536,545
Telecom Italia SpA	384,500	441,668
Telenor ASA	111,700	2,064,023
Telstra Corp. Ltd.	191,523	677,721
Vivendi	32,917	706,895
		11,173,149
Wireless Telecommunication Services - 0.8%
KDDI Corp.	85	539,517
Millicom International Cellular SA (depositary receipt)	3,500	392,207
NTT DoCoMo, Inc.	123	209,792
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
SOFTBANK CORP.	26,000	$ 774,291
Vodafone Group PLC	1,843,100	4,964,854
		6,880,661
TOTAL TELECOMMUNICATION SERVICES		18,053,810
UTILITIES - 1.4%
Electric Utilities - 0.8%
Cheung Kong Infrastructure Holdings Ltd.	88,000	517,373
Chubu Electric Power Co., Inc.	51,200	939,039
E.ON AG	22,401	515,233
Enel SpA	173,931	697,913
Fortum Corp.	21,500	534,179
Iberdrola SA	88,300	522,527
Kansai Electric Power Co., Inc.	52,000	860,963
Power Assets Holdings Ltd.	162,500	1,217,268
Red Electrica Corporacion SA	9,800	494,740
Terna SpA	103,100	388,425
		6,687,660
Gas Utilities - 0.0%
Gas Natural SDG SA	16,500	279,163
Independent Power Producers & Energy Traders - 0.1%
International Power PLC	172,714	950,372
Multi-Utilities - 0.5%
Centrica PLC	232,300	1,123,410
GDF Suez	17,800	461,695
National Grid PLC	46,100	469,482
RWE AG	42,250	1,924,962
		3,979,549
TOTAL UTILITIES		11,896,744
TOTAL COMMON STOCKS (Cost $306,763,774)		306,065,681
Nonconvertible Preferred Stocks - 0.4%

CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.3%
Volkswagen AG	14,300	2,673,732
Nonconvertible Preferred Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 0.1%
ProSiebenSat.1 Media AG	33,100	$ 860,089
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $3,136,374)		3,533,821
Equity Funds - 63.3%

Foreign Large Blend Funds - 43.5%
Fidelity Advisor Overseas Fund Institutional Class (c)	6,674,387	114,999,687
Fidelity Diversified International Fund (c)	4,555,683	130,110,310
Fidelity International Discovery Fund (c)	4,188,439	128,208,120
TOTAL FOREIGN LARGE BLEND FUNDS		373,318,117
Foreign Large Growth Funds - 8.3%
Fidelity Canada Fund (c)	54,299	2,927,278
Fidelity International Capital Appreciation Fund (c)	5,284,844	67,963,098
TOTAL FOREIGN LARGE GROWTH FUNDS		70,890,376
Foreign Large Value Funds - 3.2%
Fidelity International Value Fund (c)	3,920,298	27,677,306
Foreign Small Mid Growth Funds - 1.3%
Fidelity International Small Cap Opportunities Fund (c)	1,055,089	10,983,480
Sector Funds - 1.4%
Fidelity International Real Estate Fund (c)	1,408,082	11,588,513
Other - 5.6%
Fidelity Advisor Global Capital Appreciation Fund Institutional Class (c)	988,739	10,174,126
Fidelity Japan Fund (c)	2,572,764	25,830,548
Fidelity Japan Smaller Companies Fund (c)	1,377,535	12,204,960
TOTAL OTHER		48,209,634
TOTAL EQUITY FUNDS (Cost $594,566,735)		542,667,426
Money Market Funds - 0.7%
	Shares	Value
SSgA US Treasury Money Market Fund, 0% (b) (Cost $5,985,027)	5,985,027	$ 5,985,027
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $910,451,910)		858,251,955
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(477,844)
NET ASSETS - 100%		$ 857,774,111
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Global Capital Appreciation Fund Institutional Class	$ 11,604,613	$ 2,965	$ -	$ -	$ 10,174,126
Fidelity Advisor Overseas Fund Institutional Class	123,605,117	6,362,060	1,313,077	1,854,519	114,999,687
Fidelity Canada Fund	11,693,873	618,261	7,912,782	39,154	2,927,278
Fidelity Diversified International Fund	169,429,375	10,344,113	36,182,310	2,194,997	130,110,310
Fidelity Emerging Markets Fund	2,596,444	34,079	2,743,198	-	-
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity International Capital Appreciation Fund	$ 79,847,691	$ 2,307,004	$ 11,602,482	$ 641,636	$ 67,963,098
Fidelity International Discovery Fund	192,366,122	8,094,081	55,411,824	1,726,207	128,208,120
Fidelity International Real Estate Fund	11,882,996	1,200,735	-	253,877	11,588,513
Fidelity International Small Cap Opportunities Fund	10,358,485	839,860	111,944	139,754	10,983,480
Fidelity International Value Fund	68,104,543	1,042,443	31,605,221	1,039,629	27,677,306
Fidelity Japan Fund	28,682,288	1,722,822	388,276	399,907	25,830,548
Fidelity Japan Smaller Companies Fund	12,468,965	1,105,670	119,004	101,739	12,204,960
Fidelity Overseas Fund	4,793,520	-	4,789,079	-	-
Total	$ 727,434,032	$ 33,674,093	$ 152,179,197	$ 8,391,419	$ 542,667,426
Other Information

The following is a summary of the inputs used, as of February 29, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 36,042,829	$ 29,433,598	$ 6,609,231	$ -
Consumer Staples	33,310,090	21,108,004	12,202,086	-
Energy	27,406,137	12,602,592	14,803,545	-
Financials	68,909,378	42,395,113	26,514,265	-
Health Care	27,913,313	14,869,996	13,043,317	-
Industrials	37,726,447	33,661,991	4,064,456	-
Information Technology	14,942,571	8,658,134	6,284,437	-
Materials	33,398,183	28,862,229	4,511,050	24,904
Telecommunication Services	18,053,810	9,545,599	8,508,211	-
Utilities	11,896,744	11,427,262	469,482	-
Equity Funds	542,667,426	542,667,426	-	-
Money Market Funds	5,985,027	5,985,027	-	-
Total Investments in Securities:	$ 858,251,955	$ 761,216,971	$ 97,010,080	$ 24,904
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 293,182
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(268,278)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 24,904
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2012	$ (268,278)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $315,885,175)	$ 315,584,529
Affiliated issuers (cost $594,566,735)	542,667,426
Total Investments (cost $910,451,910)		$ 858,251,955
Foreign currency held at value (cost $23,944)		23,940
Receivable for investments sold		2,124,055
Receivable for fund shares sold		337,090
Dividends receivable		812,048
Other receivables		2,104
Total assets		861,551,192

Liabilities
Payable for investments purchased	$ 2,970,438
Payable for fund shares redeemed	550,783
Accrued management fee	114,616
Other affiliated payables	72,068
Other payables and accrued expenses	69,176
Total liabilities		3,777,081

Net Assets		$ 857,774,111
Net Assets consist of:
Paid in capital		$ 974,348,408
Undistributed net investment income		60,812
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(64,431,618)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(52,203,491)
Net Assets, for 118,088,739 shares outstanding		$ 857,774,111
Net Asset Value, offering price and redemption price per share ($857,774,111 ÷ 118,088,739 shares)		$ 7.26

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends: Unaffiliated issuers		$ 8,190,281
Affiliated issuers		8,391,419
Interest		5
Income before foreign taxes withheld		16,581,705
Less foreign taxes withheld		(605,113)
Total income		15,976,592

Expenses
Management fee	$ 3,231,160
Transfer agent fees	408,636
Accounting fees and expenses	398,398
Custodian fees and expenses	90,008
Independent trustees' compensation	7,505
Registration fees	33,768
Audit	31,575
Legal	12,314
Miscellaneous	14,624
Total expenses before reductions	4,227,988
Expense reductions	(2,104,526)	2,123,462
Net investment income (loss)		13,853,130
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,395,498)
Affiliated issuers	3,076,325
Foreign currency transactions	(156,269)
Realized gain distributions from underlying funds:
Affiliated issuers	488,509
Total net realized gain (loss)		(11,986,933)
Change in net unrealized appreciation (depreciation) on: Investment securities	(83,936,294)
Assets and liabilities in foreign currencies	(6,898)
Total change in net unrealized appreciation (depreciation)		(83,943,192)
Net gain (loss)		(95,930,125)
Net increase (decrease) in net assets resulting from operations		$ (82,076,995)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,853,130	$ 11,984,018
Net realized gain (loss)	(11,986,933)	16,056,425
Change in net unrealized appreciation (depreciation)	(83,943,192)	146,188,204
Net increase (decrease) in net assets resulting from operations	(82,076,995)	174,228,647
Distributions to shareholders from net investment income	(13,291,286)	(11,941,918)
Distributions to shareholders from net realized gain	(454,402)	(3,980,639)
Total distributions	(13,745,688)	(15,922,557)
Share transactions Proceeds from sales of shares	175,205,267	227,089,686
Reinvestment of distributions	13,693,402	15,852,352
Cost of shares redeemed	(155,741,912)	(238,348,422)
Net increase (decrease) in net assets resulting from share transactions	33,156,757	4,593,616
Total increase (decrease) in net assets	(62,665,926)	162,899,706

Net Assets
Beginning of period	920,440,037	757,540,331
End of period (including undistributed net investment income of $60,812 and undistributed net investment income of $0, respectively)	$ 857,774,111	$ 920,440,037
Other Information Shares
Sold	24,198,548	31,973,544
Issued in reinvestment of distributions	2,126,307	2,045,465
Redeemed	(21,559,254)	(32,328,366)
Net increase (decrease)	4,765,601	1,690,643

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.12	$ 6.79	$ 4.44	$ 9.95	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.12	.10	.12	.12	.16
Net realized and unrealized gain (loss)	(.86)	1.37	2.36	(5.03)	.14
Total from investment operations	(.74)	1.47	2.48	(4.91)	.30
Distributions from net investment income	(.12)	(.11)	(.11)	(.10)	(.14)
Distributions from net realized gain	- I	(.04)	(.02)	(.50)	(.21)
Total distributions	(.12)	(.14) J	(.13)	(.60)	(.35)
Net asset value, end of period	$ 7.26	$ 8.12	$ 6.79	$ 4.44	$ 9.95
Total Return B, C	(8.91)%	21.75%	55.82%	(52.13)%	2.67%
Ratios to Average Net Assets F
Expenses before reductions	.51%	.33%	.25%	.25%	.26% A
Expenses net of fee waivers, if any	.26%	.08%	.00%	.00%	.00% A
Expenses net of all reductions	.25%	.08%	.00%	.00%	.00% A
Net investment income (loss)	1.66%	1.38%	1.86%	1.63%	1.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 857,774	$ 920,440	$ 757,540	$ 277,980	$ 418,530
Portfolio turnover rate G	38%	48%	13%	20%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period March 8, 2007 (commencement of operations) to February 29, 2008.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

H For the year ended February 29.

I Amount represents less than $.01 per share.

J Total distributions of $.14 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Strategic Advisers International II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of February 29, 2012, as well as a roll forward of Level 3 securities, is included at the end of

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency - continued

arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29,

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 43,557,169
Gross unrealized depreciation	(110,307,358)
Net unrealized appreciation (depreciation) on securities and other investments	$ (66,750,189)

Tax Cost	$ 925,002,144

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 60,812
Capital loss carryforward	$ (42,955,738)
Net unrealized appreciation (depreciation)	$ (66,753,725)

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (22,399,113)
No expiration
Short-term	(1,711,221)
Long-term	(18,845,404)
Total no expiration	(20,556,625)
Total capital loss carryforward	$ (42,955,738)

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 13,745,688	$ 15,922,557

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $354,494,398 and $323,427,230, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the period, the total annual management fee rate was .39% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Adviser. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, served as a sub-adviser for the Fund during the period. Sub-advisers provide

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser - continued

discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $777 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2014. During the period, this waiver reduced the Fund's management fee by $ 2,089,828.

Many of the brokers with whom Strategic Advisers places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $14,698 for the period.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum

Annual Report

7. Other - continued

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Fidelity Funds:

Fidelity Advisor Overseas Fund	17%
Fidelity Advisor Global Capital Appreciation Fund	11%
Fidelity International Value Fund	17%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers International II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International II Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers International II Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2012

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 24 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (47)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (44)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (52)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (68)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (46)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin's Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (38)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International II Fund	12/30/2011	$0.0700	$0.0103

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 20, 2012. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect one Trustee to the Board of Trustees: Amy Butte Liebowitz
	# of Votes	% of Votes
Affirmative	44,707,926,494.93	93.433
Withheld	3,142,175,265.81	6.567
TOTAL	47,850,101,760.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International II Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and considers at each of its meetings one or more factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the annualized total returns of the fund, annualized total returns of a broad-based securities market index ("benchmark"), and a range of annualized total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

1 The Fund is the survivor-in-interest to a shell reorganization that closed on August 23, 2010. In connection therewith, the Fund changed its principal investment strategies. The performance results shown would not necessarily have been achieved had the Fund's current principal strategies been in place for the periods shown.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-year period and in the third quartile for the three-year period and that the fund had out-performed 56% and under-performed 61% of its peers for the one- and three-year periods, respectively, ended December 31, 2010. The Board also noted that the investment performance of the fund was higher than its benchmark for the one-year period and lower for the three-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 28, 2011.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 28, 2011.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Annual Report

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Adviser

Pyramis Global Advisors LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SIL-UANN-0412
1.926363.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Strategic Advisers®
Small-Mid Cap Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 29, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Strategic Advisers Small-Mid Cap Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® Small-Mid Cap Fund B	-0.05%	2.55%	5.05%

A From June 23, 2005.

B Prior to May 1, 2010, Strategic Advisers Small-Mid Cap Fund operated under certain different investment policies. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on June 23, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Catherine Pena, Portfolio Manager of Strategic Advisers® Small-Mid Cap Fund: For the year, Strategic Advisers® Small-Mid Cap Fund (the Fund) returned -0.05%, trailing the 1.45% gain of the Russell 2500® Index. Relative to the benchmark, sub-adviser Evercore Asset Management was the biggest detractor, as its emphasis on companies at the smaller end of the small-capitalization spectrum caused it to perform poorly. We transitioned the assets that had been invested with Evercore to other managers, but the timing of the shift hampered the Fund's performance. While we reduced the Fund's exposure to micro-cap and deep-value investment styles, our residual allocations in these areas - which included Royce Opportunity Fund, MFS New Discovery Fund and Perritt MicroCap Opportunities Fund - detracted from relative performance. Additionally, Guggenheim Mid Cap Value Fund disappointed, due to weak security selection in industrials and technology, as did Royce Value Fund, primarily because of an outsized stake in the shares of metals and mining companies. On the plus side, Advisory Research, a sub-adviser running a concentrated value strategy, was the top relative contributor, as it benefited from stock choices in energy and retail. Several managers emphasizing higher-quality companies with sustainable growth prospects also contributed, including sub-adviser Invesco Advisers, FMI Common Stock Fund and Champlain Small Company Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.39%	$ 1,000.00	$ 1,120.00	$ 2.06
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,022.92	$ 1.96

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Vanguard Small-Capital ETF	5.2	4.5
Champlain Small Company Fund Advisor Class	3.5	3.0
FMI Common Stock Fund	3.3	2.8
Goldman Sachs Small Cap Value Fund Class A	3.1	2.4
RS Small Capital Growth Fund Class A	3.0	2.6
Baron Small Cap Fund	2.8	2.5
Natixis Vaughan Nelson Small Cap Value Fund Class A	2.7	2.4
Brown Capital Management Small Co. Fund - Investor Shares	2.6	2.5
Royce Value Fund Service Class	2.6	2.5
T. Rowe Price Small-Cap Value Fund	2.6	1.4
	31.4
Asset Allocation (% of fund's net assets)
As of February 29, 2012	As of August 31, 2011
Common Stocks 38.2%	Common Stocks 31.7%
Mid-Cap Blend Funds 5.9%	Mid-Cap Blend Funds 5.3%
Mid-Cap Growth Funds 4.1%	Mid-Cap Growth Funds 3.7%
Mid-Cap Value Funds 0.0%	Mid-Cap Value Funds 1.2%
Small Blend Funds 16.0%	Small Blend Funds 14.6%
Small Growth Funds 18.6%	Small Growth Funds 19.5%
Small Value Funds 8.3%	Small Value Funds 8.9%
Sector Funds 2.8%	Sector Funds 4.6%
Short-Term Funds and Net Other Assets 6.1%	Short-Term Funds and Net Other Assets 10.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 38.2%
	Shares	Value
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 0.3%
Dana Holding Corp.	215,112	$ 3,441,792
Tenneco, Inc. (a)	68,005	2,618,193
TRW Automotive Holdings Corp. (a)	56,745	2,595,516
		8,655,501
Automobiles - 0.1%
Harley-Davidson, Inc.	35,800	1,667,564
Distributors - 0.2%
LKQ Corp. (a)	75,192	2,395,617
Pool Corp.	56,560	2,058,784
		4,454,401
Diversified Consumer Services - 0.1%
American Public Education, Inc. (a)	35,812	1,402,398
Sotheby's Class A (Ltd. vtg.)	28,072	1,104,352
		2,506,750
Hotels, Restaurants & Leisure - 1.4%
Ameristar Casinos, Inc.	96,475	1,914,064
Brinker International, Inc.	137,000	3,779,830
Choice Hotels International, Inc.	38,611	1,450,615
Darden Restaurants, Inc.	32,684	1,666,557
Domino's Pizza, Inc. (a)	51,180	1,968,383
Dunkin' Brands Group, Inc. (a)	67,680	1,965,427
Hyatt Hotels Corp. Class A (a)	116,108	4,808,032
Interval Leisure Group, Inc. (a)	101,597	1,370,544
Jack in the Box, Inc. (a)	69,708	1,662,536
Life Time Fitness, Inc. (a)	46,538	2,302,235
Penn National Gaming, Inc. (a)	79,940	3,401,447
Scientific Games Corp. Class A (a)	130,600	1,372,606
Six Flags Entertainment Corp.	57,211	2,589,370
Vail Resorts, Inc.	89,856	3,782,938
Wendy's Co.	174,500	884,715
Wyndham Worldwide Corp.	38,825	1,707,912
		36,627,211
Household Durables - 0.2%
Ethan Allen Interiors, Inc.	123,347	3,114,512
KB Home	50,080	571,914
Ryland Group, Inc.	101,070	1,832,399
SodaStream International Ltd. (a)	27,693	1,128,490
		6,647,315
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.0%
Brunswick Corp.	66,922	$ 1,600,105
Media - 0.3%
Cablevision Systems Corp. - NY Group Class A	50,170	713,919
Focus Media Holding Ltd. ADR (a)	67,151	1,629,083
Interpublic Group of Companies, Inc.	111,625	1,308,245
Knology, Inc. (a)	100,536	1,792,557
Regal Entertainment Group Class A	67,360	930,915
Scripps Networks Interactive, Inc. Class A	68,440	3,093,488
		9,468,207
Multiline Retail - 0.5%
Big Lots, Inc. (a)	58,800	2,578,380
Family Dollar Stores, Inc.	94,556	5,105,078
JCPenney Co., Inc.	135,847	5,379,541
		13,062,999
Specialty Retail - 2.5%
Abercrombie & Fitch Co. Class A	19,750	904,353
ANN, Inc. (a)	81,796	1,954,106
Chico's FAS, Inc.	68,400	1,026,684
Dick's Sporting Goods, Inc.	45,460	2,034,790
DSW, Inc. Class A	73,389	4,139,140
Express, Inc. (a)	202,408	4,817,310
Foot Locker, Inc.	484,970	14,146,575
GameStop Corp. Class A	63,802	1,453,410
GNC Holdings, Inc.	68,475	2,216,536
Group 1 Automotive, Inc.	34,358	1,771,842
Monro Muffler Brake, Inc.	44,605	2,046,031
OfficeMax, Inc. (a)	243,700	1,364,720
PetSmart, Inc.	19,690	1,097,521
Pier 1 Imports, Inc. (a)	261,700	4,493,389
RadioShack Corp.	79,000	560,110
Signet Jewelers Ltd.	51,775	2,428,248
Talbots, Inc. (a)	90,200	266,992
Teavana Holdings, Inc. (a)	39,000	914,550
The Children's Place Retail Stores, Inc. (a)	41,504	2,106,328
The Men's Wearhouse, Inc.	114,250	4,424,903
The Pep Boys - Manny, Moe & Jack	46,600	700,864
Tractor Supply Co.	36,743	3,140,424
Urban Outfitters, Inc. (a)	61,440	1,744,282
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Vitamin Shoppe, Inc. (a)	109,383	$ 4,641,121
Williams-Sonoma, Inc.	44,921	1,733,951
		66,128,180
Textiles, Apparel & Luxury Goods - 0.6%
Deckers Outdoor Corp. (a)	17,525	1,310,169
Hanesbrands, Inc. (a)	24,900	715,377
lululemon athletica, Inc. (a)	16,740	1,121,915
Maidenform Brands, Inc. (a)	67,256	1,412,376
Michael Kors Holdings Ltd.	50,892	2,201,079
PVH Corp.	47,654	4,051,067
Steven Madden Ltd. (a)	58,656	2,532,766
Under Armour, Inc. Class A (sub. vtg.) (a)	25,600	2,284,544
		15,629,293
TOTAL CONSUMER DISCRETIONARY		166,447,526
CONSUMER STAPLES - 1.4%
Beverages - 0.1%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	165,425	3,612,882
Food & Staples Retailing - 0.4%
Casey's General Stores, Inc.	74,595	3,821,502
Fresh Market, Inc. (a)	36,119	1,626,077
Ruddick Corp.	39,122	1,602,437
United Natural Foods, Inc. (a)	61,103	2,781,409
		9,831,425
Food Products - 0.5%
B&G Foods, Inc. Class A	89,678	2,087,704
Chiquita Brands International, Inc. (a)	38,950	373,531
Diamond Foods, Inc.	30,410	727,407
Flowers Foods, Inc.	45,320	867,425
Green Mountain Coffee Roasters, Inc. (a)	3,840	249,485
Hain Celestial Group, Inc. (a)	107,142	4,375,679
Lancaster Colony Corp.	30,946	2,016,751
Smithfield Foods, Inc. (a)	97,575	2,286,182
		12,984,164
Household Products - 0.1%
Church & Dwight Co., Inc.	52,278	2,495,752
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.3%
Herbalife Ltd.	39,625	$ 2,623,571
Nu Skin Enterprises, Inc. Class A	88,967	5,138,734
		7,762,305
TOTAL CONSUMER STAPLES		36,686,528
ENERGY - 2.8%
Energy Equipment & Services - 1.1%
Atwood Oceanics, Inc. (a)	39,103	1,859,739
Dresser-Rand Group, Inc. (a)	37,965	1,993,922
Dril-Quip, Inc. (a)	28,337	1,983,307
FMC Technologies, Inc. (a)	39,258	1,979,781
Helmerich & Payne, Inc.	25,420	1,558,246
ION Geophysical Corp. (a)	139,300	997,388
Lufkin Industries, Inc.	23,589	1,878,628
McDermott International, Inc. (a)	88,090	1,150,455
Oil States International, Inc. (a)	80,720	6,556,078
OYO Geospace Corp. (a)	3,010	331,251
Patterson-UTI Energy, Inc.	86,823	1,686,103
Rowan Companies, Inc. (a)	10,280	379,024
SEACOR Holdings, Inc. (a)	4,548	449,706
Superior Energy Services, Inc. (a)	142,850	4,191,219
TETRA Technologies, Inc. (a)	141,600	1,287,144
Tidewater, Inc.	6,440	383,180
		28,665,171
Oil, Gas & Consumable Fuels - 1.7%
Arch Coal, Inc.	79,605	1,080,240
Berry Petroleum Co. Class A	52,398	2,827,396
Concho Resources, Inc. (a)	3,600	384,624
Denbury Resources, Inc. (a)	272,140	5,418,307
Energen Corp.	140,530	7,480,412
Energy XXI (Bermuda) Ltd. (a)	39,305	1,471,186
HollyFrontier Corp.	157,670	5,144,772
James River Coal Co. (a)	133,992	767,774
Kodiak Oil & Gas Corp. (a)	137,713	1,334,439
Magnum Hunter Resources Corp. warrants 10/14/13 (a)	46,940	0
Northern Oil & Gas, Inc. (a)	13,520	320,559
Oasis Petroleum, Inc. (a)	57,665	1,849,317
Pioneer Natural Resources Co.	48,330	5,298,901
Plains Exploration & Production Co. (a)	44,828	1,975,570
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Range Resources Corp.	47,750	$ 3,040,720
Resolute Energy Corp. (a)	220,908	2,465,333
Rosetta Resources, Inc. (a)	10,560	538,982
SandRidge Energy, Inc. (a)	214,736	1,861,761
SM Energy Co.	33,035	2,600,515
Swift Energy Co. (a)	35,510	1,066,365
		46,927,173
TOTAL ENERGY		75,592,344
FINANCIALS - 6.7%
Capital Markets - 0.9%
Affiliated Managers Group, Inc. (a)	40,484	4,307,093
FXCM, Inc. Class A	43,260	409,240
Greenhill & Co., Inc.	19,797	870,276
Invesco Ltd.	269,875	6,684,804
Och-Ziff Capital Management Group LLC Class A	114,875	1,083,271
Raymond James Financial, Inc.	276,828	9,791,406
Stifel Financial Corp. (a)	31,383	1,177,804
		24,323,894
Commercial Banks - 2.0%
CIT Group, Inc. (a)	130,026	5,293,358
City National Corp.	8,200	385,400
Comerica, Inc.	335,460	9,959,807
Fifth Third Bancorp	602,521	8,200,311
First Horizon National Corp.	43,600	409,840
First Niagara Financial Group, Inc.	125,500	1,199,780
FirstMerit Corp.	48,510	778,586
Huntington Bancshares, Inc.	426,867	2,495,038
IBERIABANK Corp.	26,070	1,382,753
Investors Bancorp, Inc. (a)	206,226	2,996,464
KeyCorp	1,121,791	9,086,507
Prosperity Bancshares, Inc.	87,700	3,835,998
Regions Financial Corp.	66,960	385,690
Signature Bank (a)	31,866	1,891,566
SVB Financial Group (a)	38,479	2,281,035
TCF Financial Corp.	109,700	1,182,566
Texas Capital Bancshares, Inc. (a)	32,700	1,108,203
Umpqua Holdings Corp.	90,400	1,113,728
		53,986,630
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 0.5%
DFC Global Corp. (a)	64,360	$ 1,152,688
Discover Financial Services	202,520	6,077,625
SLM Corp.	382,325	6,025,442
		13,255,755
Diversified Financial Services - 0.2%
Interactive Brokers Group, Inc.	41,080	651,529
Leucadia National Corp.	193,020	5,499,140
		6,150,669
Insurance - 1.1%
Arch Capital Group Ltd. (a)	93,650	3,469,733
Assurant, Inc.	18,220	773,803
Brown & Brown, Inc.	81,026	1,914,644
Delphi Financial Group, Inc. Class A	10,210	454,958
Endurance Specialty Holdings Ltd.	30,350	1,167,261
Lincoln National Corp.	267,500	6,644,700
Platinum Underwriters Holdings Ltd.	21,400	760,984
ProAssurance Corp.	27,651	2,426,652
Reinsurance Group of America, Inc.	19,430	1,120,528
W.R. Berkley Corp.	89,939	3,215,319
White Mountains Insurance Group Ltd.	11,405	5,659,389
XL Group PLC Class A	91,475	1,902,680
		29,510,651
Real Estate Investment Trusts - 1.8%
American Campus Communities, Inc.	28,350	1,166,603
American Capital Agency Corp.	75,585	2,321,215
BioMed Realty Trust, Inc.	296,375	5,459,228
Brandywine Realty Trust (SBI)	353,625	3,822,686
CBL & Associates Properties, Inc.	294,575	5,193,357
Colonial Properties Trust (SBI)	85,500	1,754,460
CommonWealth REIT	118,303	2,200,436
Digital Realty Trust, Inc.	17,830	1,292,675
Douglas Emmett, Inc.	54,350	1,145,155
DuPont Fabros Technology, Inc.	83,700	1,916,730
Essex Property Trust, Inc.	9,280	1,299,107
Home Properties, Inc.	111,510	6,426,321
Plum Creek Timber Co., Inc.	149,018	5,835,545
Post Properties, Inc.	35,170	1,535,874
SL Green Realty Corp.	54,040	4,109,742
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Summit Hotel Properties, Inc.	176,600	$ 1,626,486
The Macerich Co.	30,199	1,630,444
		48,736,064
Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc.	22,685	1,846,786
Thrifts & Mortgage Finance - 0.1%
BankUnited, Inc.	15,500	356,965
Northwest Bancshares, Inc.	150,237	1,895,991
		2,252,956
TOTAL FINANCIALS		180,063,405
HEALTH CARE - 3.7%
Biotechnology - 0.6%
Acorda Therapeutics, Inc. (a)	46,687	1,221,332
Affymax, Inc. (a)	11,430	116,700
Alkermes PLC (a)	39,685	698,853
Amarin Corp. PLC ADR (a)	25,400	196,850
Anthera Pharmaceuticals, Inc. (a)	4,990	33,034
BioMarin Pharmaceutical, Inc. (a)	85,388	3,052,621
Chelsea Therapeutics International Ltd. (a)	60,080	221,695
Cubist Pharmaceuticals, Inc. (a)	26,555	1,138,147
Dendreon Corp. (a)	34,010	382,953
Human Genome Sciences, Inc. (a)	74,662	588,337
Incyte Corp. (a)	116,204	1,970,820
Ironwood Pharmaceuticals, Inc. Class A (a)	44,540	596,391
Medivation, Inc. (a)	5,790	379,303
Myriad Genetics, Inc. (a)	47,663	1,153,445
ONYX Pharmaceuticals, Inc. (a)	9,700	371,704
Regeneron Pharmaceuticals, Inc. (a)	6,830	715,716
Theravance, Inc. (a)	48,085	899,190
United Therapeutics Corp. (a)	36,912	1,761,810
		15,498,901
Health Care Equipment & Supplies - 1.0%
Align Technology, Inc. (a)	66,695	1,708,059
Analogic Corp.	5,160	293,862
Conceptus, Inc. (a)	26,180	352,645
DENTSPLY International, Inc.	10,130	391,828
Gen-Probe, Inc. (a)	5,880	401,486
HeartWare International, Inc. (a)	20,637	1,511,867
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Hologic, Inc. (a)	30,770	$ 637,862
Insulet Corp. (a)	169,042	3,333,508
Mako Surgical Corp. (a)	44,997	1,759,383
Masimo Corp. (a)	68,511	1,493,540
Meridian Bioscience, Inc.	62,271	1,122,123
Orthofix International NV (a)	2,300	90,183
Sirona Dental Systems, Inc. (a)	160,311	7,999,519
Steris Corp.	50,589	1,587,483
Symmetry Medical, Inc. (a)	56,400	408,336
Thoratec Corp. (a)	7,810	269,445
Volcano Corp. (a)	50,759	1,422,775
Wright Medical Group, Inc. (a)	7,410	122,710
Zoll Medical Corp. (a)	43,966	3,216,113
		28,122,727
Health Care Providers & Services - 1.2%
Assisted Living Concepts, Inc. Class A	192,824	3,094,825
Catalyst Health Solutions, Inc. (a)	31,184	1,934,032
Centene Corp. (a)	69,261	3,379,937
Chemed Corp.	45,199	2,794,202
Coventry Health Care, Inc. (a)	61,231	2,001,641
Hanger Orthopedic Group, Inc. (a)	9,170	189,727
Health Management Associates, Inc. Class A (a)	163,709	1,208,172
Health Net, Inc. (a)	114,025	4,303,304
HMS Holdings Corp. (a)	49,167	1,584,161
MEDNAX, Inc. (a)	24,142	1,795,923
Omnicare, Inc.	6,750	237,465
PSS World Medical, Inc. (a)	61,416	1,488,110
Team Health Holdings, Inc. (a)	86,347	1,872,866
Universal American Spin Corp. (a)	130,210	1,476,581
Universal Health Services, Inc. Class B	51,107	2,279,883
VCA Antech, Inc. (a)	56,329	1,238,675
Wellcare Health Plans, Inc. (a)	17,910	1,215,373
		32,094,877
Health Care Technology - 0.2%
Allscripts-Misys Healthcare Solutions, Inc. (a)	87,180	1,684,318
Greenway Medical Technologies	74,360	1,100,528
Quality Systems, Inc.	34,799	1,491,833
		4,276,679
Life Sciences Tools & Services - 0.5%
Affymetrix, Inc. (a)	119,900	499,983
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Bruker BioSciences Corp. (a)	64,083	$ 1,027,250
Cambrex Corp. (a)	126,619	843,283
Charles River Laboratories International, Inc. (a)	47,800	1,679,214
Covance, Inc. (a)	36,195	1,727,587
PAREXEL International Corp. (a)	80,933	1,981,240
PerkinElmer, Inc.	160,869	4,343,463
QIAGEN NV (a)	4,700	71,816
Sequenom, Inc. (a)	16,630	71,842
Techne Corp.	23,700	1,696,683
		13,942,361
Pharmaceuticals - 0.2%
Endo Pharmaceuticals Holdings, Inc. (a)	10,420	386,269
Medicis Pharmaceutical Corp. Class A	59,360	2,074,038
Optimer Pharmaceuticals, Inc. (a)	89,230	1,141,252
Salix Pharmaceuticals Ltd. (a)	49,373	2,435,076
		6,036,635
TOTAL HEALTH CARE		99,972,180
INDUSTRIALS - 6.3%
Aerospace & Defense - 1.0%
AAR Corp.	90,748	2,000,993
AeroVironment, Inc. (a)	17,020	484,730
BE Aerospace, Inc. (a)	19,610	898,922
Ceradyne, Inc.	38,700	1,196,217
Esterline Technologies Corp. (a)	34,298	2,227,655
Hexcel Corp. (a)	82,219	2,077,674
Spirit AeroSystems Holdings, Inc. Class A (a)	281,416	6,742,727
Teledyne Technologies, Inc. (a)	21,800	1,299,280
Textron, Inc.	50,800	1,397,508
TransDigm Group, Inc. (a)	44,024	5,229,611
Triumph Group, Inc.	50,980	3,252,524
		26,807,841
Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings, Inc. (a)	116,110	4,948,608
Forward Air Corp.	49,912	1,680,537
Hub Group, Inc. Class A (a)	55,574	1,980,102
		8,609,247
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.0%
Copa Holdings SA Class A	6,700	$ 479,519
Building Products - 0.2%
A.O. Smith Corp.	56,050	2,531,218
NCI Building Systems, Inc. (a)	43,965	531,977
Owens Corning (a)	93,975	2,974,309
		6,037,504
Commercial Services & Supplies - 0.6%
Avery Dennison Corp.	61,500	1,875,750
Cintas Corp.	56,453	2,176,828
Clean Harbors, Inc. (a)	40,366	2,710,981
Corrections Corp. of America (a)	86,743	2,173,780
Covanta Holding Corp.	67,200	1,097,376
HNI Corp.	60,175	1,521,224
Multi-Color Corp.	12,780	279,499
Tetra Tech, Inc. (a)	81,573	2,003,433
Waste Connections, Inc.	81,550	2,652,006
		16,490,877
Construction & Engineering - 0.3%
KBR, Inc.	238,220	8,652,150
Electrical Equipment - 0.5%
Acuity Brands, Inc.	31,110	1,934,731
AMETEK, Inc.	85,011	4,046,524
Encore Wire Corp.	129,099	3,760,654
GrafTech International Ltd. (a)	89,838	1,141,841
Hubbell, Inc. Class B	8,050	605,521
Regal-Beloit Corp.	8,630	582,525
		12,071,796
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	26,520	1,294,176
Machinery - 2.1%
Actuant Corp. Class A	95,452	2,688,883
AGCO Corp. (a)	50,825	2,624,095
Barnes Group, Inc.	100,913	2,795,290
Colfax Corp. (a)	32,890	1,118,918
Commercial Vehicle Group, Inc. (a)	30,370	367,173
Crane Co.	38,896	1,889,179
ESCO Technologies, Inc.	38,200	1,367,178
Flowserve Corp.	6,580	780,191
ITT Corp.	36,100	900,695
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Kennametal, Inc.	43,504	$ 2,004,229
Lincoln Electric Holdings, Inc.	48,235	2,227,975
Lindsay Corp.	28,395	1,862,428
Manitowoc Co., Inc.	62,500	983,750
Navistar International Corp. (a)	42,560	1,778,157
Nordson Corp.	17,760	976,267
Pall Corp.	27,300	1,732,185
RBC Bearings, Inc. (a)	48,408	2,203,048
Snap-On, Inc.	21,575	1,318,880
SPX Corp.	35,661	2,608,246
Timken Co.	127,825	6,698,030
Trinity Industries, Inc.	242,240	8,420,262
Twin Disc, Inc.	12,200	389,912
WABCO Holdings, Inc. (a)	38,426	2,285,963
Wabtec Corp.	37,596	2,809,549
Woodward, Inc.	57,969	2,537,303
		55,367,786
Marine - 0.0%
Danaos Corp. (a)	77,333	330,212
Professional Services - 0.2%
CoStar Group, Inc. (a)	38,780	2,326,024
FTI Consulting, Inc. (a)	21,900	877,533
IHS, Inc. Class A (a)	17,829	1,686,089
		4,889,646
Road & Rail - 0.6%
AMERCO	25,535	2,659,215
Avis Budget Group, Inc. (a)	95,905	1,237,175
Genesee & Wyoming, Inc. Class A (a)	37,178	2,209,117
Hertz Global Holdings, Inc. (a)	271,500	3,882,450
Ryder System, Inc.	135,200	7,196,696
		17,184,653
Trading Companies & Distributors - 0.4%
Applied Industrial Technologies, Inc.	68,450	2,749,637
United Rentals, Inc. (a)	69,200	2,884,256
Watsco, Inc.	27,709	1,978,146
WESCO International, Inc. (a)	36,125	2,271,901
		9,883,940
TOTAL INDUSTRIALS		168,099,347
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.8%
Acme Packet, Inc. (a)	47,585	$ 1,450,391
ADTRAN, Inc.	21,920	772,680
Arris Group, Inc. (a)	109,200	1,243,788
Aruba Networks, Inc. (a)	62,521	1,349,828
Brocade Communications Systems, Inc. (a)	266,600	1,540,948
Ciena Corp. (a)	203,843	3,041,338
Comverse Technology, Inc. (a)	104,700	672,174
Finisar Corp. (a)	130,159	2,640,926
Infinera Corp. (a)	126,200	1,004,552
Juniper Networks, Inc. (a)	38,320	872,163
NETGEAR, Inc. (a)	59,860	2,248,940
Polycom, Inc. (a)	77,268	1,595,584
Riverbed Technology, Inc. (a)	50,152	1,427,827
Sierra Wireless, Inc. (a)	72,000	555,120
		20,416,259
Computers & Peripherals - 0.2%
Diebold, Inc.	25,725	1,006,619
NCR Corp. (a)	38,120	827,966
Seagate Technology	119,300	3,132,818
Western Digital Corp. (a)	38,105	1,495,621
		6,463,024
Electronic Equipment & Components - 1.1%
Avnet, Inc. (a)	143,435	5,126,367
Cognex Corp.	43,262	1,844,692
CTS Corp.	64,800	644,760
Dolby Laboratories, Inc. Class A (a)	17,500	666,225
FEI Co. (a)	42,950	1,912,134
Itron, Inc. (a)	30,800	1,368,136
LeCroy Corp. (a)	43,900	402,124
Littelfuse, Inc.	33,625	1,779,771
Mercury Computer Systems, Inc. (a)	37,000	531,690
Molex, Inc. Class A (non-vtg.)	174,715	3,908,375
National Instruments Corp.	68,758	1,828,963
SYNNEX Corp. (a)	43,966	1,812,718
Tech Data Corp. (a)	84,753	4,532,590
Trimble Navigation Ltd. (a)	43,478	2,186,509
		28,545,054
Internet Software & Services - 1.0%
Akamai Technologies, Inc. (a)	15,790	568,440
Ancestry.com, Inc. (a)	96,084	2,188,794
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Cornerstone OnDemand, Inc.	117,380	$ 2,434,461
DealerTrack Holdings, Inc. (a)	68,843	1,917,278
Digital River, Inc. (a)	59,900	1,057,235
IAC/InterActiveCorp	44,693	2,038,001
Keynote Systems, Inc.	25,100	499,239
LogMeIn, Inc. (a)	54,177	1,996,964
OpenTable, Inc. (a)	31,793	1,541,961
SPS Commerce, Inc. (a)	89,609	2,226,784
ValueClick, Inc. (a)	426,918	8,879,894
VistaPrint Ltd. (a)	43,704	1,777,879
WebMD Health Corp. (a)	27,883	692,893
		27,819,823
IT Services - 0.6%
Acxiom Corp. (a)	89,300	1,253,772
Alliance Data Systems Corp. (a)	20,284	2,461,666
Convergys Corp. (a)	93,400	1,202,992
CoreLogic, Inc. (a)	132,000	2,030,160
DST Systems, Inc.	26,500	1,404,500
Gartner, Inc. Class A (a)	60,245	2,425,464
Genpact Ltd. (a)	38,900	623,178
Lender Processing Services, Inc.	80,700	1,778,628
Sapient Corp.	37,980	474,370
VeriFone Systems, Inc. (a)	31,867	1,526,111
		15,180,841
Semiconductors & Semiconductor Equipment - 1.7%
Avago Technologies Ltd.	20,400	767,244
Brooks Automation, Inc.	153,000	1,828,350
Cavium, Inc. (a)	57,884	2,068,195
Cirrus Logic, Inc. (a)	146,159	3,446,429
Cymer, Inc. (a)	36,080	1,658,958
Cypress Semiconductor Corp.	80,275	1,384,744
FormFactor, Inc. (a)	99,000	505,890
Freescale Semiconductor Holdings I Ltd.	40,900	659,717
Hittite Microwave Corp. (a)	32,212	1,841,882
Inphi Corp. (a)	72,235	1,037,295
Lam Research Corp. (a)	46,675	1,946,348
LSI Corp. (a)	74,070	637,002
Mellanox Technologies Ltd. (a)	52,886	2,018,659
MEMC Electronic Materials, Inc. (a)	185,700	729,801
Microsemi Corp. (a)	98,492	2,060,453
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
MKS Instruments, Inc.	58,927	$ 1,764,864
Novellus Systems, Inc. (a)	55,540	2,581,499
NXP Semiconductors NV (a)	17,300	429,040
ON Semiconductor Corp. (a)	191,056	1,732,878
PMC-Sierra, Inc. (a)	249,967	1,717,273
Power Integrations, Inc.	52,393	1,954,259
Semtech Corp. (a)	79,195	2,273,688
Skyworks Solutions, Inc. (a)	157,546	4,249,016
Spansion, Inc. Class A (a)	70,300	899,840
Standard Microsystems Corp. (a)	33,300	852,147
Teradyne, Inc. (a)	153,891	2,526,890
Ultratech, Inc. (a)	43,600	1,186,356
Volterra Semiconductor Corp. (a)	66,659	2,048,431
		46,807,148
Software - 2.2%
Accelrys, Inc. (a)	97,600	774,944
Allot Communications Ltd. (a)	4,500	80,325
ANSYS, Inc. (a)	31,920	2,016,706
Ariba, Inc. (a)	26,550	835,529
Aspen Technology, Inc. (a)	114,057	2,345,012
AVG Technologies NV	71,625	941,869
BroadSoft, Inc. (a)	105,019	3,819,541
Cadence Design Systems, Inc. (a)	573,300	6,747,741
Check Point Software Technologies Ltd. (a)	14,700	854,952
CommVault Systems, Inc. (a)	52,157	2,689,736
Compuware Corp. (a)	61,140	550,871
Electronic Arts, Inc. (a)	21,900	357,627
Fair Isaac Corp.	53,738	2,175,314
Fortinet, Inc. (a)	74,057	2,003,242
Informatica Corp. (a)	59,528	2,926,396
Interactive Intelligence Group, Inc. (a)	43,729	1,224,412
Jive Software, Inc.	98,945	2,157,990
Manhattan Associates, Inc. (a)	53,196	2,466,167
MICROS Systems, Inc. (a)	90,869	4,718,827
NICE Systems Ltd. sponsored ADR (a)	48,053	1,642,932
Parametric Technology Corp. (a)	67,108	1,791,784
Pegasystems, Inc.	10,050	282,204
QLIK Technologies, Inc. (a)	65,179	1,972,968
Quest Software, Inc. (a)	78,286	1,567,286
RealPage, Inc. (a)	61,991	1,229,282
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Rovi Corp. (a)	14,900	$ 528,652
SeaChange International, Inc. (a)	81,817	559,628
SolarWinds, Inc. (a)	119,061	4,436,213
Tangoe, Inc. (a)	70,490	1,320,983
TIBCO Software, Inc. (a)	20,190	584,904
Verint Systems, Inc. (a)	53,200	1,462,468
Websense, Inc. (a)	67,312	1,212,289
		58,278,794
TOTAL INFORMATION TECHNOLOGY		203,510,943
MATERIALS - 2.2%
Chemicals - 1.0%
Airgas, Inc.	6,920	569,724
Albemarle Corp.	19,650	1,307,118
Ashland, Inc.	87,170	5,540,525
Cabot Corp.	100,660	4,077,737
Chemtura Corp. (a)	81,100	1,258,672
Cytec Industries, Inc.	53,075	3,155,840
Innospec, Inc. (a)	11,570	358,207
Intrepid Potash, Inc. (a)	47,792	1,208,660
Olin Corp.	88,089	1,852,512
PolyOne Corp.	72,540	974,212
Rockwood Holdings, Inc. (a)	92,320	4,916,040
Valspar Corp.	29,100	1,348,785
		26,568,032
Containers & Packaging - 0.4%
Ball Corp.	29,135	1,167,731
Boise, Inc.	219,800	1,808,954
Crown Holdings, Inc. (a)	48,900	1,807,833
Greif, Inc. Class A	29,539	1,512,692
Rock-Tenn Co. Class A	8,140	573,789
Sealed Air Corp.	82,100	1,611,623
Silgan Holdings, Inc.	52,884	2,248,628
		10,731,250
Metals & Mining - 0.7%
Allied Nevada Gold Corp. (a)	19,085	656,715
AuRico Gold, Inc. (a)	114,876	1,125,951
Carpenter Technology Corp.	37,381	1,917,645
Compass Minerals International, Inc.	8,870	639,084
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Detour Gold Corp. (a)	22,649	$ 621,351
Globe Specialty Metals, Inc.	45,830	651,703
Kaiser Aluminum Corp.	96,829	4,680,714
Noranda Aluminium Holding Corp.	300,200	3,602,400
Royal Gold, Inc.	7,320	508,374
Schnitzer Steel Inds, Inc. Class A	65,445	2,955,496
Walter Energy, Inc.	5,370	348,137
		17,707,570
Paper & Forest Products - 0.1%
MeadWestvaco Corp.	129,375	3,917,475
TOTAL MATERIALS		58,924,327
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc. (a)	3,860	71,101
Frontier Communications Corp.	26,420	121,268
		192,369
Wireless Telecommunication Services - 0.2%
NII Holdings, Inc. (a)	4,190	74,917
SBA Communications Corp. Class A (a)	110,191	5,171,264
		5,246,181
TOTAL TELECOMMUNICATION SERVICES		5,438,550
UTILITIES - 1.1%
Electric Utilities - 0.3%
ITC Holdings Corp.	66,116	4,990,436
Northeast Utilities	8,050	288,995
PNM Resources, Inc.	87,725	1,577,296
Portland General Electric Co.	14,110	347,670
UIL Holdings Corp.	15,110	532,628
		7,737,025
Independent Power Producers & Energy Traders - 0.1%
GenOn Energy, Inc. (a)	430,900	1,060,014
Ormat Technologies, Inc.	57,400	1,161,776
The AES Corp. (a)	38,000	515,280
		2,737,070
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 0.5%
CMS Energy Corp.	255,800	$ 5,476,678
NiSource, Inc.	252,350	6,056,400
OGE Energy Corp.	15,690	823,411
		12,356,489
Water Utilities - 0.2%
American Water Works Co., Inc.	157,905	5,412,983
TOTAL UTILITIES		28,243,567
TOTAL COMMON STOCKS (Cost $912,219,334)		1,022,978,717
Equity Funds - 55.7%

Mid-Cap Blend Funds - 5.9%
FMI Common Stock Fund	3,451,489	89,428,080
Royce Value Fund Service Class	5,670,833	69,354,290
TOTAL MID-CAP BLEND FUNDS		158,782,370
Mid-Cap Growth Funds - 4.1%
Champlain Mid Capital Fund	3,529,838	41,969,773
Royce Premier Fund	3,299,761	67,249,123
TOTAL MID-CAP GROWTH FUNDS		109,218,896
Sector Funds - 2.8%
FBR Small Cap Financial Fund	265,622	4,767,906
Fidelity Advisor Real Estate Fund Institutional Class (c)	3,335,942	60,380,545
John Hancock Regional Bank Fund Class A	432,554	5,800,547
SPDR S&P Oil & Gas Exploration & Production ETF	47,800	2,831,672
TOTAL SECTOR FUNDS		73,780,670
Small Blend Funds - 16.0%
Dreyfus Advantage Funds, Inc.	182	4,661
Natixis Vaughan Nelson Small Cap Value Fund Class A	3,679,973	71,207,482
Perritt Micro Cap Opportunities Fund (a)	257,903	6,860,231
Royce Low Priced Stock Fund Service Class	262	4,280
Royce Micro-Cap Fund Service Class	2,787,640	45,159,766
RS Partners Fund Class A	2,043,095	65,419,889
Equity Funds - continued
	Shares	Value
Small Blend Funds - continued
T. Rowe Price Small-Cap Value Fund	1,843,089	$ 68,489,190
Vanguard Small-Capital ETF	1,821,400	140,156,711
Wells Fargo Small Cap Value Fund Class A	959,396	30,902,131
TOTAL SMALL BLEND FUNDS		428,204,341
Small Growth Funds - 18.6%
Aston/TAMRO Small Cap Fund Class N (a)	2,111,761	43,354,451
Baron Small Cap Fund	2,925,165	74,269,928
Brown Capital Management Small Co. Fund - Investor Shares (a)	1,475,418	70,583,976
Buffalo Small Cap Fund	1,249,533	34,487,098
Champlain Small Company Fund Advisor Class	6,384,243	94,167,583
JPMorgan Small Capital Equity Fund Class A	39	1,412
MFS New Discovery Fund A Shares	2,734,609	54,555,445
Perimeter Small Cap Growth Fund Investor Shares	1,837,012	17,433,245
RS Small Capital Growth Fund Class A (a)	1,723,918	79,265,761
William Blair Small Cap Growth Fund Class N (a)	1,332,940	30,164,434
TOTAL SMALL GROWTH FUNDS		498,283,333
Small Value Funds - 8.3%
Fidelity Small Cap Value Fund (c)	2,270,967	34,677,674
Goldman Sachs Small Cap Value Fund Class A	1,966,602	83,246,280
Guggenheim Mid Cap Value Fund Class A	1,523,498	49,894,571
iShares Russell 2000 Value Index ETF	377,000	26,793,390
Royce Opportunity Fund Service Class	2,357,566	26,899,829
TOTAL SMALL VALUE FUNDS		221,511,744
TOTAL EQUITY FUNDS (Cost $1,215,064,005)		1,489,781,354
Money Market Funds - 5.8%
	Shares	Value
Fidelity Institutional Money Market Portfolio Class I (c)	5	$ 5
SSgA US Treasury Money Market Fund, 0% (b)	155,139,012	155,139,012
TOTAL MONEY MARKET FUNDS (Cost $155,139,017)		155,139,017
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $2,282,422,356)		2,667,899,088
NET OTHER ASSETS (LIABILITIES) - 0.3%		8,792,958
NET ASSETS - 100%		$ 2,676,692,046
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
626 CME E-mini S&P Midcap 400 Index Contracts	March 2012	$ 61,135,160	$ 5,988,385
807 NYFE Russell 2000 Mini Index Contracts	March 2012	65,367,000	5,416,531
TOTAL EQUITY INDEX CONTRACTS		$ 126,502,160	$ 11,404,916

The face value of futures purchased as a percentage of net assets is 4.7%
Security Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Real Estate Fund Institutional Class	$ 78,835,549	$ 1,541,921	$ 20,000,000	$ 356,366	$ 60,380,545
Fidelity Institutional Money Market Portfolio Class I	56,635	40	56,670	39	5
Fidelity Small Cap Value Fund	68,736,149	3,110,409	32,000,000	76,865	34,677,674
Fidelity Utilities Portfolio	35,286,929	543,082	37,040,820	543,082	-
Total	$ 182,915,262	$ 5,195,452	$ 89,097,490	$ 976,352	$ 95,058,224
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 29, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 11,404,916	$ -
Total Value of Derivatives	$ 11,404,916	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,217,223,732)	$ 2,572,840,864
Affiliated issuers (cost $65,198,624)	95,058,224
Total Investments (cost $2,282,422,356)		$ 2,667,899,088
Segregated cash with broker for futures contracts		9,283,950
Cash		371
Receivable for investments sold		8,779,165
Receivable for fund shares sold		2,579,704
Dividends receivable		774,872
Other receivables		247
Total assets		2,689,317,397

Liabilities
Payable for investments purchased	$ 8,399,759
Payable for fund shares redeemed	1,802,757
Accrued management fee	454,036
Payable for daily variation margin on futures contracts	1,517,920
Other affiliated payables	385,500
Other payables and accrued expenses	65,379
Total liabilities		12,625,351

Net Assets		$ 2,676,692,046
Net Assets consist of:
Paid in capital		$ 2,243,161,449
Undistributed net investment income		418,755
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		36,230,194
Net unrealized appreciation (depreciation) on investments		396,881,648
Net Assets, for 233,756,240 shares outstanding		$ 2,676,692,046
Net Asset Value, offering price and redemption price per share ($2,676,692,046 ÷ 233,756,240 shares)		$ 11.45

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012
Investment Income
Dividends: Unaffiliated issuers		$ 13,598,840
Affiliated issuers		976,352
Interest		86
Total income		14,575,278

Expenses
Management fee	$ 11,602,648
Transfer agent fees	3,746,318
Accounting fees and expenses	782,371
Custodian fees and expenses	51,442
Independent trustees' compensation	23,535
Registration fees	94,000
Audit	31,873
Legal	32,263
Miscellaneous	232,074
Total expenses before reductions	16,596,524
Expense reductions	(6,731,562)	9,864,962
Net investment income (loss)		4,710,316
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	63,679,968
Affiliated issuers	14,896,630
Foreign currency transactions	260
Futures contracts	(20,960,303)
Realized gain distributions from underlying funds:
Unaffiliated issuers	68,333,683
Affiliated issuers	4,556,029
Total net realized gain (loss)		130,506,267
Change in net unrealized appreciation (depreciation) on: Investment securities	(170,772,861)
Futures contracts	11,117,441
Total change in net unrealized appreciation (depreciation)		(159,655,420)
Net gain (loss)		(29,149,153)
Net increase (decrease) in net assets resulting from operations		$ (24,438,837)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,710,316	$ 5,860,241
Net realized gain (loss)	130,506,267	97,649,286
Change in net unrealized appreciation (depreciation)	(159,655,420)	438,631,983
Net increase (decrease) in net assets resulting from operations	(24,438,837)	542,141,510
Distributions to shareholders from net investment income	(4,119,343)	(7,063,592)
Distributions to shareholders from net realized gain	(115,436,155)	(7,063,592)
Total distributions	(119,555,498)	(14,127,184)
Share transactions Proceeds from sales of shares	871,945,624	1,385,312,533
Reinvestment of distributions	119,276,985	14,093,459
Cost of shares redeemed	(1,043,664,308)	(372,532,803)
Net increase (decrease) in net assets resulting from share transactions	(52,441,699)	1,026,873,189
Total increase (decrease) in net assets	(196,436,034)	1,554,887,515

Net Assets
Beginning of period	2,873,128,080	1,318,240,565
End of period (including undistributed net investment income of $418,755 and undistributed net investment income of $0, respectively)	$ 2,676,692,046	$ 2,873,128,080
Other Information Shares
Sold	80,019,301	130,834,666
Issued in reinvestment of distributions	10,898,494	1,237,354
Redeemed	(96,676,321)	(35,599,493)
Net increase (decrease)	(5,758,526)	96,472,527

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2012 E	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.00	$ 9.22	$ 5.57	$ 9.99	$ 11.77
Income from Investment Operations
Net investment income (loss) B	.02	.03	.03	.04	.03
Net realized and unrealized gain (loss)	(.06)	2.81	3.65	(4.05)	(1.17)
Total from investment operations	(.04)	2.84	3.68	(4.01)	(1.14)
Distributions from net investment income	(.02)	(.03)	(.03)	(.04)	(.03)
Distributions from net realized gain	(.50)	(.03)	-	(.38)	(.61)
Total distributions	(.51) G	(.06)	(.03)	(.41) F	(.64)
Net asset value, end of period	$ 11.45	$ 12.00	$ 9.22	$ 5.57	$ 9.99
Total Return A	(.05)%	30.84%	66.12%	(41.74)%	(10.38)%
Ratios to Average Net Assets C
Expenses before reductions	.63%	.40%	.25%	.25%	.26%
Expenses net of fee waivers, if any	.38%	.15%	.00%	.00%	.00%
Expenses net of all reductions	.37%	.15%	.00%	.00%	.00%
Net investment income (loss)	.18%	.32%	.42%	.50%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,676,692	$ 2,873,128	$ 1,318,241	$ 559,886	$ 359,884
Portfolio turnover rate D	63%	69%	39%	55%	20%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

F Total distributions of $.41 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.375 per share.

G Total distributions of $.51 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.496 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

2. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

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Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 428,383,362
Gross unrealized depreciation	(47,202,235)
Net unrealized appreciation (depreciation) on securities and other investments	$ 381,181,127

Tax cost	$ 2,286,717,961

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 418,755
Undistributed long-term capital gain	$ 51,930,713
Net unrealized appreciation (depreciation)	$ 381,181,127

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 4,119,343	$ 14,127,184
Long-term Capital Gains	115,436,155	-
Total	$ 119,555,498	$ 14,127,184

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is shown as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(20,960,303) and a change in net unrealized appreciation (depreciation) of $11,117,441 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $1,589,992,557 and $1,780,781,403, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the period, the total annual management fee rate was .44% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, Advisory Research, Inc. (ARI), Evercore Asset Management, LLC (through November 7, 2011), Fred Alger Management, Inc., Invesco Advisers, Inc., Loomis, Sayles & Company, L.P. (through June 8, 2011), Neuberger Berman Management, LLC and Systematic Financial Management, L.P. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $481 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,448 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2014. During the period, this waiver reduced the Fund's management fee by $ 6,593,761.

Many of the brokers with whom Strategic Advisers places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $137,032 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $769.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 11% of the total outstanding shares of Fidelity Advisor Real Estate Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 16, 2012

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 24 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (47)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (44)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (52)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (68)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (46)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (38)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 16, 2012, to shareholders of record at the opening of business on April 13, 2012, a distribution of $0.239 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.002 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2012, $130,984,665, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 20, 2012. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect one Trustee to the Board of Trustees: Amy Butte Liebowitz
	# of Votes	% of Votes
Affirmative	44,707,926,494.93	93.433
Withheld	3,142,175,265.81	6.567
TOTAL	47,850,101,760.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and considers at each of its meetings one or more factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the annualized total returns of the fund, annualized total returns of a broad-based securities market index ("benchmark"), and a range of annualized total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

*Strategic Advisers Small-Mid Cap Linked Index represents the performance of the Russell 2000 Index Prior to 5/1/2010 and the performance of the Russell 2500 Index beginning 5/1/2010.

1The Fund is the survivor-in-interest to a shell reorganization that closed on August 23, 2010. In connection therewith, the Fund changed its principal investment strategies. The performance results shown would not necessarily have been achieved had the Fund's current principal strategies been in place for the periods shown.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the second quartile for the three- and five-year periods and that the fund had under-performed 60%, 56%, and 50% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2010. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Investment Advisers. The Board considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and above the median of its ASPG for the year ended February 28, 2011. The Board also noted that the fund's management fee was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the year ended February 28, 2011.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the year ended February 28, 2011. The Board noted the funded invested a significant portion of its assets in Class A shares of underlying funds, which typically charge distribution and/or service fees. These amounts are reflected in the fund's overall expense ratio through its "Acquired fund fees and expenses."

Annual Report

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the funds. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

On December 1, 2011, the Board of Trustees, including the Independent Trustees (together, the Board), voted to amend each of the fund's sub-advisory agreements (the Amended Sub-Advisory Agreements) with Advisory Research, Inc., Fred Alger Management, Inc., Invesco Advisers, Inc., Neuberger Berman Management LLC, and Systematic Financial Management, L.P. (each, a Sub-Adviser and collectively, the Sub-Advisers) to allow the fees payable to each Sub-Adviser to be calculated with reference to the total assets of all registered investment companies managed by Strategic Advisers, Inc. (Strategic Advisers) and sub-advised by the relevant Sub-Adviser pursuant to a particular investment strategy. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information. The Board considered that the fees to be paid to each Sub-Adviser under each Amended Sub-Advisory Agreement would be equal to or lower than the fees payable under each Sub-Adviser's current agreement. The Board also considered that the amendment involves no changes in (i) the investment process or strategies employed in the management of the fund's assets or (ii) the nature or level of services provided under each Sub-Adviser's current sub-advisory agreement.

Because each Amended Sub-Advisory Agreement contains the potential for lower fees and includes terms identical to those contained in each Sub-Adviser's current sub-advisory agreement, the Board did not consider the fund's investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund's management contract with Strategic Advisers and the Amended Sub-Advisory Agreements with each Sub-Adviser and Pyramis Global Advisors, LLC, the Board will consider all factors it believes to be relevant, including, but not limited to, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Amended Sub-Advisory Agreements' fee structures bear a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreements should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Fred Alger Management, Inc.

Invesco Advisers, Inc.

Neuberger Berman Management LLC

Pyramis Global Advisors, LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SMC-UANN-0412
1.926367.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Strategic Advisers®
Small-Mid Cap Multi-Manager Fund

Annual Report

February 29, 2012

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 20, 2011 to February 29, 2012). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value February 29, 2012	Expenses Paid During Period
Actual	1.16%	$ 1,000.00	$ 1,124.60	$ 2.42 A
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.10	$ 5.82 B

A Actual expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 72/366 (to reflect the period December 20, 2011 to February 29, 2012). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

B Hypothetical expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 29, 2012
% of fund's net assets
iShares Russell 2000 Value Index ETF	3.6
iShares Russell 2000 Growth Index ETF	2.3
iShares Russell Midcap Growth Index ETF	1.8
iShares Russell Midcap Value Index ETF	1.8
DJ Wilshire REIT ETF	1.4
Foot Locker, Inc.	1.1
Raymond James Financial, Inc.	0.8
Comerica, Inc.	0.8
KeyCorp	0.7
Trinity Industries, Inc.	0.7
15.0
Top Five Market Sectors as of February 29, 2012
% of fund's net assets
Information Technology	15.3
Financials	14.6
Consumer Discretionary	13.0
Industrials	12.2
Health Care	7.8
Asset Allocation (% of fund's net assets)
As of February 29, 2012
Common Stocks 79.2%
Mid-Cap Growth Funds 1.8%
Mid-Cap Value Funds 1.8%
Small Growth Funds 2.3%
Small Value Funds 3.6%
Sector Funds 1.4%
Short-Term Investments and Net Other Assets 9.9%

Asset allocations of equity funds in the pie chart reflects the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Annual Report

Investments February 29, 2012

Showing Percentage of Net Assets

Common Stocks - 79.2%
	Shares	Value
CONSUMER DISCRETIONARY - 13.0%
Auto Components - 0.8%
Dana Holding Corp.	5,740	$ 91,840
Tenneco, Inc. (a)	2,863	110,226
TRW Automotive Holdings Corp. (a)	2,589	118,421
		320,487
Automobiles - 0.1%
Harley-Davidson, Inc.	1,100	51,238
Distributors - 0.3%
LKQ Corp. (a)	1,905	60,693
Pool Corp.	1,814	66,030
		126,723
Diversified Consumer Services - 0.2%
American Public Education, Inc. (a)	905	35,440
Sotheby's Class A (Ltd. vtg.)	710	27,931
		63,371
Hotels, Restaurants & Leisure - 2.9%
Ameristar Casinos, Inc.	2,950	58,528
Brinker International, Inc.	4,200	115,878
Choice Hotels International, Inc.	1,368	51,396
Darden Restaurants, Inc.	1,177	60,015
Domino's Pizza, Inc. (a)	1,559	59,959
Dunkin' Brands Group, Inc. (a)	1,715	49,804
Hyatt Hotels Corp. Class A (a)	4,210	174,336
Interval Leisure Group, Inc. (a)	2,570	34,669
Jack in the Box, Inc. (a)	2,497	59,553
Life Time Fitness, Inc. (a)	1,218	60,254
Penn National Gaming, Inc. (a)	2,237	95,184
Scientific Games Corp. Class A (a)	3,400	35,734
Six Flags Entertainment Corp.	1,450	65,627
Vail Resorts, Inc.	3,490	146,929
Wendy's Co.	4,500	22,815
Wyndham Worldwide Corp.	1,175	51,688
		1,142,369
Household Durables - 0.5%
Ethan Allen Interiors, Inc.	3,500	88,375
KB Home	1,265	14,446
Ryland Group, Inc.	3,167	57,418
SodaStream International Ltd. (a)	700	28,525
		188,764
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.1%
Brunswick Corp.	1,695	$ 40,527
Media - 0.7%
Cablevision Systems Corp. - NY Group Class A	1,830	26,041
Focus Media Holding Ltd. ADR (a)	1,700	41,242
Interpublic Group of Companies, Inc.	3,375	39,555
Knology, Inc. (a)	2,545	45,377
Regal Entertainment Group Class A	2,490	34,412
Scripps Networks Interactive, Inc. Class A	2,170	98,084
		284,711
Multiline Retail - 1.1%
Big Lots, Inc. (a)	1,750	76,738
Family Dollar Stores, Inc.	3,130	168,989
JCPenney Co., Inc.	4,550	180,180
		425,907
Specialty Retail - 5.1%
Abercrombie & Fitch Co. Class A	770	35,258
ANN, Inc. (a)	2,070	49,452
Chico's FAS, Inc.	1,800	27,018
Dick's Sporting Goods, Inc.	1,413	63,246
DSW, Inc. Class A	2,093	118,045
Express, Inc. (a)	5,750	136,850
Foot Locker, Inc.	15,408	449,451
GameStop Corp. Class A	2,241	51,050
GNC Holdings, Inc.	2,075	67,168
Group 1 Automotive, Inc.	1,070	55,180
Monro Muffler Brake, Inc.	1,310	60,090
OfficeMax, Inc. (a)	6,100	34,160
PetSmart, Inc.	720	40,133
Pier 1 Imports, Inc. (a)	7,975	136,931
RadioShack Corp.	2,000	14,180
Signet Jewelers Ltd.	1,600	75,040
Talbots, Inc. (a)	2,300	6,808
Teavana Holdings, Inc. (a)	985	23,098
The Children's Place Retail Stores, Inc. (a)	1,050	53,288
The Men's Wearhouse, Inc.	3,930	152,209
The Pep Boys - Manny, Moe & Jack	1,200	18,048
Tractor Supply Co.	1,067	91,196
Urban Outfitters, Inc. (a)	1,910	54,225
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Vitamin Shoppe, Inc. (a)	3,271	$ 138,789
Williams-Sonoma, Inc.	1,135	43,811
		1,994,724
Textiles, Apparel & Luxury Goods - 1.2%
Deckers Outdoor Corp. (a)	445	33,268
Hanesbrands, Inc. (a)	910	26,144
lululemon athletica, Inc. (a)	620	41,552
Maidenform Brands, Inc. (a)	2,817	59,157
Michael Kors Holdings Ltd.	2,042	88,317
PVH Corp.	1,335	113,488
Steven Madden Ltd. (a)	1,507	65,072
Under Armour, Inc. Class A (sub. vtg.) (a)	706	63,003
		490,001
TOTAL CONSUMER DISCRETIONARY		5,128,822
CONSUMER STAPLES - 2.7%
Beverages - 0.3%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	4,725	103,194
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.	2,540	130,124
Fresh Market, Inc. (a)	915	41,193
Ruddick Corp.	1,246	51,036
United Natural Foods, Inc. (a)	1,610	73,287
		295,640
Food Products - 1.0%
B&G Foods, Inc. Class A	2,225	51,798
Chiquita Brands International, Inc. (a)	1,420	13,618
Diamond Foods, Inc.	1,876	44,874
Flowers Foods, Inc.	1,660	31,772
Green Mountain Coffee Roasters, Inc. (a)	140	9,096
Hain Celestial Group, Inc. (a)	3,000	122,520
Lancaster Colony Corp.	725	47,248
Smithfield Foods, Inc. (a)	2,975	69,704
		390,630
Household Products - 0.2%
Church & Dwight Co., Inc.	1,325	63,256
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 0.5%
Herbalife Ltd.	1,200	$ 79,452
Nu Skin Enterprises, Inc. Class A	2,298	132,732
		212,184
TOTAL CONSUMER STAPLES		1,064,904
ENERGY - 6.1%
Energy Equipment & Services - 2.3%
Atwood Oceanics, Inc. (a)	1,365	64,919
Dresser-Rand Group, Inc. (a)	1,028	53,991
Dril-Quip, Inc. (a)	812	56,832
FMC Technologies, Inc. (a)	1,033	52,094
Helmerich & Payne, Inc.	645	39,539
ION Geophysical Corp. (a)	3,400	24,344
Lufkin Industries, Inc.	784	62,438
McDermott International, Inc. (a)	2,230	29,124
Oil States International, Inc. (a)	2,380	193,304
OYO Geospace Corp. (a)	110	12,106
Patterson-UTI Energy, Inc.	3,519	68,339
Rowan Companies, Inc. (a)	380	14,011
SEACOR Holdings, Inc. (a)	560	55,373
Superior Energy Services, Inc. (a)	4,350	127,629
TETRA Technologies, Inc. (a)	3,700	33,633
Tidewater, Inc.	240	14,280
		901,956
Oil, Gas & Consumable Fuels - 3.8%
Arch Coal, Inc.	2,010	27,276
Berry Petroleum Co. Class A	1,724	93,027
Concho Resources, Inc. (a)	130	13,889
Denbury Resources, Inc. (a)	9,540	189,941
Energen Corp.	4,376	232,934
Energy XXI (Bermuda) Ltd. (a)	995	37,243
HollyFrontier Corp.	4,525	147,651
James River Coal Co. (a)	8,078	46,287
Kodiak Oil & Gas Corp. (a)	3,485	33,770
Northern Oil & Gas, Inc. (a)	510	12,092
Oasis Petroleum, Inc. (a)	1,832	58,752
Pioneer Natural Resources Co.	1,690	185,292
Plains Exploration & Production Co. (a)	1,135	50,019
Range Resources Corp.	1,800	114,624
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Resolute Energy Corp. (a)	7,184	$ 80,173
Rosetta Resources, Inc. (a)	265	13,526
SandRidge Energy, Inc. (a)	8,064	69,915
SM Energy Co.	935	73,603
Swift Energy Co. (a)	900	27,027
		1,507,041
TOTAL ENERGY		2,408,997
FINANCIALS - 14.6%
Capital Markets - 2.0%
Affiliated Managers Group, Inc. (a)	957	101,815
FXCM, Inc. Class A	790	7,473
Greenhill & Co., Inc.	1,442	63,390
Invesco Ltd.	8,550	211,784
Och-Ziff Capital Management Group LLC Class A	2,905	27,394
Raymond James Financial, Inc.	9,115	322,398
Stifel Financial Corp. (a)	1,744	65,452
		799,706
Commercial Banks - 4.2%
CIT Group, Inc. (a)	4,320	175,867
City National Corp.	200	9,400
Comerica, Inc.	10,185	302,393
Fifth Third Bancorp	17,960	244,436
First Horizon National Corp.	1,590	14,946
First Niagara Financial Group, Inc.	3,100	29,636
FirstMerit Corp.	1,780	28,569
Huntington Bancshares, Inc.	15,351	89,727
IBERIABANK Corp.	950	50,388
Investors Bancorp, Inc. (a)	7,580	110,137
KeyCorp	34,440	278,964
Prosperity Bancshares, Inc.	2,675	117,005
Regions Financial Corp.	2,470	14,227
Signature Bank (a)	805	47,785
SVB Financial Group (a)	1,153	68,350
TCF Financial Corp.	2,700	29,106
Texas Capital Bancshares, Inc. (a)	800	27,112
Umpqua Holdings Corp.	2,200	27,104
		1,665,152
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 1.1%
DFC Global Corp. (a)	2,350	$ 42,089
Discover Financial Services	7,280	218,473
SLM Corp.	11,675	183,998
		444,560
Diversified Financial Services - 0.6%
Interactive Brokers Group, Inc.	1,500	23,790
Leucadia National Corp.	6,910	196,866
		220,656
Insurance - 2.4%
Arch Capital Group Ltd. (a)	2,850	105,593
Assurant, Inc.	750	31,853
Brown & Brown, Inc.	2,353	55,601
Delphi Financial Group, Inc. Class A	370	16,487
Endurance Specialty Holdings Ltd.	765	29,422
Lincoln National Corp.	8,150	202,446
Platinum Underwriters Holdings Ltd.	800	28,448
ProAssurance Corp.	652	57,220
Reinsurance Group of America, Inc.	710	40,946
W.R. Berkley Corp.	2,970	106,178
White Mountains Insurance Group Ltd.	410	203,450
XL Group PLC Class A	2,800	58,240
		935,884
Real Estate Investment Trusts - 4.0%
American Campus Communities, Inc.	1,040	42,796
American Capital Agency Corp.	2,095	64,337
BioMed Realty Trust, Inc.	9,050	166,701
Brandywine Realty Trust (SBI)	10,775	116,478
CBL & Associates Properties, Inc.	9,000	158,670
Colonial Properties Trust (SBI)	2,600	53,352
CommonWealth REIT	4,470	83,142
Digital Realty Trust, Inc.	450	32,625
Douglas Emmett, Inc.	1,980	41,719
DuPont Fabros Technology, Inc.	2,550	58,395
Essex Property Trust, Inc.	340	47,597
Home Properties, Inc.	3,310	190,755
Plum Creek Timber Co., Inc.	5,630	220,471
Post Properties, Inc.	1,280	55,898
SL Green Realty Corp.	1,910	145,256
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Summit Hotel Properties, Inc.	5,400	$ 49,734
The Macerich Co.	765	41,302
		1,569,228
Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc.	575	46,811
Thrifts & Mortgage Finance - 0.2%
BankUnited, Inc.	400	9,212
Northwest Bancshares, Inc.	3,800	47,956
		57,168
TOTAL FINANCIALS		5,739,165
HEALTH CARE - 7.8%
Biotechnology - 1.2%
Acorda Therapeutics, Inc. (a)	2,316	60,587
Affymax, Inc. (a)	420	4,288
Alkermes PLC (a)	1,005	17,698
Amarin Corp. PLC ADR (a)	900	6,975
Anthera Pharmaceuticals, Inc. (a)	210	1,390
BioMarin Pharmaceutical, Inc. (a)	2,145	76,684
Chelsea Therapeutics International Ltd. (a)	2,190	8,081
Cubist Pharmaceuticals, Inc. (a)	670	28,716
Dendreon Corp. (a)	1,240	13,962
Human Genome Sciences, Inc. (a)	1,890	14,893
Incyte Corp. (a)	3,682	62,447
Ironwood Pharmaceuticals, Inc. Class A (a)	1,125	15,064
Medivation, Inc. (a)	210	13,757
Myriad Genetics, Inc. (a)	1,549	37,486
ONYX Pharmaceuticals, Inc. (a)	350	13,412
Regeneron Pharmaceuticals, Inc. (a)	175	18,338
Theravance, Inc. (a)	1,285	24,030
United Therapeutics Corp. (a)	1,184	56,512
		474,320
Health Care Equipment & Supplies - 2.2%
Align Technology, Inc. (a)	1,685	43,153
Analogic Corp.	190	10,821
Conceptus, Inc. (a)	960	12,931
DENTSPLY International, Inc.	370	14,312
Gen-Probe, Inc. (a)	210	14,339
HeartWare International, Inc. (a)	520	38,095
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Hologic, Inc. (a)	1,120	$ 23,218
Insulet Corp. (a)	5,580	110,038
Mako Surgical Corp. (a)	1,135	44,379
Masimo Corp. (a)	2,769	60,364
Meridian Bioscience, Inc.	3,042	54,817
Orthofix International NV (a)	100	3,921
Sirona Dental Systems, Inc. (a)	4,788	238,921
Steris Corp.	1,825	57,269
Symmetry Medical, Inc. (a)	1,500	10,860
Thoratec Corp. (a)	290	10,005
Volcano Corp. (a)	1,285	36,019
Wright Medical Group, Inc. (a)	300	4,968
Zoll Medical Corp. (a)	836	61,153
		849,583
Health Care Providers & Services - 2.5%
Assisted Living Concepts, Inc. Class A	7,010	112,511
Catalyst Health Solutions, Inc. (a)	790	48,996
Centene Corp. (a)	1,717	83,790
Chemed Corp.	1,328	82,097
Coventry Health Care, Inc. (a)	1,550	50,670
Hanger Orthopedic Group, Inc. (a)	330	6,828
Health Management Associates, Inc. Class A (a)	7,471	55,136
Health Net, Inc. (a)	3,475	131,147
HMS Holdings Corp. (a)	1,665	53,646
MEDNAX, Inc. (a)	776	57,727
Omnicare, Inc.	250	8,795
PSS World Medical, Inc. (a)	2,117	51,295
Team Health Holdings, Inc. (a)	2,185	47,393
Universal American Spin Corp. (a)	4,350	49,329
Universal Health Services, Inc. Class B	1,355	60,447
VCA Antech, Inc. (a)	2,659	58,471
Wellcare Health Plans, Inc. (a)	490	33,251
		991,529
Health Care Technology - 0.3%
Allscripts-Misys Healthcare Solutions, Inc. (a)	2,205	42,601
Greenway Medical Technologies	1,880	27,824
Quality Systems, Inc.	1,442	61,819
		132,244
Life Sciences Tools & Services - 1.2%
Affymetrix, Inc. (a)	3,100	12,927
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Bruker BioSciences Corp. (a)	3,070	$ 49,212
Cambrex Corp. (a)	3,200	21,312
Charles River Laboratories International, Inc. (a)	1,200	42,156
Covance, Inc. (a)	915	43,673
PAREXEL International Corp. (a)	2,636	64,529
PerkinElmer, Inc.	5,757	155,439
QIAGEN NV (a)	200	3,056
Sequenom, Inc. (a)	610	2,635
Techne Corp.	874	62,570
		457,509
Pharmaceuticals - 0.4%
Endo Pharmaceuticals Holdings, Inc. (a)	380	14,087
Medicis Pharmaceutical Corp. Class A	1,640	57,302
Optimer Pharmaceuticals, Inc. (a)	2,260	28,905
Salix Pharmaceuticals Ltd. (a)	1,175	57,951
		158,245
TOTAL HEALTH CARE		3,063,430
INDUSTRIALS - 12.2%
Aerospace & Defense - 1.7%
AAR Corp.	2,295	50,605
AeroVironment, Inc. (a)	400	11,392
BE Aerospace, Inc. (a)	730	33,463
Ceradyne, Inc.	1,000	30,910
Esterline Technologies Corp. (a)	870	56,507
Hexcel Corp. (a)	2,179	55,063
Spirit AeroSystems Holdings, Inc. Class A (a)	8,930	213,963
Teledyne Technologies, Inc. (a)	500	29,800
Textron, Inc.	1,300	35,763
TransDigm Group, Inc. (a)	531	63,077
Triumph Group, Inc.	1,610	102,718
		683,261
Air Freight & Logistics - 0.7%
Atlas Air Worldwide Holdings, Inc. (a)	4,060	173,037
Forward Air Corp.	1,648	55,488
Hub Group, Inc. Class A (a)	1,658	59,075
		287,600
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - 0.0%
Copa Holdings SA Class A	200	$ 14,314
Building Products - 0.5%
A.O. Smith Corp.	1,680	75,869
NCI Building Systems, Inc. (a)	1,110	13,431
Owens Corning (a)	2,875	90,994
		180,294
Commercial Services & Supplies - 1.2%
Avery Dennison Corp.	1,500	45,750
Cintas Corp.	1,701	65,591
Clean Harbors, Inc. (a)	1,020	68,503
Corrections Corp. of America (a)	2,437	61,071
Covanta Holding Corp.	1,700	27,761
HNI Corp.	1,825	46,136
Multi-Color Corp.	460	10,060
Tetra Tech, Inc. (a)	2,454	60,270
Waste Connections, Inc.	2,290	74,471
		459,613
Construction & Engineering - 0.7%
KBR, Inc.	7,250	263,320
Electrical Equipment - 0.9%
Acuity Brands, Inc.	990	61,568
AMETEK, Inc.	2,450	116,620
Encore Wire Corp.	3,890	113,316
GrafTech International Ltd. (a)	2,270	28,852
Hubbell, Inc. Class B	200	15,044
Regal-Beloit Corp.	320	21,600
		357,000
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	970	47,336
Machinery - 4.1%
Actuant Corp. Class A	2,415	68,031
AGCO Corp. (a)	1,670	86,222
Barnes Group, Inc.	2,555	70,774
Colfax Corp. (a)	1,200	40,824
Commercial Vehicle Group, Inc. (a)	1,120	13,541
Crane Co.	1,146	55,661
ESCO Technologies, Inc.	900	32,211
Flowserve Corp.	240	28,457
ITT Corp.	900	22,455
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Kennametal, Inc.	1,467	$ 67,585
Lincoln Electric Holdings, Inc.	1,362	62,911
Lindsay Corp.	1,020	66,902
Manitowoc Co., Inc.	1,600	25,184
Navistar International Corp. (a)	1,030	43,033
Nordson Corp.	650	35,731
Pall Corp.	700	44,415
RBC Bearings, Inc. (a)	1,225	55,750
Snap-On, Inc.	650	39,735
SPX Corp.	900	65,826
Timken Co.	3,900	204,360
Trinity Industries, Inc.	7,950	276,342
Twin Disc, Inc.	300	9,588
WABCO Holdings, Inc. (a)	1,291	76,802
Wabtec Corp.	775	57,916
Woodward, Inc.	1,465	64,123
		1,614,379
Marine - 0.0%
Danaos Corp. (a)	1,900	8,113
Professional Services - 0.3%
CoStar Group, Inc. (a)	778	46,664
FTI Consulting, Inc. (a)	500	20,035
IHS, Inc. Class A (a)	450	42,557
		109,256
Road & Rail - 1.3%
AMERCO	890	92,685
Avis Budget Group, Inc. (a)	2,425	31,283
Genesee & Wyoming, Inc. Class A (a)	940	55,855
Hertz Global Holdings, Inc. (a)	8,275	118,333
Ryder System, Inc.	3,925	208,928
		507,084
Trading Companies & Distributors - 0.7%
Applied Industrial Technologies, Inc.	2,100	84,357
United Rentals, Inc. (a)	1,750	72,940
Watsco, Inc.	799	57,041
WESCO International, Inc. (a)	1,179	74,147
		288,485
TOTAL INDUSTRIALS		4,820,055
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 1.7%
Acme Packet, Inc. (a)	1,400	$ 42,672
ADTRAN, Inc.	800	28,200
Arris Group, Inc. (a)	2,800	31,892
Aruba Networks, Inc. (a)	1,580	34,112
Brocade Communications Systems, Inc. (a)	6,900	39,882
Ciena Corp. (a)	8,339	124,418
Comverse Technology, Inc. (a)	2,700	17,334
Finisar Corp. (a)	4,922	99,867
Infinera Corp. (a)	3,300	26,268
Juniper Networks, Inc. (a)	1,400	31,864
NETGEAR, Inc. (a)	1,840	69,129
Polycom, Inc. (a)	3,277	67,670
Riverbed Technology, Inc. (a)	1,270	36,157
Sierra Wireless, Inc. (a)	1,900	14,553
		664,018
Computers & Peripherals - 0.5%
Diebold, Inc.	775	30,326
NCR Corp. (a)	1,390	30,191
Seagate Technology	3,625	95,193
Western Digital Corp. (a)	1,280	50,240
		205,950
Electronic Equipment & Components - 2.4%
Avnet, Inc. (a)	5,150	184,061
Cognex Corp.	1,378	58,758
CTS Corp.	1,700	16,915
Dolby Laboratories, Inc. Class A (a)	400	15,228
FEI Co. (a)	1,300	57,876
Itron, Inc. (a)	800	35,536
LeCroy Corp. (a)	1,100	10,076
Littelfuse, Inc.	1,232	65,210
Mercury Computer Systems, Inc. (a)	900	12,933
Molex, Inc. Class A (non-vtg.)	6,620	148,089
National Instruments Corp.	2,190	58,254
SYNNEX Corp. (a)	1,401	57,763
Tech Data Corp. (a)	3,020	161,510
Trimble Navigation Ltd. (a)	1,100	55,319
		937,528
Internet Software & Services - 2.1%
Akamai Technologies, Inc. (a)	580	20,880
Ancestry.com, Inc. (a)	3,705	84,400
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Cornerstone OnDemand, Inc.	2,970	$ 61,598
DealerTrack Holdings, Inc. (a)	2,070	57,650
Digital River, Inc. (a)	1,500	26,475
IAC/InterActiveCorp	1,130	51,528
Keynote Systems, Inc.	600	11,934
LogMeIn, Inc. (a)	1,370	50,498
OpenTable, Inc. (a)	805	39,043
SPS Commerce, Inc. (a)	2,265	56,285
ValueClick, Inc. (a)	12,636	262,829
VistaPrint Ltd. (a)	1,105	44,951
WebMD Health Corp. (a)	1,350	33,548
		801,619
IT Services - 1.0%
Acxiom Corp. (a)	2,300	32,292
Alliance Data Systems Corp. (a)	494	59,952
Convergys Corp. (a)	2,300	29,624
CoreLogic, Inc. (a)	3,300	50,754
DST Systems, Inc.	700	37,100
Gartner, Inc. Class A (a)	1,525	61,397
Genpact Ltd. (a)	1,400	22,428
Lender Processing Services, Inc.	2,000	44,080
Sapient Corp.	1,440	17,986
VeriFone Systems, Inc. (a)	805	38,551
		394,164
Semiconductors & Semiconductor Equipment - 3.5%
Avago Technologies Ltd.	700	26,327
Brooks Automation, Inc.	4,675	55,866
Cavium, Inc. (a)	1,955	69,852
Cirrus Logic, Inc. (a)	4,610	108,704
Cymer, Inc. (a)	1,037	47,681
Cypress Semiconductor Corp.	2,030	35,018
FormFactor, Inc. (a)	2,500	12,775
Freescale Semiconductor Holdings I Ltd.	1,000	16,130
Hittite Microwave Corp. (a)	1,057	60,439
Inphi Corp. (a)	1,825	26,207
Lam Research Corp. (a)	1,400	58,380
LSI Corp. (a)	2,710	23,306
Mellanox Technologies Ltd. (a)	1,335	50,957
MEMC Electronic Materials, Inc. (a)	4,800	18,864
Microsemi Corp. (a)	3,199	66,923
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
MKS Instruments, Inc.	1,878	$ 56,246
Novellus Systems, Inc. (a)	1,405	65,304
NXP Semiconductors NV (a)	600	14,880
ON Semiconductor Corp. (a)	4,835	43,853
PMC-Sierra, Inc. (a)	10,060	69,112
Power Integrations, Inc.	1,589	59,270
Semtech Corp. (a)	2,247	64,511
Skyworks Solutions, Inc. (a)	4,380	118,129
Spansion, Inc. Class A (a)	1,700	21,760
Standard Microsystems Corp. (a)	800	20,472
Teradyne, Inc. (a)	4,996	82,034
Ultratech, Inc. (a)	1,100	29,931
Volterra Semiconductor Corp. (a)	2,131	65,486
		1,388,417
Software - 4.1%
Accelrys, Inc. (a)	2,500	19,850
Allot Communications Ltd. (a)	200	3,570
ANSYS, Inc. (a)	875	55,283
Ariba, Inc. (a)	970	30,526
Aspen Technology, Inc. (a)	2,989	61,454
AVG Technologies NV	1,810	23,802
BroadSoft, Inc. (a)	2,800	101,836
Cadence Design Systems, Inc. (a)	17,000	200,090
Check Point Software Technologies Ltd. (a)	500	29,080
CommVault Systems, Inc. (a)	1,113	57,397
Compuware Corp. (a)	2,230	20,092
Electronic Arts, Inc. (a)	675	11,023
Fair Isaac Corp.	1,442	58,372
Fortinet, Inc. (a)	1,870	50,584
Informatica Corp. (a)	1,273	62,581
Interactive Intelligence Group, Inc. (a)	2,254	63,112
Jive Software, Inc.	2,505	54,634
Manhattan Associates, Inc. (a)	1,183	54,844
MICROS Systems, Inc. (a)	2,397	124,476
NICE Systems Ltd. sponsored ADR (a)	1,215	41,541
Parametric Technology Corp. (a)	2,692	71,876
Pegasystems, Inc.	370	10,390
QLIK Technologies, Inc. (a)	1,650	49,946
Quest Software, Inc. (a)	2,826	56,577
RealPage, Inc. (a)	1,570	31,133
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Rovi Corp. (a)	400	$ 14,192
SeaChange International, Inc. (a)	2,100	14,364
SolarWinds, Inc. (a)	2,801	104,365
Tangoe, Inc. (a)	1,785	33,451
TIBCO Software, Inc. (a)	740	21,438
Verint Systems, Inc. (a)	1,300	35,737
Websense, Inc. (a)	2,864	51,581
		1,619,197
TOTAL INFORMATION TECHNOLOGY		6,010,893
MATERIALS - 4.9%
Chemicals - 2.1%
Airgas, Inc.	250	20,583
Albemarle Corp.	495	32,927
Ashland, Inc.	2,795	177,650
Cabot Corp.	3,190	129,227
Chemtura Corp. (a)	2,000	31,040
Cytec Industries, Inc.	1,525	90,677
Innospec, Inc. (a)	430	13,313
Intrepid Potash, Inc. (a)	2,427	61,379
Olin Corp.	2,668	56,108
PolyOne Corp.	1,835	24,644
Rockwood Holdings, Inc. (a)	3,061	162,998
Valspar Corp.	875	40,556
		841,102
Containers & Packaging - 0.8%
Ball Corp.	735	29,459
Boise, Inc.	6,700	55,141
Crown Holdings, Inc. (a)	1,200	44,364
Greif, Inc. Class A	1,188	60,837
Rock-Tenn Co. Class A	300	21,147
Sealed Air Corp.	2,000	39,260
Silgan Holdings, Inc.	1,340	56,977
		307,185
Metals & Mining - 1.7%
Allied Nevada Gold Corp. (a)	1,618	55,675
AuRico Gold, Inc. (a)	2,905	28,473
Carpenter Technology Corp.	1,030	52,839
Compass Minerals International, Inc.	330	23,777
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Detour Gold Corp. (a)	2,286	$ 62,714
Globe Specialty Metals, Inc.	1,160	16,495
Kaiser Aluminum Corp.	3,420	165,323
Noranda Aluminium Holding Corp.	9,150	109,800
Royal Gold, Inc.	270	18,752
Schnitzer Steel Inds, Inc. Class A	2,360	106,578
Walter Energy, Inc.	200	12,966
		653,392
Paper & Forest Products - 0.3%
MeadWestvaco Corp.	3,950	119,606
TOTAL MATERIALS		1,921,285
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.0%
Cogent Communications Group, Inc. (a)	140	2,579
Frontier Communications Corp.	960	4,406
		6,985
Wireless Telecommunication Services - 0.4%
NII Holdings, Inc. (a)	150	2,682
SBA Communications Corp. Class A (a)	3,034	142,386
		145,068
TOTAL TELECOMMUNICATION SERVICES		152,053
UTILITIES - 2.2%
Electric Utilities - 0.6%
ITC Holdings Corp.	1,809	136,543
Northeast Utilities	310	11,129
PNM Resources, Inc.	2,700	48,546
Portland General Electric Co.	520	12,813
UIL Holdings Corp.	550	19,388
		228,419
Independent Power Producers & Energy Traders - 0.2%
GenOn Energy, Inc. (a)	10,800	26,568
Ormat Technologies, Inc.	1,400	28,336
The AES Corp. (a)	1,390	18,848
		73,752
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 1.0%
CMS Energy Corp.	7,800	$ 166,998
NiSource, Inc.	7,700	184,800
OGE Energy Corp.	580	30,438
		382,236
Water Utilities - 0.4%
American Water Works Co., Inc.	4,920	168,658
TOTAL UTILITIES		853,065
TOTAL COMMON STOCKS (Cost $27,752,310)		31,162,669
Equity Funds - 10.9%

Mid-Cap Growth Funds - 1.8%
iShares Russell Midcap Growth Index ETF	11,500	709,090
Mid-Cap Value Funds - 1.8%
iShares Russell Midcap Value Index ETF	14,600	690,142
Sector Funds - 1.4%
DJ Wilshire REIT ETF	8,100	548,856
Small Growth Funds - 2.3%
iShares Russell 2000 Growth Index ETF	9,800	917,378
Small Value Funds - 3.6%
iShares Russell 2000 Value Index ETF	20,100	1,428,486
TOTAL EQUITY FUNDS (Cost $3,924,872)		4,293,952
Money Market Funds - 9.5%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $3,754,308)	3,754,308	3,754,308
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $35,431,490)		39,210,929
NET OTHER ASSETS (LIABILITIES) - 0.4%		163,690
NET ASSETS - 100%		$ 39,374,619
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
15 CME E-mini S&P Midcap 400 Index Contracts	March 2012	$ 1,464,900	$ 164,680
19 NYFE Russell 2000 Mini Index Contracts	March 2012	1,539,000	144,041
TOTAL EQUITY INDEX CONTRACTS		$ 3,003,900	$ 308,721

The face value of futures purchased as a percentage of net assets is 7.6%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of February 29, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 308,721	$ -
Total Value of Derivatives	$ 308,721	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $35,431,490)		$ 39,210,929
Segregated cash with broker for futures contracts		220,150
Cash		368
Receivable for investments sold		270,873
Dividends receivable		23,822
Prepaid expenses		18,934
Receivable from investment adviser for expense reductions		4,630
Total assets		39,749,706

Liabilities
Payable for investments purchased	$ 243,459
Accrued management fee	23,551
Payable for daily variation margin on futures contracts	35,900
Other affiliated payables	4,267
Other payables and accrued expenses	67,910
Total liabilities		375,087

Net Assets		$ 39,374,619
Net Assets consist of:
Paid in capital		$ 35,017,501
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		268,958
Net unrealized appreciation (depreciation) on investments		4,088,160
Net Assets, for 3,501,727 shares outstanding		$ 39,374,619
Net Asset Value, offering price and redemption price per share ($39,374,619 ÷ 3,501,727 shares)		$ 11.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

For the period December 20, 2011 (commencement of operations) to February 29, 2012

Investment Income
Dividends: Unaffiliated issuers		$ 68,670

Expenses
Management fee	$ 53,678
Transfer agent fees	7,067
Accounting fees and expenses	2,913
Custodian fees and expenses	8,332
Independent trustees' compensation	78
Registration fees	8,499
Audit	32,646
Legal	2
Total expenses before reductions	113,215
Expense reductions	(30,527)	82,688
Net investment income (loss)		(14,018)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	252,939
Foreign currency transactions	(315)
Futures contracts	47,853
Total net realized gain (loss)		300,477
Change in net unrealized appreciation (depreciation) on: Investment securities	3,779,439
Futures contracts	308,721
Total change in net unrealized appreciation (depreciation)		4,088,160
Net gain (loss)		4,388,637
Net increase (decrease) in net assets resulting from operations		$ 4,374,619

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period December 20, 2011 (commencement of operations) to February 29, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (14,018)
Net realized gain (loss)	300,477
Change in net unrealized appreciation (depreciation)	4,088,160
Net increase (decrease) in net assets resulting from operations	4,374,619
Distributions to shareholders from net realized gain	(17,500)
Share transactions Proceeds from sales of shares	35,000,000
Reinvestment of distributions	17,500
Net increase (decrease) in net assets resulting from share transactions	35,017,500
Total increase (decrease) in net assets	39,374,619

Net Assets
Beginning of period	-
End of period	$ 39,374,619
Other Information Shares
Sold	3,500,000
Issued in reinvestment of distributions	1,727
Net increase (decrease)	3,501,727

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Period ended February 29, 2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	- H
Net realized and unrealized gain (loss)	1.25
Total from investment operations	1.25
Distributions from net realized gain	(.01) J
Net asset value, end of period	$ 11.24
Total Return B, C	12.46%
Ratios to Average Net Assets F
Expenses before reductions	1.58% A
Expenses net of fee waivers, if any	1.16% A
Expenses net of all reductions	1.16% A
Net investment income (loss)	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,375
Portfolio turnover rate G	11% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to February 29, 2012.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

H Amount represents less than $.01 per share.

I Amount not annualized.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Strategic Advisers® Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating loss and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,978,924
Gross unrealized depreciation	(222,413)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,756,511

Tax Cost	$ 35,454,418

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 383,962
Undistributed long-term capital gain	$ 216,646
Net unrealized appreciation (depreciation)	$ 3,756,511

The tax character of distributions paid was as follows:

February 29, 2012
Ordinary Income	$ 17,500

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is shown as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $47,853 and a change in net unrealized appreciation (depreciation) of $308,721 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities(including the Underlying Fund shares), other than short-term securities, aggregated $35,194,084 and $3,762,794, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the period, the total annualized management fee rate was .75% of the Fund's average net assets.

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, Advisory Research, Inc. (ARI), Fred Alger Management, Inc., Invesco Advisers, Inc., Neuberger Berman Management, LLC, and Systematic Financial Management, L.P. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Expense Reductions.

Strategic Advisers has contractually agreed to reimburse the Fund until April 30, 2013 to the extent that annual operating expenses exceed 1.16% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the Fund's expenses by $30,282.

Many of the brokers with whom Strategic Advisers places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $245 for the period.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2012, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 20, 2011 (commencement of operations) to February 29, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2012

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 24 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, please call Fidelity at 1-800-835-5092 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (47)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (44)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (52)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (68)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (46)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (38)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Multi-Manager Fund voted to pay on April 16, 2012, to shareholders of record at the opening of business on April 13, 2012, a distribution of $0.173 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2012, $216,645, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On December 1, 2011, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve the management contract with Strategic Advisers, Inc. (Strategic Advisers) and sub-advisory agreements with Advisory Research, Inc. (Advisory), Fred Alger Management, Inc. (Alger), Invesco Advisers, Inc. (Invesco), Pyramis Global Advisors, LLC (Pyramis), and Systematic Financial Management, L.P. (Systematic) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Advisory Contracts.

In considering whether to approve the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the approval of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Advisory, Alger, Invesco, Pyramis, and Systematic (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Board also considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources to be devoted to the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Strategic Advisers to reinvest in the development of services designed to enhance the value or convenience of the Strategic Advisers funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. Instead, the Board considered the historical investment performance of the sub-advisers and the portfolio managers in managing accounts under a similar investment mandate. Once the fund has been in operation for at least one calendar year, the Board will review the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the proposed management fee to be paid by the fund to Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the sub-advisers and the projected total operating expenses of the fund in reviewing the Advisory Contracts. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% and considered Strategic Advisers' contractual expense cap limiting total expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fees and expenses, if any, incurred by the fund or an acquired fund in which the fund invests) to 1.16% until April 30, 2013. The Board noted that although the fund's proposed maximum aggregate management fee rate is higher than the median fee rate of funds with similar Lipper investment objective categories and comparable management fee characteristics, the fund's total management fee rate is expected to be below the median based upon the expected asset allocation to the sub-advisers and the effective sub-advisory fee rates applicable under the sub-advisory agreements with each sub-adviser. The Board also considered that the projected total operating expenses are comparable to those of similar funds that Strategic Advisers offers to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's proposed management fee and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. The Board did not consider the anticipated costs of the services to be provided and profits to be realized by each sub-adviser from its relationship with the fund, noting instead the arm's-length nature of the relationship between Strategic Advisers and each sub-adviser with respect to the negotiation of the sub-advisory fee rates on behalf the fund.

Possible Fall-Out Benefits. The fund is a new fund and therefore the Board was unable to consider any direct and/or indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund. The Board will consider any such potential benefits after the fund has been in operation for at least one calendar year.

Possible Economies of Scale. The Board noted that because the fund is a new fund a determination on economies of scale was premature until the fund has assets.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services to be rendered and that the fund's Advisory Contracts should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the approval of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Advisory Research, Inc.

Fred Alger Management, Inc.

Invesco Advisers, Inc.

Neuberger Berman Management LLC

Pyramis Global Advisors, LLC

Systematic Financial Management, L.P.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

AMM-ANN-0412
1.933020.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Strategic Advisers® U.S. Opportunity Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 29, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Past 5 years	Life of fund A
Strategic Advisers® U.S. Opportunity Fund	2.40%	2.41%	2.45%

A From December 29, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® U.S. Opportunity Fund on December 29, 2006, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market IndexSM performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Robert Vick, Portfolio Manager of Strategic Advisers® U.S. Opportunity Fund: For the year, Strategic Advisers® U.S. Opportunity Fund (the Fund) returned 2.40%, trailing the 4.53% gain of the Dow Jones U.S. Total Stock Market IndexSM. The Fund was somewhat conservatively positioned until January, meaning its overall market risk was below that of the index, which hampered its relative performance. Relative to the benchmark, sector/industry funds - Fidelity® Select Portfolios - focused on energy were the biggest relative detractors, specifically Energy Portfolio and Natural Resources Portfolio. Despite the Fund's aggregate underweighting in the poor-performing financials sector, Fidelity funds focused in this area dampened relative results. The primary detractors here were Banking Portfolio and Brokerage and Investment Management Portfolio. Technology-oriented Fidelity funds also hurt performance, including Communications Equipment Portfolio and Technology Portfolio. On the plus side, sector/industry funds emphasizing defensive categories, such as Fidelity Advisor® Consumer Staples Fund and Fidelity® Telecom and Utilities Fund, were the biggest relative contributors. Health care-focused Fidelity funds also helped, including Pharmaceuticals Portfolio and Health Care Portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.06%	$ 1,000.00	$ 1,111.30	$ .31
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.57	$ .30

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Advisor Diversified Stock Fund Institutional Class	5.4	5.2
BlackRock Equity Dividend Fund Investor A Class	4.9	4.7
Fidelity Computers Portfolio	3.3	2.4
Fidelity Energy Portfolio	3.1	5.5
Fidelity Pharmaceuticals Portfolio	2.9	3.3
Fidelity Mega Cap Stock Fund Institutional Class	2.8	3.8
Fidelity Industrials Portfolio	2.7	2.2
PowerShares QQQ Trust ETF	2.6	0.0
The Yacktman Fund	2.4	4.1
Fidelity Insurance Portfolio	2.3	1.8
	32.4
Asset Allocation (% of fund's net assets)
As of February 29, 2012	As of August 31, 2011
Large Blend Funds 13.0%	Large Blend Funds 12.6%
Large Growth Funds 4.1%	Large Growth Funds 5.3%
Large Value Funds 12.3%	Large Value Funds 13.8%
Mid-Cap Blend Funds 0.0%†	Mid-Cap Blend Funds 0.8%
Mid-Cap Growth Funds 0.3%	Mid-Cap Growth Funds 5.7%
Mid-Cap Value Funds 0.4%	Mid-Cap Value Funds 0.2%
Small Blend Funds 0.8%	Small Blend Funds 0.3%
Small Growth Funds 0.5%	Small Growth Funds 0.4%
Small Value Funds 2.1%	Small Value Funds 1.0%
Sector Funds 66.5%	Sector Funds 59.9%
Net Other Assets 0.0%†	Net Other Assets 0.0%†

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above. † Amount represents less than 0.1%

Annual Report

Investments February 29, 2012

Showing Percentage of Net Assets

Equity Funds - 100.0%
	Shares	Value
Large Blend Funds - 13.0%
American Century Equity Growth Fund	223,281	$ 5,267,207
BNY Mellon Large Capital Stock Fund	44,952	402,323
Clipper Fund	8,141	546,294
Dreyfus Appreciation Fund, Inc.	5,698	248,657
Dreyfus Disciplined Stock Fund	5,866	185,952
Fidelity Advisor Diversified Stock Fund Institutional Class (b)	9,592,864	159,529,332
Fidelity Advisor Large Cap Fund Institutional Class (b)	23,560	481,330
Fidelity Dividend Growth Fund (b)	13,187	388,886
Fidelity Growth & Income Portfolio (b)	2,452,822	49,031,913
Fidelity Large Cap Core Enhanced Index Fund (b)	6,818,884	66,006,802
Fidelity Mega Cap Stock Fund (b)	1,222,226	13,652,260
Fidelity Mega Cap Stock Fund Institutional Class (b)	7,475,132	83,272,966
Oakmark Fund Class I	8,462	390,877
Oakmark Select Fund Class I	5,252	164,747
Oppenheimer Main Street Fund Class A	9,606	339,176
Vanguard Dividend Appreciation ETF	46,200	2,662,044
TOTAL LARGE BLEND FUNDS		382,570,766
Large Growth Funds - 4.1%
Fidelity Contrafund (b)	1,620	121,057
Fidelity Growth Company Fund (b)	4,125	386,876
Fidelity OTC Portfolio (a)(b)	685,344	43,032,752
PowerShares QQQ Trust ETF	1,210,500	77,968,305
T. Rowe Price Growth Stock Fund Advisor Class (a)	12,083	432,826
TOTAL LARGE GROWTH FUNDS		121,941,816
Large Value Funds - 12.3%
Allianz NFJ Dividend Value Fund Class D	2,314,314	28,628,065
American Beacon Large Cap Value Fund Plan Ahead Class	13,207	257,413
American Century Equity Income Fund Investor Class	101,092	765,264
American Century Income & Growth Fund Investor Class	1,451,442	38,608,359
Artisan Opportunistic Value Fund Investor Shares	2,171,771	23,889,482
BlackRock Basic Value Fund, Inc. Investor A Class	19,126	509,329
BlackRock Equity Dividend Fund Investor A Class	7,581,806	145,570,680
Franklin Equity Income Fund - A Class	20,783	368,695
Franklin Mutual Shares Fund Class A	199,593	4,255,330
Hotchkis and Wiley Diversified Value Fund	734,623	7,419,693
Hotchkis and Wiley Large Cap Value Fund Class A	724,810	12,205,799
Oppenheimer Equity Income Fund, Inc. Class A	371,337	9,227,730
T. Rowe Price Value Fund Advisor Class	13,910	339,673
TCW Dividend Focused Fund - Class N	1,516,670	17,183,866
Equity Funds - continued
	Shares	Value
Large Value Funds - continued
The Yacktman Fund	3,905,521	$ 71,705,363
Yacktman Focused Fund	147,469	2,897,764
TOTAL LARGE VALUE FUNDS		363,832,505
Mid-Cap Blend Funds - 0.0%
Royce Value Fund Service Class	20,951	256,235
Mid-Cap Growth Funds - 0.3%
Janus Enterprise Fund (a)	5,988	388,807
Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio Advisor Shares	245,550	8,886,452
Munder Mid-Cap Core Growth Fund Class A (a)	8,479	260,729
TOTAL MID-CAP GROWTH FUNDS		9,535,988
Mid-Cap Value Funds - 0.4%
American Century Mid Cap Value Fund Investor Class	12,608	158,613
JPMorgan Value Advantage Fund Select Class	569,029	11,209,877
RidgeWorth Mid-Cap Value Equity I Shares	13,164	144,541
TOTAL MID-CAP VALUE FUNDS		11,513,031
Sector Funds - 66.5%
Allianz RCM Technology Fund - Administrative Class (a)	5,970	291,373
Consumer Discretionary Select Sector SPDR ETF	346,700	14,977,440
Consumer Staples Select Sector SPDR ETF	1,864,800	61,967,304
Fidelity Advisor Consumer Staples Fund Institutional Class (b)	813,432	61,121,252
Fidelity Advisor Materials Fund Institutional Class (b)	101,397	7,031,912
Fidelity Air Transportation Portfolio (b)	17,565	669,564
Fidelity Automotive Portfolio (b)	94,367	3,590,654
Fidelity Banking Portfolio (b)	3,026,081	53,955,026
Fidelity Biotechnology Portfolio (b)	412,845	40,380,390
Fidelity Brokerage & Investment Management Portfolio (b)	360,755	17,052,885
Fidelity Chemicals Portfolio (b)	561,592	62,067,137
Fidelity Communications Equipment Portfolio (b)	650,542	15,944,775
Fidelity Computers Portfolio (a)(b)	1,481,455	96,131,601
Fidelity Construction & Housing Portfolio (b)	539,092	21,569,061
Fidelity Consumer Discretionary Portfolio (b)	2,132,898	55,391,373
Fidelity Consumer Finance Portfolio (b)	3,412,181	43,061,728
Fidelity Consumer Staples Portfolio (b)	743,209	55,956,206
Fidelity Defense & Aerospace Portfolio (b)	230,143	19,796,909
Fidelity Electronics Portfolio (b)	1,175,612	62,648,361
Fidelity Energy Portfolio (b)	1,673,770	92,308,401
Equity Funds - continued
	Shares	Value
Sector Funds - continued
Fidelity Energy Service Portfolio (a)(b)	239,282	$ 17,469,953
Fidelity Financial Services Portfolio (b)	178,537	10,278,367
Fidelity Gold Portfolio (b)	433,786	19,936,821
Fidelity Health Care Portfolio (b)	22,314	2,969,300
Fidelity Industrial Equipment Portfolio (b)	1,554,450	56,535,332
Fidelity Industrials Portfolio (b)	3,224,217	79,605,928
Fidelity Insurance Portfolio (b)	1,442,697	68,614,678
Fidelity IT Services Portfolio (b)	1,658,227	39,416,064
Fidelity Leisure Portfolio (b)	423,032	45,065,595
Fidelity Medical Delivery Portfolio (a)(b)	929,298	56,928,784
Fidelity Medical Equipment & Systems Portfolio (b)	318,028	8,911,147
Fidelity Multimedia Portfolio (b)	429,194	20,807,339
Fidelity Natural Gas Portfolio (b)	134,008	4,410,215
Fidelity Natural Resources Portfolio (b)	11,657	412,191
Fidelity Pharmaceuticals Portfolio (b)	6,027,518	85,048,285
Fidelity Real Estate Investment Portfolio (b)	15,141	442,720
Fidelity Retailing Portfolio (b)	510,662	29,378,402
Fidelity Software & Computer Services Portfolio (b)	711,841	64,037,248
Fidelity Technology Portfolio (a)(b)	88,389	8,977,622
Fidelity Telecom and Utilities Fund (b)	3,296,505	56,732,860
Fidelity Telecommunications Portfolio (b)	384,979	17,809,110
Fidelity Transportation Portfolio (b)	4,630	245,490
Fidelity Utilities Portfolio (b)	5,199	273,240
Franklin Gold and Precious Metals Fund Class A	3,046	122,427
Franklin Utilities Advisor Fund	1,128,578	14,976,228
Health Care Select Sector SPDR ETF	517,800	18,734,004
Industrial Select Sector SPDR ETF	266,500	9,916,465
iShares Cohen & Steers Realty Majors ETF	4,700	345,497
iShares Dow Jones Transportation Average Index ETF	2,300	211,439
iShares Dow Jones U.S. Basic Materials Sector Index ETF	5,500	392,095
iShares Dow Jones U.S. Energy Sector Index ETF	1,186,040	51,177,626
iShares Dow Jones U.S. Pharmaceuticals Index ETF	3,700	298,701
iShares Dow Jones U.S. Technology Sector Index ETF	276,300	20,493,171
iShares Dow Jones U.S. Telecommunications Sector Index ETF	759,700	16,910,922
iShares Dow Jones U.S. Utilities Sector Index ETF	1,800	154,620
iShares NASDAQ Biotechnology Index ETF	49,300	5,869,658
KBW Regional Banking ETF	798,300	21,466,287
Materials Select Sector SPDR ETF	4,100	151,782
Prudential Financial Services Fund Class A	435,343	5,446,136
SPDR Financial Select Sector ETF	1,426,400	21,039,400
SPDR Oil & Gas Equipment & Services ETF	503,300	19,442,479
SPDR S&P Biotech ETF (a)	1,600	122,976
Equity Funds - continued
	Shares	Value
Sector Funds - continued
SPDR S&P Oil & Gas Exploration & Production ETF	824,300	$ 48,831,532
SPDR S&P Pharmaceuticals ETF	189,000	10,576,440
SPDR S&P Retail ETF	554,200	32,636,838
T. Rowe Price Real Estate Fund Advisor Class	3,400,493	67,159,737
T. Rowe Price Science & Tech Fund Advisor Class (a)	1,864,322	55,911,011
Technology Select Sector SPDR ETF	2,076,000	60,037,920
TOTAL SECTOR FUNDS		1,962,645,434
Small Blend Funds - 0.8%
Fidelity Advisor Stock Selector Small Cap Fund Institutional Class (a)(b)	1,208,747	23,933,198
Natixis Vaughan Nelson Small Cap Value Fund Class A	8,614	166,685
TOTAL SMALL BLEND FUNDS		24,099,883
Small Growth Funds - 0.5%
BlackRock Funds Small Cap Growth Equity Fund Investor Class A	556,457	13,366,109
Fidelity Small Cap Growth Fund (b)	15,269	251,782
Janus Triton Fund	10,603	190,321
TOTAL SMALL GROWTH FUNDS		13,808,212
Small Value Funds - 2.1%
Northern Small Cap Value Fund	3,761,885	60,603,974
Victory Small Co. Opportunity Fund Class A	13,550	442,149
TOTAL SMALL VALUE FUNDS		61,046,123
TOTAL EQUITY FUNDS (Cost $2,566,514,828)		2,951,249,993
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $2,566,514,828)		2,951,249,993
NET OTHER ASSETS (LIABILITIES) - 0.0%		(40,486)
NET ASSETS - 100%		$ 2,951,209,507
Legend
(a) Non-income producing
(b) Affiliated company
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Consumer Staples Fund Institutional Class	$ 153,324,760	$ 114,395,510	$ 217,475,427	$ 2,092,529	$ 61,121,252
Fidelity Advisor Diversified Stock Fund Institutional Class	66,155,594	91,029,731	13,200,000	1,684,408	159,529,332
Fidelity Advisor Large Cap Fund Institutional Class	42,685,422	21,254	40,871,950	18,092	481,330
Fidelity Advisor Materials Fund Institutional Class	4,696,733	11,637,743	9,100,000	55,465	7,031,912
Fidelity Advisor Stock Selector Small Cap Fund Institutional Class	3,240,673	29,000,000	10,000,000	-	23,933,198
Fidelity Air Transportation Portfolio	615,182	2,602,579	2,490,000	715	669,564
Fidelity Automotive Portfolio	4,619,113	12,588,889	11,905,869	1,039	3,590,654
Fidelity Banking Portfolio	78,092,437	80,018,845	93,800,000	218,845	53,955,026
Fidelity Biotechnology Portfolio	549,752	44,300,553	8,600,000	-	40,380,390
Fidelity Brokerage & Investment Management Portfolio	36,554,810	50,731,020	63,500,000	145,617	17,052,885
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Chemicals Portfolio	$ 51,219,863	$ 63,856,024	$ 58,000,000	$ 346,495	$ 62,067,137
Fidelity Communica-tions Equipment Portfolio	69,390,581	21,116,862	63,975,000	16,862	15,944,775
Fidelity Computers Portfolio	36,104,621	94,600,000	40,500,000	-	96,131,601
Fidelity Construction & Housing Portfolio	-	21,500,000	1,000,000	-	21,569,061
Fidelity Consumer Discretionary Portfolio	37,519,550	28,805,316	12,900,000	265,670	55,391,373
Fidelity Consumer Finance Portfolio	12,874,903	26,828,582	-	643,520	43,061,728
Fidelity Consumer Staples Portfolio	-	55,200,000	-	-	55,956,206
Fidelity Contrafund	67,886,922	165	63,062,189	57	121,057
Fidelity Defense & Aerospace Portfolio	-	32,635,306	13,800,000	154,585	19,796,909
Fidelity Dividend Growth Fund	-	16,001,799	13,000,000	1,602	388,886
Fidelity Electronics Portfolio	38,437,482	59,143,422	37,700,576	42,846	62,648,361
Fidelity Energy Portfolio	105,586,091	70,963,425	61,774,990	946,846	92,308,401
Fidelity Energy Service Portfolio	57,851,511	49,700,000	84,899,559	-	17,469,953
Fidelity Financial Services Portfolio	51,546,427	9,880,514	49,200,000	993	10,278,367
Fidelity Gold Portfolio	10,286,039	51,257,378	38,400,000	-	19,936,821
Fidelity Growth & Income Portfolio	-	43,100,000	-	-	49,031,913
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Growth Company Fund	$ 4,501,054	$ 11,010	$ 4,000,000	$ 199	$ 386,876
Fidelity Health Care Portfolio	79,550,510	51,152,345	132,189,152	-	2,969,300
Fidelity Industrial Equipment Portfolio	55,961,276	22,728,137	21,400,000	445,096	56,535,332
Fidelity Industrials Portfolio	88,446,633	34,668,510	40,152,569	435,766	79,605,928
Fidelity Insurance Portfolio	58,698,548	15,576,671	3,750,000	576,671	68,614,678
Fidelity IT Services Portfolio	8,953,341	60,640,460	31,525,000	-	39,416,064
Fidelity Large Cap Core Enhanced Index Fund	-	60,100,000	-	-	66,006,802
Fidelity Leisure Portfolio	21,757,467	32,810,944	17,200,000	21,455	45,065,595
Fidelity Medical Delivery Portfolio	23,634,667	51,080,478	26,285,929	-	56,928,784
Fidelity Medical Equipment & Systems Portfolio	-	70,342,700	55,000,000	216	8,911,147
Fidelity Mega Cap Stock Fund	-	12,200,000	-	-	13,652,260
Fidelity Mega Cap Stock Fund Institutional Class	115,037,725	28,127,615	65,496,575	856,869	83,272,966
Fidelity Multimedia Portfolio	40,512,823	9,596,605	26,657,949	134,674	20,807,339
Fidelity Natural Gas Portfolio	-	32,156,940	23,000,000	40,817	4,410,215
Fidelity Natural Resources Portfolio	74,910,355	17,193,945	82,708,811	55,498	412,191
Fidelity OTC Portfolio	-	89,968,615	46,100,000	-	43,032,752
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Pharmaceuticals Portfolio	$ 57,531,863	$ 40,965,856	$ 20,596,357	$ 623,687	$ 85,048,285
Fidelity Real Estate Investment Portfolio	40,556,787	5,048,248	42,844,637	48,248	442,720
Fidelity Retailing Portfolio	4,947,468	46,890,060	25,414,704	250,992	29,378,402
Fidelity Small Cap Growth Fund	-	11,158,866	8,997,617	-	251,782
Fidelity Software & Computer Services Portfolio	43,560,054	64,844,775	47,799,000	-	64,037,248
Fidelity Technology Portfolio	109,663,231	-	88,847,021	-	8,977,622
Fidelity Telecom and Utilities Fund	91,360,586	55,613,879	92,430,000	3,106,630	56,732,860
Fidelity Telecommunications Portfolio	14,423,835	40,661,079	37,900,000	128,649	17,809,110
Fidelity Transportation Portfolio	43,993,793	1,042,354	44,682,192	9,681	245,490
Fidelity Utilities Portfolio	227,282	26,538,550	27,100,000	338,550	273,240
Total	$ 1,907,467,764	$ 1,962,033,599	$ 2,021,233,073	$ 13,709,884	$ 1,843,073,080
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,007,708,343)	$ 1,108,176,913
Affiliated issuers (cost $1,558,806,485)	1,843,073,080
Total Investments (cost $2,566,514,828)		$ 2,951,249,993
Cash		221,150
Receivable for investments sold		29,771,407
Receivable for fund shares sold		2,868,534
Other receivables		27,134
Total assets		2,984,138,218

Liabilities
Payable for investments purchased	$ 30,761,223
Payable for fund shares redeemed	1,964,900
Other affiliated payables	138,020
Other payables and accrued expenses	64,568
Total liabilities		32,928,711

Net Assets		$ 2,951,209,507
Net Assets consist of:
Paid in capital		$ 2,533,792,184
Accumulated undistributed net realized gain (loss) on investments		32,682,158
Net unrealized appreciation (depreciation) on investments		384,735,165
Net Assets, for 290,980,970 shares outstanding		$ 2,951,209,507
Net Asset Value, offering price and redemption price per share ($2,951,209,507 ÷ 290,980,970 shares)		$ 10.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012

Investment Income
Dividends: Unaffiliated issuers		$ 10,106,810
Affiliated issuers		13,709,884
		23,816,694

Expenses
Management fee	$ 6,870,861
Transfer agent fees	574,125
Accounting fees and expenses	229,677
Custodian fees and expenses	13,160
Independent trustees' compensation	24,657
Registration fees	117,326
Audit	18,783
Legal	32,245
Miscellaneous	45,274
Total expenses before reductions	7,926,108
Expense reductions	(6,971,749)	954,359
Net investment income (loss)		22,862,335
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	52,723,663
Affiliated issuers	74,909,790
Realized gain distributions from underlying funds:
Unaffiliated issuers	2,606,083
Affiliated issuers	18,684,201
Total net realized gain (loss)		148,923,737
Change in net unrealized appreciation (depreciation) on underlying funds		(96,667,031)
Net gain (loss)		52,256,706
Net increase (decrease) in net assets resulting from operations		$ 75,119,041

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 22,862,335	$ 17,347,693
Net realized gain (loss)	148,923,737	91,833,893
Change in net unrealized appreciation (depreciation)	(96,667,031)	388,590,387
Net increase (decrease) in net assets resulting from operations	75,119,041	497,771,973
Distributions to shareholders from net investment income	(23,138,653)	(17,315,231)
Distributions to shareholders from net realized gain	(123,349,987)	(5,125,767)
Total distributions	(146,488,640)	(22,440,998)
Share transactions Proceeds from sales of shares	783,126,514	1,810,513,508
Reinvestment of distributions	146,119,501	22,384,350
Cost of shares redeemed	(696,314,026)	(385,296,279)
Net increase (decrease) in net assets resulting from share transactions	232,931,989	1,447,601,579
Total increase (decrease) in net assets	161,562,390	1,922,932,554

Net Assets
Beginning of period	2,789,647,117	866,714,563
End of period	$ 2,951,209,507	$ 2,789,647,117
Other Information Shares
Sold	79,845,481	203,931,340
Issued in reinvestment of distributions	15,450,618	2,261,807
Redeemed	(71,129,228)	(42,328,143)
Net increase (decrease)	24,166,871	163,865,004

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2012 E	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 8.42	$ 5.35	$ 9.54	$ 10.06
Income from Investment Operations
Net investment income (loss) B	.08	.08	.07	.09	.08
Net realized and unrealized gain (loss)	.13	2.05	3.07	(4.16)	(.37)
Total from investment operations	.21	2.13	3.14	(4.07)	(.29)
Distributions from net investment income	(.08)	(.07)	(.06)	(.10)	(.04)
Distributions from net realized gain	(.45)	(.02)	(.01)	(.03)	(.19)
Total distributions	(.53)	(.09)	(.07)	(.12) F	(.23)
Net asset value, end of period	$ 10.14	$ 10.46	$ 8.42	$ 5.35	$ 9.54
Total Return A	2.40%	25.36%	58.71%	(42.95)%	(3.11)%
Ratios to Average Net Assets C
Expenses before reductions	.29%	.26%	.25%	.25%	.26%
Expenses net of fee waivers, if any	.04%	.01%	.00%	.00%	.00%
Expenses net of all reductions	.03%	.01%	.00%	.00%	.00%
Net investment income (loss)	.83%	.91%	.91%	1.18%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,951,210	$ 2,789,647	$ 866,715	$ 272,958	$ 155,557
Portfolio turnover rate D	121%	70%	45%	35%	82%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

D Amounts do not include the portfolio activity of any Underlying Funds.

E For the year ended February 29.

F Total distributions of $.12 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Strategic Advisers U.S. Opportunity Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Security Valuation - continued

categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds and distributions from the ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV and the value of each ETF. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements;

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 384,270,872
Gross unrealized depreciation	(3,436,658)
Net unrealized appreciation (depreciation) on securities and other investments	$ 380,834,214

Tax Cost	$ 2,570,415,779

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 36,583,109
Net unrealized appreciation (depreciation)	$ 380,834,214

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 36,520,043	$ 22,440,998
Long-term Capital Gains	109,968,597	-
Total	$ 146,488,640	$ 22,440,998

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $3,498,300,280 and $3,367,251,649, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,672 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

6. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2014. During the period, this waiver reduced the Fund's management fee by $6,870,861.

Many of the brokers with whom Strategic Advisers places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $100,463 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $425.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Consumer Finance Portfolio	26%
Fidelity Large Cap Core Enhanced Index Fund	25%
Fidelity Insurance Portfolio	25%
Fidelity Consumer Discretionary Portfolio	20%
Fidelity IT Services Portfolio	16%
Fidelity Industrial Equipment Portfolio	16%
Fidelity Industrials Portfolio	14%
Fidelity Construction and Housing Portfolio	13%
Fidelity Computers Portfolio	13%
Fidelity Banking Portfolio	13%
Fidelity Pharmaceuticals Portfolio	12%
Fidelity Multimedia Portfolio	11%
Fidelity Leisure Portfolio	10%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers U.S. Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers U.S. Opportunity Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers U.S. Opportunity Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 18, 2012

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 24 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (47)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (44)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (52)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (68)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (46)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (38)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers U.S. Opportunity Fund voted to pay on April 16, 2012, to shareholders of record at the opening of business on April 13, 2012, a distribution of $0.13 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2012, $138,133,572, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 63% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 20, 2012. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect one Trustee to the Board of Trustees: Amy Butte Liebowitz
	# of Votes	% of Votes
Affirmative	44,707,926,494.93	93.433
Withheld	3,142,175,265.81	6.567
TOTAL	47,850,101,760.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers U.S. Opportunity Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and considers at each of its meetings one or more factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers (the Investment Adviser), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, their use of technology, and Strategic Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in their deliberations, the Board considered Strategic Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Strategic Advisers' and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the annualized total returns of the fund, annualized total returns of a broad-based securities market index ("benchmark"), and a range of annualized total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

1 The Fund is the survivor-in-interest to a shell reorganization that closed on August 23, 2010. In connection therewith, the Fund changed its principal investment strategies. The performance results shown would not necessarily have been achieved had the Fund's current principal strategies been in place for the periods shown.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for each period and that the fund had out-performed 93% and 86% of its peers for the one- and three-year periods, respectively, ended December 31, 2010. The Board also noted that the investment performance of the fund was higher than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Strategic Advisers. The Board considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board, however, also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2014.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 28, 2011.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 28, 2011.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

Annual Report

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the funds, and also took into consideration that Strategic Advisers' has waived its 0.25% management fee through September 30, 2014.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund invests.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SUO-UANN-0412
1.926371.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Strategic Advisers® U.S. Opportunity II Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

February 29, 2012

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended February 29, 2012	Past 1 year	Life of fund A
Strategic Advisers® U.S. Opportunity II Fund	3.48%	2.77%

A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® U.S. Opportunity II Fund on March 8, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market IndexSM performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks rose for the 12 months ending February 29, 2012, as encouraging economic news sparked a strong late-period rally that lifted major equity benchmarks past a number of significant milestones. Stocks recovered from early-period uncertainty that followed the March 2011 earthquake, tsunami and nuclear meltdown in Japan, but plummeted during the summer amid Europe's debt woes and a historic U.S. credit-rating downgrade. Despite continued volatility and mixed economic news, markets began to recover in early October. Investors gravitated toward defensive sectors and the perceived safety of larger, more-established and dividend-paying names, helping the Dow Jones® Industrial Average advance 8.83%, and close above the psychologically important 13,000 mark in late February - for the first time since May 2008. The rally accelerated late in the period and the market broadened, as investor confidence improved amid encouraging manufacturing, housing and employment data, and signs of progress in Europe. For the year, the S&P 500® Index added 5.12%, closing near a four-year high on the period's second-to-last day. The technology-laden Nasdaq Composite® Index added 7.73%, flirting with the 3,000 mark, its highest level in 12 years. Foreign developed-markets stocks reeled over Europe's turmoil, and the MSCI® EAFE® (Europe, Australasia, Far East) Index fell 7.35%.

Comments from Robert Vick, Portfolio Manager of Strategic Advisers® U.S. Opportunity II Fund: For the year, Strategic Advisers® U.S. Opportunity II Fund (the Fund) returned 3.48%, trailing the 4.53% gain of the Dow Jones U.S. Total Stock Market IndexSM. Relative to the benchmark, sector/industry funds - Fidelity® Select Portfolios® - focused on energy were the biggest relative detractors, specifically Energy Portfolio and Natural Resources Portfolio. Technology-oriented funds also hurt performance, including Technology Portfolio, Electronics Portfolio and diversified manager Fidelity OTC Portfolio. Despite the Fund's aggregate underweighting in the poor-performing financials sector, holding funds focused in this area dampened relative results. The primary detractors here were Brokerage and Investment Management Portfolio and Banking Portfolio. On the plus side, sector/industry funds emphasizing defensive categories, such as Fidelity Advisor® Consumer Staples Fund and Fidelity Telecom and Utilities Fund, were the biggest relative contributors. Health care-focused funds also helped, including Pharmaceuticals Portfolio and Medical Delivery Portfolio. Among diversified managers, Fidelity Mega Cap Stock Fund's emphasis on giant, market-leading companies provided a further boost to results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2011 to February 29, 2012).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value September 1, 2011	Ending Account Value February 29, 2012	Expenses Paid During Period* September 1, 2011 to February 29, 2012
Actual	.03%	$ 1,000.00	$ 1,119.30	$ .16
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,024.71	$ .15

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of February 29, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Mega Cap Stock Fund Institutional Class	10.1	10.1
Fidelity Advisor Diversified Stock Fund Institutional Class	9.0	9.1
Fidelity Advisor Consumer Staples Fund Institutional Class	6.0	7.1
Fidelity Energy Portfolio	5.6	5.0
Fidelity Large Cap Core Enhanced Index Fund	4.9	4.6
Fidelity Software & Computer Services Portfolio	4.3	1.1
Fidelity Computers Portfolio	3.2	2.2
Fidelity Industrials Portfolio	3.2	4.0
Fidelity Insurance Portfolio	3.1	2.5
Fidelity Telecom and Utilities Fund	3.0	4.2
	52.4
Asset Allocation (% of fund's net assets)
As of February 29, 2012	As of August 31, 2011
Sector Funds 71.3%	Sector Funds 68.0%
Large Blend Funds 24.7%	Large Blend Funds 23.8%
Large Growth Funds 1.3%	Large Growth Funds 8.2%
Large Value Funds 2.7%	Large Value Funds 0.0%
Small Blend Funds 0.0%†	Small Blend Funds 0.0%†

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.
†Amount represents less than 0.1%

Annual Report

Investments February 29, 2012

Showing Percentage of Net Assets

Equity Funds - 100.0%
	Shares	Value
Large Blend Funds - 24.7%
Fidelity Advisor Diversified Stock Fund Institutional Class	3,247,460	$ 54,005,264
Fidelity Advisor Large Cap Fund Institutional Class	6,625	135,344
Fidelity Growth & Income Portfolio	200,000	3,998,000
Fidelity Large Cap Core Enhanced Index Fund	3,054,492	29,567,484
Fidelity Mega Cap Stock Fund Institutional Class	5,496,780	61,234,134
TOTAL LARGE BLEND FUNDS		148,940,226
Large Growth Funds - 1.3%
Fidelity Advisor Growth & Income Fund Institutional Class	6,244	118,073
Fidelity Blue Chip Growth Fund	1,548	75,298
Fidelity Contrafund	2,273	169,891
Fidelity Growth Discovery Fund	4,163	63,777
Fidelity New Millennium Fund	5,414	172,586
Fidelity OTC Portfolio (a)	111,344	6,991,264
Fidelity Trend Fund (a)	1,000	75,650
TOTAL LARGE GROWTH FUNDS		7,666,539
Large Value Funds - 2.7%
Fidelity Advisor Equity Income Fund Institutional Class	320,008	7,974,599
Fidelity Large Cap Value Enhanced Index Fund	1,107,155	8,613,663
TOTAL LARGE VALUE FUNDS		16,588,262
Sector Funds - 71.3%
Fidelity Advisor Consumer Staples Fund Institutional Class	484,619	36,414,267
Fidelity Advisor Materials Fund Institutional Class	718	49,776
Fidelity Advisor Real Estate Fund Institutional Class	13,776	249,337
Fidelity Air Transportation Portfolio	3,768	143,635
Fidelity Automotive Portfolio	75,423	2,869,833
Fidelity Banking Portfolio	670,570	11,956,258
Fidelity Biotechnology Portfolio	102,467	10,022,282
Fidelity Brokerage & Investment Management Portfolio	40,824	1,929,740
Fidelity Chemicals Portfolio	149,024	16,470,092
Fidelity Communications Equipment Portfolio	349,521	8,566,769
Fidelity Computers Portfolio (a)	300,349	19,489,618
Fidelity Construction & Housing Portfolio	37,186	1,487,816
Fidelity Consumer Discretionary Portfolio	530,301	13,771,911
Fidelity Consumer Finance Portfolio	966,369	12,195,582
Fidelity Consumer Staples Portfolio	54,492	4,102,730
Fidelity Defense & Aerospace Portfolio	41,627	3,580,773
Fidelity Electronics Portfolio	225,088	11,994,928
Equity Funds - continued
	Shares	Value
Sector Funds - continued
Fidelity Energy Portfolio	609,320	$ 33,603,985
Fidelity Energy Service Portfolio (a)	77,551	5,662,018
Fidelity Environmental & Alternative Energy Portfolio	544	8,877
Fidelity Financial Services Portfolio	163,496	9,412,458
Fidelity Gold Portfolio	131,271	6,033,223
Fidelity Health Care Portfolio	135,302	18,004,640
Fidelity Industrial Equipment Portfolio	331,138	12,043,489
Fidelity Industrials Portfolio	780,768	19,277,173
Fidelity Insurance Portfolio	396,964	18,879,593
Fidelity IT Services Portfolio	522,427	12,418,087
Fidelity Leisure Portfolio	91,793	9,778,739
Fidelity Medical Delivery Portfolio (a)	117,389	7,191,246
Fidelity Medical Equipment & Systems Portfolio	113,549	3,181,641
Fidelity Multimedia Portfolio	156,085	7,567,001
Fidelity Natural Gas Portfolio	289,955	9,542,423
Fidelity Natural Resources Portfolio	2,391	84,549
Fidelity Pharmaceuticals Portfolio	754,691	10,648,690
Fidelity Real Estate Investment Portfolio	516,666	15,107,326
Fidelity Retailing Portfolio	259,025	14,901,688
Fidelity Software & Computer Services Portfolio	286,307	25,756,162
Fidelity Technology Portfolio (a)	24,835	2,522,474
Fidelity Telecom and Utilities Fund	1,067,484	18,371,396
Fidelity Telecommunications Portfolio	165,648	7,662,886
Fidelity Transportation Portfolio	1,047	55,493
Fidelity Utilities Portfolio	1,144	60,138
Fidelity Wireless Portfolio	874,953	6,719,635
TOTAL SECTOR FUNDS		429,790,377
Small Blend Funds - 0.0%
Fidelity Advisor Stock Selector Small Cap Fund Institutional Class (a)	9,037	178,925
TOTAL EQUITY FUNDS (Cost $532,413,762)		603,164,329
Fixed-Income Funds - 0.0%
	Shares	Value
Sector Funds - 0.0%
Fidelity Real Estate Income Fund (Cost $70,245)	6,975	$ 75,121
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $532,484,007)		603,239,450
NET OTHER ASSETS (LIABILITIES) - 0.0%		(29,625)
NET ASSETS - 100%		$ 603,209,825
Legend
(a) Non-income producing
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	February 29, 2012

Assets
Investments in affiliated securities, at value (cost $532,484,007) - See accompanying schedule		$ 603,239,450
Receivable for investments sold		1,834,464
Receivable for fund shares sold		225,856
Total assets		605,299,770

Liabilities
Payable for investments purchased	$ 1,700,000
Payable for fund shares redeemed	360,320
Other affiliated payables	4,841
Other payables and accrued expenses	24,784
Total liabilities		2,089,945

Net Assets		$ 603,209,825
Net Assets consist of:
Paid in capital		$ 538,594,088
Accumulated undistributed net realized gain (loss) on investments		(6,139,706)
Net unrealized appreciation (depreciation) on investments		70,755,443
Net Assets, for 57,029,616 shares outstanding		$ 603,209,825
Net Asset Value, offering price and redemption price per share ($603,209,825 ÷ 57,029,616 shares)		$ 10.58

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended February 29, 2012

Investment Income
Affiliated issuers		$ 4,969,519

Expenses
Management fee	$ 1,419,451
Accounting fees and expenses	56,201
Custodian fees and expenses	8,495
Independent trustees' compensation	5,091
Registration fees	25,322
Audit	16,228
Legal	6,821
Miscellaneous	9,273
Total expenses before reductions	1,546,882
Expense reductions	(1,419,451)	127,431
Net investment income (loss)		4,842,088
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Affiliated issuers	20,618,449
Realized gain distributions from underlying funds:
Affiliated issuers	8,786,495
Total net realized gain (loss)		29,404,944
Change in net unrealized appreciation (depreciation) on underlying funds		(11,435,995)
Net gain (loss)		17,968,949
Net increase (decrease) in net assets resulting from operations		$ 22,811,037

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended February 29, 2012	Year ended February 28, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,842,088	$ 3,953,668
Net realized gain (loss)	29,404,944	61,994,984
Change in net unrealized appreciation (depreciation)	(11,435,995)	64,730,459
Net increase (decrease) in net assets resulting from operations	22,811,037	130,679,111
Distributions to shareholders from net investment income	(4,059,688)	(4,046,589)
Distributions to shareholders from net realized gain	(1,739,867)	(1,213,977)
Total distributions	(5,799,555)	(5,260,566)
Share transactions Proceeds from sales of shares	108,246,001	83,592,921
Reinvestment of distributions	5,767,039	5,236,693
Cost of shares redeemed	(112,604,499)	(136,560,795)
Net increase (decrease) in net assets resulting from share transactions	1,408,541	(47,731,181)
Total increase (decrease) in net assets	18,420,023	77,687,364

Net Assets
Beginning of period	584,789,802	507,102,438
End of period	$ 603,209,825	$ 584,789,802
Other Information Shares
Sold	11,225,352	9,425,276
Issued in reinvestment of distributions	598,241	533,812
Redeemed	(11,405,253)	(14,854,560)
Net increase (decrease)	418,340	(4,895,472)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2012 H	2011	2010	2009	2008 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.33	$ 8.24	$ 5.25	$ 9.53	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.06	.07	.10	.09
Net realized and unrealized gain (loss)	.27	2.12	2.99	(4.27)	(.20)
Total from investment operations	.35	2.18	3.06	(4.17)	(.11)
Distributions from net investment income	(.07)	(.07)	(.06)	(.10)	(.06)
Distributions from net realized gain	(.03)	(.02)	(.01)	(.01)	(.28)
Tax return of capital	-	-	-	-	(.02)
Total distributions	(.10)	(.09)	(.07)	(.11)	(.36)
Net asset value, end of period	$ 10.58	$ 10.33	$ 8.24	$ 5.25	$ 9.53
Total Return B,C	3.48%	26.53%	58.31%	(43.90)%	(1.46)%
Ratios to Average Net Assets F
Expenses before reductions	.27%	.27%	.25%	.25%	.26% A
Expenses net of fee waivers, if any	.02%	.02%	.00%	.00%	.00% A
Expenses net of all reductions	.02%	.02%	.00%	.00%	.00% A
Net investment income (loss)	.85%	.72%	.94%	1.24%	.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 603,210	$ 584,790	$ 507,102	$ 271,774	$ 387,625
Portfolio turnover rate G	112%	91%	48%	130%	197% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period March 8, 2007 (commencement of operations) to February 29, 2008.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 29, 2012

1. Organization.

Strategic Advisers U.S. Opportunity II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of February 29, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 72,576,467
Gross unrealized depreciation	(2,399,785)
Net unrealized appreciation (depreciation) on securities and other investments	$ 70,176,682

Tax Cost	$ 533,062,768

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,986,434)
Net unrealized appreciation (depreciation)	$ 70,176,682

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2018	$ (2,986,434)

The tax character of distributions paid was as follows:

	February 29, 2012	February 28, 2011
Ordinary Income	$ 5,799,555	$ 5,260,566

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $652,556,771 and $643,316,692, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

average net assets. For the period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, there were no transfer agent fees paid by the fund.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2014. During the period, this waiver reduced the Fund's management fee by $1,419,451.

6. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 11% and 12% of the total outstanding shares of Fidelity Large Cap Core Enhanced Index Fund and Fidelity Large Cap Value Enhanced Index Fund, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers U.S. Opportunity II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers U.S. Opportunity II Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers U.S. Opportunity II Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2012

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 24 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds, as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate

Annual Report

Trustees and Officers - continued

the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Roger T. Servison (66)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (47)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisers, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (67)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (44)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz is the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-present). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as a selected participant in the World Economic Forum's Young Global Leader program.

Ralph F. Cox (79)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (52)

Year of Election or Appointment: 2006

Ms. Kaplan is President of Hill Holliday (advertising and specialized marketing, 2007-present). Ms. Kaplan is a Director of DSM (dba Delta Dental, Doral, and DentaQuest) (2004-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of the Massachusetts Conference for Women (2008-present), and Director of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Howard E. Cox, Jr. (68)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (42)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (46)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the fund. Ms. Laurent also serves as AML Officer of the Fidelity funds (2008-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Nicholas E. Steck (47)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Laura M. Doherty (42)

Year of Election or Appointment: 2009

Chief Compliance Officer of the fund. Ms. Doherty also serves as Senior Vice President of the Office of the Chief Compliance Officer (2008-present). Previously, Ms. Doherty served as a Vice President in Fidelity's Corporate Audit department (1998-2008).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (38)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey is also Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments (2004-present).

Annual Report

Distributions (Unaudited)

The fund designates 87% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2013 of amounts for use in preparing 2012 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 20, 2012. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect one Trustee to the Board of Trustees: Amy Butte Liebowitz
	# of Votes	% of Votes
Affirmative	44,707,926,494.93	93.433
Withheld	3,142,175,265.81	6.567
TOTAL	47,850,101,760.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers U.S. Opportunity II Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and considers at each of its meetings one or more factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The Board has established standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. While the full Board or the Independent Trustees, as appropriate, act on all major matters, a portion of the activities of the Board (including certain of those described herein) may be conducted through these committees.

At its September 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Strategic Advisers (the Investment Adviser), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

Annual Report

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, their use of technology, and Strategic Advisers' approach to recruiting, managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis. Additionally, in their deliberations, the Board considered Strategic Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Strategic Advisers' and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Strategic Advisers and reviewed by the Board. The following charts considered by the Board show, over the one- and three-year periods ended December 31, 2010, the annualized total returns of the fund, annualized total returns of a broad-based securities market index ("benchmark"), and a range of annualized total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

1The Fund is the survivor-in-interest to a shell reorganization that closed on August 23, 2010. In connection therewith, the Fund changed its principal investment strategies. The performance results shown would not necessarily have been achieved had the Fund's current principal strategies been in place for the periods shown.

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for each period and that the fund had out-performed 95% and 84% of its peers for the one- and three-year periods, respectively, ended December 31, 2010. The Board also noted that the investment performance of the fund was higher than its benchmark for the one- and three-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the amount and nature of fees paid to the Strategic Advisers. The Board considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board, however, also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2014.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the year ended February 28, 2011.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the year ended February 28, 2011.

Based on its review, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.. The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

On an annual basis, Strategic Advisers presents information to the Board on its profitability for managing the fund. Strategic Advisers calculates the profitability for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive under the circumstances.

Possible Economies of Scale. The Board considered whether economies of scale have been realized in respect of the management of the funds, and also took into consideration that Strategic Advisers' has waived its 0.25% management fee through September 30, 2014.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

SUI-UANN-0412
1.926365.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, February 29, 2012, Fidelity Rutland Square Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Small-Mid Cap Multi-Manager Fund, Strategic Advisers U.S. Opportunity Fund and Strategic Advisers U.S. Opportunity II Fund (the "Funds"):

Services Billed by PwC

February 29, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$53,000	$-	$4,000	$-
Strategic Advisers Emerging Markets Fund	$25,000	$-	$1,400	$-
Strategic Advisers Income Opportunities Fund	$26,000	$-	$1,400	$-
Strategic Advisers International Fund	$55,000	$-	$4,000	$-
Strategic Advisers International II Fund	$43,000	$-	$4,000	$-
Strategic Advisers Small-Mid Cap Fund	$45,000	$-	$4,000	$-
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$29,000	$-	$3,400	$-
Strategic Advisers U.S. Opportunity Fund	$26,000	$-	$1,400	$-
Strategic Advisers U.S. Opportunity II Fund	$24,000	$-	$1,400	$-

February 28, 2011 FeesA, B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Income Fund	$40,000	$-	$4,000	$-
Strategic Advisers Emerging Markets Fund	$20,000	$-	$1,400	$-
Strategic Advisers Income Opportunities Fund	$24,000	$-	$1,400	$-
Strategic Advisers International Fund	$40,000	$-	$4,000	$-
Strategic Advisers International II Fund	$39,000	$-	$4,000	$-
Strategic Advisers Small-Mid Cap Fund	$40,000	$-	$4,000	$-
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$-	$-	$-	$-
Strategic Advisers U.S. Opportunity Fund	$24,000	$-	$1,400	$-
Strategic Advisers U.S. Opportunity II Fund	$24,000	$-	$1,400	$-

A Amounts may reflect rounding.

B The Strategic Advisers Small-Mid Cap Multi-Manager Fund commenced operations on December 20, 2011.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	February 29, 2012A	February 28, 2011A
Audit-Related Fees	$3,795,000	$2,550,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 29, 2012 A	February 28, 2011 A
PwC	$5,145,000	$4,970,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	April 25, 2012
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	April 25, 2012